EXHIBIT A








                         ASSET PURCHASE AGREEMENT

                              BY AND BETWEEN

                          H & S FISH FARMS, INC.
                                 AS BUYER

                                    AND

                              FARM FISH, INC.
                                 AS SELLER

                               JULY 20, 2000
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                             TABLE OF CONTENTS

                           ARTICLE 1TRANSACTION
     1.1  Transaction.....................................................2
     1.2  Lease Option Prior To Closing...................................2
     1.3  Purchase Price..................................................3
     1.4  Share Purchase Price . . . . . . . . . . . . . . . . . . . . . .3
     1.5  Escrow Deposit..................................................4
     1.6  Prorations......................................................4
     1.7  Allocation of Purchase Price....................................5
     1.8  Contesting of Assumed Liabilities; No Third Party Beneficiaries.5
     1.9  Costs of Closing................................................6
     1.10 Inspection. ....................................................6

                          ARTICLE 2TITLE MATTERS
     2.1  Title Report/Commitment for Title Insurance.....................7
     2.2  Survey..........................................................7
     2.3  Title Defects...................................................8
     2.4  Title Insurance.................................................8

             ARTICLE 3REPRESENTATIONS AND WARRANTIESOF SELLER
     3.1  Organization and Qualification..................................9
     3.2  Binding Agreement...............................................9
     3.3  No Violation....................................................9
     3.4  Absence of Certain Changes.....................................10
     3.5  Litigation or Proceeding.......................................10
     3.6  Contracts......................................................10
     3.7  Title to Assets................................................10
     3.8  Compliance with Law and Regulations............................11
     3.9  Use of Assets..................................................11
     3.10 FIRPTA.........................................................11
     3.11 Payments.  ....................................................11
     3.12 Employees......................................................11
     3.13 Absence of Creditors' Arrangements or Proceedings..............11
     3.14 Inventory......................................................11
     3.15 Shares. .......................................................12
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     3.16 No Other Buyer Representations.................................12
     3.17 Knowledge Standard.............................................12

             ARTICLE 4REPRESENTATIONS AND WARRANTIES OF BUYER
     4.1  Corporate Organization; Etc....................................12
     4.2  Authorization of Agreement.....................................12
     4.3  No Violation...................................................12
     4.4  Litigation or Proceeding.......................................13
     4.5  Consents and Approvals of Governmental Authorities.............13
     4.6  Financial Statements. .........................................13
     4.7  Inspection.....................................................13
     4.8  Acquisition for Investment Purposes............................13
     4.9  No Other Seller Representations................................14
     4.10 "AS IS, WHERE IS"..............................................14

                       ARTICLE 5COVENANTS OF SELLER
     5.1  Operations of Seller...........................................14
     5.2  Change in Condition............................................15
     5.3  Insurance......................................................15
     5.4  Payment of Liabilities.........................................15
     5.5  Notification of Subsequent Events. ............................15
     5.6  Environmental Study. ..........................................15
     5.7  Post Closing Transactions. ....................................15
     5.8  Representations and Warranties.................................15
     5.9  Alienation of Assets...........................................16
     5.10 Mortgages......................................................16
     5.11 Employees......................................................16

                        ARTICLE 6COVENANTS OF BUYER
     6.1  Affected Employees. ...........................................16
     6.2  Financial Statements. .........................................16

            ARTICLE 7CONDITIONS TO BUYER'S OBLIGATION TO CLOSE
     7.1  Representations and Warranties True at Closing.................17
     7.2  Compliance with Agreement......................................17

     7.3  No Adverse Change..............................................17
     7.4  Litigation.....................................................17
     7.5  Opinion of Counsel. ...........................................17
     7.6  Evidence of Authority..........................................17
     7.7  Closing Documents..............................................17
     7.8  Possession of Assets...........................................18

           ARTICLE 8CONDITIONS TO SELLER'S OBLIGATIONS TO CLOSE
     8.2  Payment of Purchase Price......................................18
     8.3  Representations and Warranties True at Closing.................18
     8.4  Compliance with Agreement......................................18
     8.5  Litigation. ...................................................18
     8.6  Opinion of Counsel. ...........................................18
     8.7  Evidence of Authority..........................................19
     8.8  Instruments Relating to the Seller Financing and Transfer. ....19
     8.9  Buyer's Financial Statements. .................................19

                ARTICLE 9CLOSING; TERMINATION; POST CLOSING
     9.1  Closing........................................................19
     9.2  Termination....................................................19
     9.3  Breach by Buyer................................................19
     9.4  Breach by Seller...............................................20
     9.5  Knowledge as a Defense. .......................................20
     9.6  Post-Closing Deliveries........................................20

                          ARTICLE 10RISK OF LOSS
     10.1 Risk of Loss. .................................................21

                          ARTICLE 11MISCELLANEOUS
     11.1 Consents.......................................................21
     11.2 Contested Assignment...........................................21
     11.3 Limited Survival...............................................22
     11.4 Successors or Assigns..........................................22
     11.5 No Benefit to Others. .........................................22
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     11.6 Announcements..................................................22
     11.7 Further Assurances. ...........................................22
     11.8 Broker's Fees..................................................22
     11.9 Notices........................................................23
     11.10 Counterparts..................................................23
     11.11 Facsimile Signatures..........................................23
     11.12 Headings......................................................23
     11.13 Governing Law.................................................23
     11.14 Waiver of Jury Trial..........................................23
     11.15 Arbitration...................................................23
     11.16 Attorneys' Fees...............................................24
     11.17 Computation of Time Periods. .................................24
     11.18 Time of the Essence...........................................24
     11.19 No Waiver.....................................................24
     11.20 Exclusiveness.................................................24
     11.21 Severability..................................................24
     11.22 Interpretation, No Presumption................................24
     11.23 Exhibits......................................................25
     11.24 Confidentiality...............................................25

                         ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (this "AGREEMENT") dated this 20th day of July, 2000 ("EFFECTIVE DATE"), is made by and between H & S Fish Farms, Inc., a Mississippi corporation, with its principal place of business at _______________ ("BUYER"), and Farm Fish, Inc., a Mississippi corporation, with its principal place of business in Humphreys County, Mississippi ("SELLER").

     WHEREAS, Seller owns and operates a catfish farming operation located in Humphreys County, Mississippi (collectively, the "BUSINESS");

     WHEREAS, Buyer desires to purchase certain of the assets of Seller pursuant to the terms and conditions set forth herein;

     WHEREAS, Seller desires to sell, transfer and convey certain of its assets to Buyer as set forth herein;

     WHEREAS, Seller desires to sale its entire inventory of fish, in the ordinary course of business without restocking, to third parties prior to Closing of the transactions contemplated hereby;

     WHEREAS, Seller and Buyer acknowledge that Seller's liquidation of its fish inventory will extend over a period of many months following the Effective Date, and the transactions set forth herein shall extend over such period, ending on the Closing Date;

     WHEREAS, Seller is willing, if requested by Buyer, to allow Buyer access to certain of the Assets prior to Closing pursuant to the terms of the lease attached hereto after Seller has vacated a portion of the Assets;

     WHEREAS, Buyer intends to take only partial possession of the property upon execution of this Agreement;

     WHEREAS, Buyer intends to make capital improvements upon the assets as Buyer takes possession;

     WHEREAS, Buyer is willing to pay, and Seller is willing to accept a rental payment in the amount of $100.00 while Buyer is completing such capital improvements;

     WHEREAS, upon Closing, Seller shall finance the Purchase Price in accordance with the terms set forth herein; and

     WHEREAS, after the 180{th} day after Closing, Seller shall liquidate and distribute its net proceeds (after payment of its debts and obligations) to its shareholders.

     NOW, THEREFORE, in consideration of the premises and the respective mutual agreements, representations and warranties contained herein, the sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:


                                 ARTICLE 1
                                TRANSACTION

     1.1 TRANSACTION. The recitals set forth above are incorporated herein by this reference. Subject to the terms and conditions contained herein, Seller shall sell, transfer and convey and Buyer shall purchase certain assets of Seller used or available for use in connection with the operation of the Business, including, without limitation, certain real and personal property listed on EXHIBIT 1.1(A) (REAL AND PERSONAL PROPERTY SCHEDULE) (collectively, the "ASSETS"), except for the Excluded Assets (as defined below). Seller shall liquidate its current inventory between the Effective Date and the Closing Date. As Seller liquidates its inventory, Seller shall lease such portion of the Assets as are released by such liquidation to Buyer, under the terms and conditions set forth in subparagraph 1.2 and the Real Estate Lease attached hereto. The parties expressly acknowledge and agree that EXHIBIT 1.1(A) may not include all contracts of Seller and shall be amended at Closing (as defined below) to clarify exactly which contracts, if any, will be a part of the Assets being conveyed to Buyer. Buyer hereby elects to exclude all contracts from the Assets being conveyed at Closing ("EXCLUDED CONTRACTS"). The Excluded Contract shall not be deemed to be an Asset to be purchased hereunder, but shall be deemed to be an Excluded Asset.

     Buyer and Seller expressly agree that the Assets do not include in any manner the items of Seller's property listed on EXHIBIT 1.1(B) (EXCLUDED ASSETS), and such items of Seller's property shall not be sold, transferred, assigned or conveyed to Buyer at the Closing ("EXCLUDED ASSETS").

     At Closing, Buyer will only assume certain obligations, liabilities and indebtedness of Seller relating to the Contracts in accordance with their terms and pursuant to the terms of the Assignment and Assumption Agreement, in the form attached hereto (collectively, the "ASSUMED LIABILITIES"). Notwithstanding any other provision of this Agreement, Seller hereby acknowledges and agrees that Buyer has only agreed to assume certain specified liabilities, obligations and indebtedness of Seller and nothing contained herein or in any documents executed in connection herewith shall be deemed an assumption of any obligations, liabilities or indebtedness of Seller other than the Assumed Liabilities. Therefore, Seller shall remain liable for and the responsible party with respect to any and all obligations, liabilities or indebtedness not being expressly referenced and assumed by Buyer hereunder and Seller shall timely perform in full their liabilities and obligations relating thereto.

     1.2 LEASE OPTION PRIOR TO CLOSING. In the event that: (i) Seller, in its sole and absolute discretion, elects to remove its fish inventory from certain portions of the Real Property prior to Closing ("Vacated Land") and (ii) Buyer, in its sole and absolute discretion, elects to take
possession of the Vacated Land for purposes of improving the ponds and other improvements located on the Vacated Land and/or stocking fish into any ponds located on the Vacated Land, Buyer shall lease such Vacated Land and any related equipment contained with the Assets to be transferred from Seller pursuant to the terms of the form leases attached hereto as EXHIBIT
1.2. The terms of such lease shall include, without limitation, a lease term of no more than twenty-four (24) months (the exact term will be based on the period of time remaining prior to the projected Closing Date and shall be subject to acceleration and immediate termination in the event of a default under this Agreement), rental payments of $100 per month if Buyer's only use of the Vacated Land is to undertake capital improvements, monthly rental payments based on a six percent (6%) interest factor of the mutually agreed upon allocated portion of the Purchase Price applicable to the Vacated Land if Buyer's use of any portion of the Vacated Land is to operate, stock or grow fish in any manner. Simultaneous with Buyer leasing any portion of the Real Property, Buyer shall have the option, at its sole discretion, to close the purchase of certain items of tangible Personal Property contained within the Assets as selected by Buyer and approved by Seller. The purchase price of such items of Personal Property shall be equal to the allocated portion of the Purchase Price relating to such items and shall be payable in full in immediately available funds at the time of such transfer.

     1.3 PURCHASE PRICE. Upon and in accordance with the terms and conditions of this Agreement, Seller agrees to sell, and Buyer agrees to purchase, the Assets for a total purchase price equal to the sum of One Million Eight Hundred Thousand and 00/100 Dollars ($1,800,000) ("PURCHASE PRICE"), plus or minus prorations and other adjustments provided by this Agreement. The Purchase Price shall be paid in the form of $1,500,000.00 negotiable promissory note made payable to the order of Seller and its assigns ("NOTE") bearing a six percent (6%) interest rate per annum payable in quarterly installments as necessary to fully amortize the principal balance over a ten (10) year period; secured by a first priority lien on the assets pursuant to a Deed of Trust and Security Agreement and such other loan documents as reasonably requested by Seller or its counsel, the forms of such are attached hereto as EXHIBIT 1.3 (collectively, the "SECURITY DOCUMENTS"). The balance of the Purchase Price shall be payable in full in immediately available funds at Closing.

     1.4 SHARE PURCHASE PRICE. In addition to the Purchase Price set forth above, upon and in accordance with the terms and conditions of this Agreement, Seller agrees to sell, and Buyer agrees to purchase, 1908 shares of stock of Producer's Feed ("SHARES")for a total purchase price equal to $25.00 per share for a sum of Forty-seven Thousand Seven Hundred and 00/100 Dollars ($47,700.00) ("SHARE PURCHASE PRICE"). Seller agrees to sell, and Buyer agrees to purchase 200 Shares which shall be transferred by Seller to Buyer simultaneous with the execution of this Agreement and upon payment of $5,000.00 of the Share Purchase Price by Buyer to Seller in immediately available funds. Seller agrees to grant, and Buyer shall have an option to purchase which may only be exercised prior to Closing the balance of the Shares (1708) which shall be transferred by Seller to Buyer at Closing and upon payment of the balance of the Share Purchase Price ($42,700.00) by Buyer to Seller in immediately available funds.

     1.5 ESCROW DEPOSIT. (a) Buyer shall within two (2) business days following the Effective Date deliver to First American Title Insurance Company ("TITLE COMPANY") the sum of One Hundred Thousand And No/100 Dollars ($100,000.00) ("ESCROW DEPOSIT") in lawful funds of the United States of America. If Buyer elects to terminate this Agreement pursuant to the express provisions hereof, then Title Company shall refund to Buyer the Escrow Deposit and all interest accrued thereon. The Escrow Deposit and all interest thereon shall be non-refundable to Buyer except in the case of: (i) Seller's default; (ii) the non-satisfaction of the conditions set forth in Section 7.1; or (iii) except as otherwise expressly set forth herein. In any event, the Escrow Deposit shall be credited toward the Purchase Price upon Closing. Title Company is hereby instructed to invest the Escrow Deposit in an FDIC insured interest bearing account in the name of Buyer. Buyer's taxpayer identification number is 64-0927035. Buyer and Seller hereby acknowledge and agree that all accrued interest on the deposit shall be credited to Buyer, PROVIDED, HOWEVER, in the event that this transaction does not Close due to an event of default by Buyer and through no event of default of Seller unless Seller's performance is excused due to a prior default of Buyer, the Escrow Deposit and all accrued interest thereon shall be delivered to Seller as herein set forth.

     (b) The sole responsibility of Title Company shall be to hold and disburse the Escrow Deposit in accordance with the terms of this Agreement and, if a dispute shall arise with respect to the disposition of the Escrow Deposit, the Title Company may continue to hold such funds until receipt of written instructions acknowledged and agreed to by Buyer and Seller or may deposit such funds with the applicable court of the county in which the Project is located and interplead the Buyer and Seller in connection therewith.

     (c) Title Company is authorized and instructed to act as escrow agent pursuant to the terms of this Agreement. By execution of the acknowledgment attached hereto, Title Company acknowledges receipt of the Escrow Deposit. Buyer and Seller shall execute any additional escrow instructions reasonably required by Title Company to complete the transactions provided for herein provided that such instructions are not inconsistent with the terms of this Agreement.

     1.6 PRORATIONS. The following prorations shall be made effective as of the Closing Date and, to the extent possible, shall be made tentatively at Closing:

     a. PRORATION DATE. All prorations shall be made as of 12:01 a.m., according to the time zone in which the Assets are located, on the Closing Date, as if Buyer were vested with title to the Assets during the entire Closing Date.

     b. TAXES. Ad valorem and personal property taxes and assessments against the Assets for the year of Closing shall be prorated between Seller and Buyer as of the Closing Date. If actual taxes are unknown, they shall be prorated based upon the best available information from the local taxing authority. To the extent that the actual taxes for the current year differ from the amounts so apportioned at Closing, Seller and Buyer shall make all necessary adjustments by appropriate payments between themselves following Closing.

     c. UTILITIES. Charges for utilities serving the Assets shall be determined as of the day preceding the Closing Date based on a reading of the meter unless such is not reasonably available in which case it will be based on the prior month's utility bills, and Seller shall pay the amount of the utility charges to such date to the utility companies involved or to Buyer in the event Buyer is responsible for the payment of such utility charges. All utility deposits of Seller shall belong to Seller.

     d. CONTRACT CHARGES. Charges with respect to Contracts (as defined below), if any, actually transferred and assigned to Buyer shall be prorated as of the Closing Date. Payments for obligations under leases of tangible Personal Property transferred and assigned to Buyer will be prorated as of the Closing Date. To the extent not reflected in the closing statements evidencing the Transaction contemplated by this Agreement, Buyer and Seller agree to adjust between themselves outside of Closing any amounts which are the responsibility of the other party pursuant to this subsection.

     e. GENERAL LIABILITIES. Contractual and tort liabilities accruing, or relating to events that occurred, prior to the Closing Date shall remain the responsibility of Seller. Contractual liabilities relating to Contracts expressly assumed by Buyer and accruing, or relating to events that occur, from and after the Closing Date, shall be the responsibility of Buyer.

     The agreements with respect to prorations in this Section 1.6 shall survive Closing. Final settlement of all prorated items shall occur on or before 90 days after the Closing Date, or on the next business day if the 90th day is a Saturday, Sunday or legal holiday, except property taxes which shall be determined upon the date upon which any such amounts shall become ascertainable.


     1.7 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated among the Assets in the manner reasonably determined by Buyer and Seller in writing prior to Closing. The parties make this allocation with the knowledge and understanding that, if requested by Buyer, it will be used by them for all purposes including federal and state income tax purposes. Each party agrees that it will report the transactions in accordance with such allocation and that it will not take a position inconsistent with such allocation except with the written consent of the other parties to this Agreement.


     1.8 CONTESTING OF ASSUMED LIABILITIES; NO THIRD PARTY BENEFICIARIES. Buyer reserves the right to contest in good faith any Assumed Liability. Seller reserves the right to contest in good faith any liabilities or obligations not expressly assumed by Buyer pursuant to the terms of this Agreement. The assumption by Buyer on the Closing Date of any liabilities hereunder is made for the exclusive benefit of Seller and not for the benefit of any third party, and such assumption, while creating a liability of Buyer to Seller hereunder, shall not be deemed to create any liability
of Buyer to any third party. The terms and provisions of this Agreement are intended solely for the benefit of Buyer and Seller and their respective successors or assigns, and it is not the intention of the parties to confer any third-party beneficiary rights upon any other person or entity.


     1.9  COSTS OF CLOSING.

     a. SELLER'S PAYMENTS. Seller shall pay the cost and expenses, if any, of the title search and title insurance commitment for the owner's title insurance policy and one-half of the expenses of the escrow, if any.

     b. BUYER'S PAYMENTS. Buyer shall pay the cost and expenses, if any, of (i) the fees for recording the deed conveying the Real Property; (ii) the premium for the owner's and lender's title policy and the cost of all applicable endorsements thereto; (iii) and one-half of the expenses of the escrow, if any, and (iv) the cost of the survey, if any.

     c. OTHER COSTS. Each party will pay all its own expenses incurred in connection with this Agreement and the Transactions contemplated hereby, including, without limitation (i) all costs and expenses stated herein to be borne by a party, and (ii) all of their respective consulting, accounting, investigation, legal and appraisal fees.


     1.10 INSPECTION. Purchaser and/or its attorneys, consultants or employees ("AUTHORIZED REPRESENTATIVES") have: made a physical inspection of all Assets and to the extent Purchaser deemed necessary contacted and confirmed with third parties the nature, scope and status of all Contracts
to be assigned to and assumed by Buyer, if any.   All such inspections
shall be conducted at Buyer's sole expense. Buyer and/or Buyer's agents and representatives shall have the right to conduct any and all such physical, environmental and other inspections, reviews and other analysis as Buyer considers to be appropriate relating to the Assets. Seller shall cooperate with all such inspections and provide Buyer and/or its agents and representatives with access to all assets, books and records in order to
facilitate the foregoing.    Notwithstanding the foregoing, Buyer shall not
be permitted to interfere unreasonably with Seller's operations and the scheduling of any inspections, interviews, and/or testing shall be at reasonable times during normal business hours and shall take into account the timing and availability of access to the applicable information and property. Buyer shall at all times conduct such due diligence in compliance with applicable laws, and in a manner so as to not cause undue damage, loss, cost or expense to Seller or the Assets, and Buyer shall promptly restore the Assets to their condition immediately preceding such inspections and examinations and shall keep the Assets free and clear of any mechanic's liens or materialmen's liens in connection with such inspections and investigations. Seller shall have the right, at its option, to cause a representative of Seller to be present at all such inspections, reviews and examinations. Buyer shall keep all information or data received or discovered in connection with such due diligence strictly confidential. Buyer shall indemnify, protect, defend and hold Seller harmless from and against any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense, including attorneys' fees (collectively, the "LOSS"), in any way caused by the inspections or examinations of the Assets by Buyer or its agents or contractors. The foregoing indemnification shall terminate upon the first anniversary of the Closing but shall survive the termination of this Agreement for any reason.

                                 ARTICLE 2
                               TITLE MATTERS

     2.1 TITLE REPORT/COMMITMENT FOR TITLE INSURANCE. Seller hereby instructs Title Company to prepare and deliver to Buyer, Seller and the surveyor, if any, at Seller's expense, within ten (10) business days after the Effective Date a commitment to issue an owner's and if applicable a lender's title insurance policy to be issued by a title company reasonably acceptable to Buyer (the "INITIAL TITLE COMMITMENT") covering the Real Property, showing all matters, including, without limitation, any environmental liens of record, affecting title to the Real Property and binding Title Company to issue to Buyer at Closing an owner's policy of title insurance on an ALTA (1992 form) extended form of policy in the amount of the Purchase Price applicable to the real property and improvements. Upon receipt of Seller's Closing Notice, Seller shall instruct Title Company to prepare and deliver to Buyer, Seller and the surveyor, if any, described below, at Seller's expense, within ten (10) business days after the Closing Notice Date, an updated commitment to issue an owner's title insurance policy to be issued by the Title Company (the "UPDATED TITLE COMMITMENT") covering the Real Property, showing all matters affecting title to the Real Property and binding Title Company to issue to Buyer at Closing an owner's policy of title insurance on an ALTA (1992 form) extended form of policy in the amount of the Purchase Price applicable to the real property and improvements. Seller and Buyer further instruct Title Company to deliver to all such parties copies of all instruments referenced in Schedule B, Section II of each of the Title Commitments.

     2.2 SURVEY. Within ten (10) days after the Effective Date, Buyer may, at its expense and at its option, order a survey or an update to a survey and shall use reasonable efforts to cause such survey to be delivered to Seller and Title Company within ten (10) business days after the Effective Date. Such survey may at the option of Buyer and its lender be either a Class B or a Class A ALTA/ASCM land title survey of the Land and of the Improvements situated thereon (the "INITIAL SURVEY"), prepared by a surveyor licensed by Mississippi and certified to Seller, Buyer and Title Company by such surveyor. Within ten (10) days after the Closing Notice Date, Seller may, at its expense and at its option, order an update to the Initial Survey ("UPDATED SURVEY") and shall use reasonable efforts to cause such Updated Survey to be delivered to Buyer and Title Company within ten (10) business days after the Closing Notice Date. Seller shall provide at Closing a certificate to Buyer and Title Company, if requested, that there have been no improvements made to the Real Property since the date of the Initial Survey which would materially alter the depictions on the Initial Survey.

     2.3 TITLE DEFECTS. Within ten (10) days after receipt of the later of the Initial Title Commitment and the Initial Survey, if any, Buyer shall notify Seller of any title matters to which Buyer objects (the "TITLE DEFECTS") ("BUYER'S NOTICE"). Any matter disclosed in a Title Commitment or Survey and not objected to by Buyer or subsequently waived by Buyer shall be deemed a permitted exception ("PERMITTED EXCEPTION"). Seller shall notify Buyer of Seller's decision not to cure any Title Defect within ten (10) days after receipt of Buyer's Notice; provided, however, Seller shall remove monetary liens relating to borrowed funds or other liens securing indebtedness of an ascertainable amount and mechanic or materialmen's liens, if any. Seller's failure to respond shall be deemed a decision by Seller not to cure any Title Defect. Within ten (10) days of Seller's election not to cure certain Title Defects, Buyer may (i) elect to waive such Title Defects or (ii) terminate this Agreement and receive a full refund of the Escrow Deposit. Buyer's failure to respond shall be deemed a decision by Buyer to waive any and all Title Defects. If the Title Defects, that Seller elected to cure, are not cured by Seller or waived by Buyer on or before the Closing Date then Buyer may (i) elect to waive the uncured Title Defects or (ii) terminate this Agreement and receive a full refund of the Escrow Deposit. Within ten (10) days after receipt of the later of the Updated Title Commitment and the Updated Survey, if any, Buyer shall notify Seller of any title matters not reflected on the Initial Title Commitment or Initial Survey to which Buyer objects (the "NEW TITLE DEFECTS") ("UPDATE NOTICE"). Any new matter not objected to by Buyer or subsequently waived by Buyer shall be deemed a Permitted Exception. Seller shall notify Buyer of Seller's decision not to cure any New Title Defect within ten (10) days after receipt of Buyer's Title and Survey Notice; provided, however, Seller shall remove or bond around monetary liens relating to borrowed funds or other liens securing indebtedness of an ascertainable amount and mechanic or materialmen's liens, if any. Seller's failure to respond shall be deemed a decision by Seller not to cure any New Title Defect. Within five (5) days of Seller's election not to cure certain New Title Defects, Buyer may elect to waive such New Title Defects, or, if the New Title Defect involves a monetary lien or obligation or otherwise has a material adverse effect on the Assets, Buyer may terminate this Agreement and receive a full refund of the Escrow Deposit. Buyer's failure to respond shall be deemed a decision by Buyer to waive the New Title Defects to which Seller decides not to cure. If the New Title Defects that Seller elected to cure are not cured by Seller or waived by Buyer on or before the Closing Date then Buyer may elect to waive the uncured New Title Defects or, if the New Title Defect involves a monetary lien or obligation or otherwise has a material adverse effect on the Project, Buyer may terminate this Agreement and receive a full refund of the Escrow Deposit. Notwithstanding anything herein to the contrary, any lien that may be discharged by the payment of money may be paid and discharged at Closing out of the proceeds of the Purchase Price.

     2.4 TITLE INSURANCE. At Closing, Seller and Buyer shall instruct Title Company to issue a final update to the Title Commitment in which the "GAP" exception has been deleted, binding Title Company to issue to Buyer an owner's policy and if applicable a lender's policy of title insurance (the "TITLE POLICY") covering the Real Property in the full amount of the Purchase Price. In addition, Title Company shall, if requested, provide an insured closing letter verifying the authority of the applicable agent of the Title Company. The Title Policy shall be an ALTA Form 1992 owner's or lender's policy of extended coverage title insurance with the creditor's rights exception deleted containing such endorsements as may be reasonably requested by Buyer and agreed to by Title Company subject only to: (a) current non-delinquent real estate taxes and assessments; (b) matters set forth in the Title Commitment and approved or waived by Buyer; (c) any other matters approved in writing by Buyer; (d) title exceptions caused by acts or omissions of Buyer; and (e) matters excepted or excluded from coverage by the printed terms of the title insurance policy's standard jacket form. The standard exceptions such as survey and mechanics and materialmen's lien shall be deleted.


                                 ARTICLE 3
                      REPRESENTATIONS AND WARRANTIES
                                 OF SELLER

     Seller hereby represents and warrants to Buyer that the following matters are true as of the date of executing this Agreement and will be true at Closing:

     3.1 ORGANIZATION AND QUALIFICATION. Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of Mississippi, and (ii) has the power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby.

     3.2 BINDING AGREEMENT. Subject to the prior approval of the shareholders of Seller, the execution, delivery and performance of this Agreement has been duly authorized by all necessary action by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms. Such shareholder approval is a condition precedent to the consummation of the transactions contemplated hereby other than the lease of the Real Property as contemplated hereby.

     3.3 NO VIOLATION. Neither the execution and delivery of this Agreement, nor the performance by Seller of its obligations hereunder nor the consummation of the transactions contemplated hereby will (a) violate, be in conflict with, constitute a default under, permit the termination of, or cause the acceleration of the maturity of any debt or obligation of Seller which violation, conflict, default, termination or acceleration individually or in the aggregate with all such other violations, conflicts, defaults, terminations and accelerations would have a material adverse effect on the Assets or on any of the Contracts (as defined below); (b) require the consent of any other person (other than the shareholders of Seller) to, constitute a breach of any agreement, permit, license or commitment to which Seller is a party or by which they or any of its property is bound (which individually or in the aggregate with all other such breaches would have a material adverse effect on the Assets); (c) result in the creation or imposition of any lien upon any of Seller's Assets under any agreement or commitment to which Seller is a party or by which it is bound which would have a material adverse effect upon the
Assets; or (d) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Seller is subject.

     3.4  ABSENCE OF CERTAIN CHANGES.   Except as set forth on SCHEDULE
3.4, since July 1, 2000, there has not been (i) any change in the Assets other than changes in the ordinary course of business, none of which has been materially adverse; or (ii) any other event or condition of any character which, individually or in the aggregate, materially and adversely affects the Assets. Buyer acknowledges that Seller will be selling its entire inventory of fish to third parties prior to Closing and in connection therewith abandoning certain areas of the Real Property as determined by seller in its sole discretion.

     3.5 LITIGATION OR PROCEEDING. There is no suit, claim, action or investigation pending or, to the best knowledge of Seller, threatened by or against Seller affecting the Assets, before any federal, state, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality wherever located, which possibly could prevent the consummation of the transactions contemplated by this Agreement or adversely affect Buyer's enjoyment of or diminish the value of the Assets.

     3.6 CONTRACTS. Attached hereto as EXHIBIT 3.6(A) (CONTRACTS SCHEDULE) is a list of all contracts and leases affecting or relating in any material manner to the Assets (collectively, the "CONTRACTS"). Except for contracts listed in EXHIBIT 3.6(A), there are no contracts, leases or agreements of any nature, either oral or written, affecting or relating in any material manner to Seller or the Assets or any part thereof. All of the Contracts contain the entire agreement of the parties thereto, are in full force and effect in accordance with their respective terms, and to the best of Seller's knowledge, no event exists which, with notice or the passage of time or both, would constitute an event of default by Seller or any other party thereunder. No party to any Contract has threatened to cancel or terminate such Contract or to Seller's knowledge alleged any default or event which, with notice or passage of time or both, would constitute an event of default under any such Contract. In addition, to Seller's knowledge, no party to any such Contract has any counterclaim, defense or offset relating in any manner thereto. No Contract or any right or portion thereof has been assigned, encumbered or subjected to any liens by Seller, except to lenders whose liens shall be released at Closing. No Contracts have been amended or modified and no terms have been waived in
any manner except as set forth on EXHIBIT 3.6(A).   Seller has paid in full
all payments required by the terms of the Contracts to be paid prior to the
date hereof.   True and complete copies of all agreements, contracts,
arrangements, plans and other things referred to in EXHIBIT 3.6(A) have been delivered to Buyer.

     3.7 TITLE TO ASSETS. Seller has good, valid and marketable title to its Assets and the Assets are held by Seller and will be transferred to Buyer free and clear of any liens, encumbrances, restrictions or equitable rights of any other party, except for the Permitted Exceptions. A list of all material Assets are contained on EXHIBIT 1.1(A) attached hereto.

     3.8 COMPLIANCE WITH LAW AND REGULATIONS. To the best of Seller's knowledge, the Assets, and the use and operation thereof are in material compliance with all applicable federal, state, municipal and other governmental laws, ordinances, rules, regulations, licenses, permits and authorizations (collectively, the "LAWS OR REGULATIONS"). To the best of Seller's knowledge, Seller has not received any notice or been made aware of any charge asserting any violation of any such Laws or Regulations.

     3.9 USE OF ASSETS. To Seller's knowledge, (i) no governmental, public or private authority intends or desires to appropriate the use of or limit the use of any of the Assets pursuant to any condemnation, eminent domain or similar proceeding; (ii) no fact or condition exists which will result in the termination of the Seller's current access to and from existing streets and utilities.

     3.10 FIRPTA. Seller is not a "foreign person" (as defined in the Internal Revenue Code and Income Tax Regulations). The provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, are not applicable to the Transaction.

     3.11 PAYMENTS. To the best of Seller's knowledge, Seller has not, directly or indirectly, paid or delivered or agreed to pay or deliver any fee, commission or other sum of money or item of property, however characterized, to any government official or representative in any manner related to the Assets which is illegal under any federal, state or local law.

     3.12 EMPLOYEES. EXHIBIT 3.12(A) (CURRENT EMPLOYEES) sets forth a current schedule of all full and part-time employees of Seller, setting forth in respect of each their position, duties, current salary or wages. Seller is not a party to or bound by any employment agreement or any collective bargaining agreement respecting employees, nor to the best of Seller's knowledge are there pending or threatened any strike, walkout or other work stoppage or any union organizing effort relating to the Assets. There is no unfair practice claim against Seller before the National Labor Relations Board, or any strike, dispute, slowdown, or stoppage pending or threatened against or involving the Assets. Seller is in material compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment, and wages and hours. There are no pending or, to the best of Seller's knowledge, threatened EEOC claims, wage and hour claims, unemployment compensation claims, workers' compensation claims or the like against Seller.

     3.13 ABSENCE OF CREDITORS' ARRANGEMENTS OR PROCEEDINGS. Seller has not made any arrangement with Seller's creditors other than in the ordinary course of business, nor have any involuntary or voluntary proceeding been instituted against or by Seller or relating to any of their property under any bankruptcy, insolvency or similar law.

     3.14 INVENTORY. The Assets do not include any inventory of Seller of any type, including, without limitation, fingerlings, broodfish, foodfish or feed, supplies or chemicals of any type. Seller will undertake to dispose of its inventory prior to

 Closing in such manner as Seller deems
appropriate in its sole and absolute discretion.

     3.15 SHARES. Buyer is the sole holder of record, beneficial or otherwise, of all of the Shares. Except for the restrictions and encumbrances established by Producer's Feed's Articles of Incorporation and other organizational documents, noted on the face of the certificate and under applicable federal and state securities laws and regulations, the Shares are free and clear of any restriction, pledge, claim, lien, security interest or encumbrance thereon or affecting the title thereto. Other than Producer's Feed and as noted on the certificate, no other person owns or has any other rights with respect to the Shares. To the best of Seller's knowledge, no Shares have been issued or transferred in violation of any preemptive or other rights of any person, or any laws or regulations of any governmental authority to which such issuance or transfer may have been subject. There are no outstanding obligations or commitments to purchase, redeem or otherwise acquire any of the Shares, except for this Agreement.

     3.16 NO OTHER BUYER REPRESENTATIONS. Except as expressly set forth herein, Seller acknowledges that no representations or warranties, express or implied, have been made by Buyer or Buyer's representatives.

     3.17 KNOWLEDGE STANDARD. As used in this Agreement, "TO SELLER'S KNOWLEDGE", "TO THE BEST OF SELLER'S KNOWLEDGE" or any similar phrase, shall mean the current actual knowledge of Tom Slough and Jayne Dew; provided, however, that nothing in this Agreement shall be deemed to create or impose any personal liability of any kind on either of them.


                                 ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller that the following matters are true as of the date executing this Agreement and will be true as of
Closing:

     4.1 CORPORATE ORGANIZATION; ETC. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi and has full corporate power and authority to carry on its business as now being conducted.

     4.2 AUTHORIZATION OF AGREEMENT. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms.

     4.3 NO VIOLATION. Neither the execution and delivery of this Agreement, nor the performance by Buyer of its obligations hereunder nor the consummation of the transactions contemplated hereby will (a) violate, be in conflict with, constitute a default under, permit the termination of, or cause the acceleration of the maturity of any debt or obligation of Buyer which violation, conflict, default, termination or acceleration individually or in the aggregate with all such other violations, conflicts, defaults, terminations and accelerations would have a material adverse effect on Buyer; (b) except as set forth in EXHIBIT 4.3 (NO CONSENT OR VIOLATION), require the consent of any other person to, constitute a breach of any agreement or commitment to which Buyer is a party or by which it or any of its property is bound (which individually or in the aggregate with all other such breaches would have a material adverse effect on Buyer); (c) result in the creation or imposition of any lien upon any of Buyer's assets under any agreement or commitment to which Buyer is party or by which it is bound which would have a material adverse effect upon Buyer; or (d) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Buyer is subject.

     4.4 LITIGATION OR PROCEEDING. There is no suit, claim, action or investigation pending or, to the best knowledge of Seller, threatened by or against Seller affecting the Assets, before any federal, state, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality wherever located, which possibly could prevent the consummation of the transactions contemplated by this Agreement or adversely affect Buyer's enjoyment of or diminish the value of the Assets.

     4.5 CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES. Buyer has obtained, or prior to Closing will obtain, all consents, approvals or authorizations of, or declarations, filings or registrations with, all governmental or regulatory authorities or other persons required to be made or obtained by Buyer in connection with the execution, delivery and performance of this Agreements.

     4.6 FINANCIAL STATEMENTS. Pro forma Financial Statements for the current year reflecting the financial condition of Buyer, including, without limitation, the balance sheet of Buyer (collectively, the "BUYER'S FINANCIAL STATEMENTS"), have been prepared in accordance with general accepted accounting principles consistently applied except as disclosed in the accountant's statement contained therein. A copy of which is attached hereto as EXHIBIT 4.6.

     4.7 INSPECTION. Buyer has made an independent investigation, to the extent Buyer deems necessary or appropriate, concerning the physical condition, value, development, use, marketability, feasibility and suitability of the Project, including, without limitation, land use, zoning and other governmental restrictions.


     4.8 ACQUISITION FOR INVESTMENT PURPOSES. Buyer has such knowledge and experience in financial and business matters that it is capable of evaluation of the merits and risks associated with this Transaction and the Shares. Buyer is acquiring the Shares in a private transaction, solely for its own account for the purpose of investment and not as a nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution of any Shares (other than in a transaction which is either registered under the Securities Act or exempt from such registration, and in compliance with all applicable Blue
Sky or state securities laws or exempt therefrom). Buyer agrees and acknowledges that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any of the Shares unless such Transfer is either (i) pursuant to an effective registration statement under the Securities Act and qualification or other compliance under applicable Blue Sky or state securities laws, or (ii) exempt from registration under the Securities Act and applicable Blue Sky or state securities laws.

     4.9 NO OTHER SELLER REPRESENTATIONS. Except as expressly set forth herein, Buyer acknowledges that no representations or warranties, express or implied, have been made by Seller or Seller's representatives.

     4.10 "AS IS, WHERE IS". BUYER HEREBY EXPRESSLY ACKNOWLEDGES THAT IT HAS INSPECTED AND EXAMINED OR WILL INSPECT AND EXAMINE THE ASSETS TO THE EXTENT DEEMED NECESSARY BY BUYER IN ORDER TO ENABLE BUYER TO EVALUATE THE PURCHASE OF THE ASSETS. BUYER REPRESENTS THAT IT IS A KNOWLEDGEABLE BUYER OF CATFISH FARMS INCLUDING RELATED IMPROVEMENTS, EQUIPMENT AND FACILITIES AND THAT, EXCEPT AS SET FORTH IN ARTICLE 3, IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS, AND THAT BUYER HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE ASSETS AS BUYER IN ITS SOLE DISCRETION DEEMS NECESSARY OR APPROPRIATE, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER IS ACQUIRING THE ASSETS ON AN "AS IS, WHERE IS" BASIS WITHOUT REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE SET FORTH HEREIN AND IN THE DOCUMENTS OF TRANSFER RELATING TO THIS TRANSACTION.

                                ARTICLE 5
                           COVENANTS OF SELLER

     Seller hereby covenants and agrees as follows:

     5.1 OPERATIONS OF SELLER. At all times prior to Closing, Seller shall (i) maintain the Assets in good repair and working order for the efficient operation and management of the Assets, (ii) enter into no contract or other transaction affecting the Assets other than in the ordinary course of business without the prior written consent of Buyer,
(iii) perform when due all of Seller's obligations and other agreements relating to the Assets in accordance with applicable agreements, laws, ordinances, rules and regulations. None of the Assets shall be permanently removed from Seller's principal place of business, unless replaced by personal property or fixtures of equal or greater utility and value. Seller shall use commercially reasonable efforts to liquidate its entire fish inventory to third parties prior to thirty (30) months after the Effective Date in such a manner as Seller determines in its sole and absolute discretion. Seller may at any time and from time to time relocate its fish inventory to any ponds located on the Real Property which are not then subject to a Lease with Buyer.

     5.2 CHANGE IN CONDITION. Seller shall promptly notify Buyer of any change in any condition with respect to the Assets or of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement untrue or misleading in any material respect, or any covenant of Seller under this Agreement incapable or less likely of being performed, it being understood that Seller's obligation to provide notice to Buyer under this Section 5.2 shall in no way relieve Seller of any obligations with respect to its representations, warranties or covenants under this Agreement.

     5.3 INSURANCE. The existing insurance policies relating to Seller shall remain continuously in force through the day of Closing.

     5.4 PAYMENT OF LIABILITIES. Seller has paid or will pay in the ordinary course of business and in accordance with past practice all bills and invoices for labor, goods, material and services of any kind relating to the Business or the Assets, utility charges, and employee salary and other accrued benefits relating to the period prior to Closing. Seller reserves the right to contest any such liabilities or obligations in good faith.

     5.5 NOTIFICATION OF SUBSEQUENT EVENTS. Prior to Closing, Seller shall notify Buyer of any written notice received by Seller of any material adverse change in or to the Assets including, without limitation, any notice relating to any insurance contract or policy now held or owned by Seller to cancel or materially increase any premiums relating thereto.

     5.6 ENVIRONMENTAL STUDY. Seller will reasonably assist and cooperate with any environmental evaluation, study or audit of the Purchased Assets, prepared by, for or at the request of Buyer, at no cost to Seller.

     5.7 POST CLOSING TRANSACTIONS. For a period of 180 days following Closing, Seller shall not dividend or distribute to Seller's shareholder the proceeds hereof. The foregoing shall not restrict Seller in any manner from paying any and all of its contractual liabilities or obligations in full immediately at or after Closing, including any and all liabilities and indebtedness to Delta Industries, Inc., an affiliates of Seller. In addition, The foregoing shall not restrict Seller in any manner from conveying and/or distributing any of the Excluded Assets at any time and in any manner, for or without value.

     5.8 REPRESENTATIONS AND WARRANTIES. Seller will not take any action and will not permit any action to be taken which would cause any of their representations and warranties set forth herein to be untrue as if such warranties and representations were made on and as of the Closing Date.

     5.9 ALIENATION OF ASSETS. Seller will not enter into or conduct any discussions with prospective Buyers of the Assets or sell, lease, subject to liens, encumber or otherwise transfer any interest in any of the Assets (except for retirements and replacements in the ordinary course of business, provided that all items which are retired or replaced are contemporaneously replaced by items of substantially equivalent or greater value).

     5.10 MORTGAGES. Seller will not create or incur, or acquiesce in the creation, incurrence or existence of, any new mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest or other encumbrance which affects the Assets.

     5.11 EMPLOYEES. Buyer intends to offer employment to certain of those persons employed by Seller relating to the Business immediately after the Closing, contingent to the extent permitted by law, upon successful completion after Closing of Buyer's drug, alcohol and other standard testing procedures. Seller shall terminate all of its employees who are employed in connection with the Business and shall fully satisfy any and all liabilities or obligations due and payable to its employees, including, without limitation, sick leave, severance, ERISA Plans or other accrued benefits which Seller may owe to its employees as a result of such termination. Seller further agrees to satisfy or cause its insurance carriers to satisfy all claims for benefits, whether insured or otherwise (including, without limitation, workers' compensation, life insurance, medical and disability programs), relating to Seller's employees, which claims arise out of events occurring prior to the Closing Date. Seller reserves the right to contest any such liabilities or obligations in good faith.

                                ARTICLE 6
                            COVENANTS OF BUYER

     Buyer hereby covenants and agrees as follows:

     6.1 AFFECTED EMPLOYEES. "AFFECTED EMPLOYEES" shall mean all employees of Seller who are subsequently employed by Buyer immediately after the Closing. Buyer intends to offer employment to a significant number of persons currently employed by Seller in connection with the Business on the Closing Date. Seller and Buyer acknowledge and agree that all employees of Seller shall be terminated as of the Closing Date and that Buyer intends to hire a portion of the employees promptly after Closing. Buyer shall have the sole and exclusive right and obligation as the owner and operator of the Business to make all such hiring decisions. Notwithstanding anything contained herein to the contrary, Delta Industries, Inc. or its affiliates ("Delta") shall have the right to hire any employees of the Company to whom it elects to offer employment; provided, however, Delta shall not hire the following specific individuals for a period of one year after Closing: James Shires and Sammy Luke.

     6.2 FINANCIAL STATEMENTS. Buyer shall deliver to Seller Buyer's Financial Statements.

                                ARTICLE 7
                CONDITIONS TO BUYER'S OBLIGATION TO CLOSE

     Buyer's obligation to close shall be subject to the satisfaction of the following conditions at or prior to Closing unless waived by Buyer:

     7.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Seller shall deliver to Buyer at Closing a certificate of Seller to the effect that all representations and warranties set forth herein are true and correct in all material respects as of the date of Closing, that all covenants of Seller set forth herein have been duly performed in all material respects, and that all conditions to the obligations of Seller set forth in Article 8 have been satisfied as of the Closing, in the form attached hereto as
EXHIBIT 7.1 (SELLER'S CLOSING CERTIFICATE).

     7.2 COMPLIANCE WITH AGREEMENT. Seller shall have performed and complied in all material respects with all their obligations under this Agreement which are to be performed or complied with prior to or at the Closing.

     7.3 NO ADVERSE CHANGE. The Assets shall not have been adversely affected in any material manner such as would prohibit their use as a fish farm.

     7.4 LITIGATION. No litigation or other proceeding shall have been commenced or threatened against Buyer or Seller which, in the opinion of Buyer, would adversely affect its enjoyment of the Assets or the ability of any party to close the transactions contemplated hereby.

     7.5 OPINION OF COUNSEL. Buyer shall have received an opinion, dated the date of the Closing, addressed to Buyer from counsel to Seller, containing the opinions set forth in EXHIBIT 7.5.

     7.6 EVIDENCE OF AUTHORITY. Buyer shall have received evidence of existence, organization and authority of Seller (including shareholder approval) reasonably satisfactory to Buyer and its counsel, including, without limitation an Officer's Certificate and Incumbency Certificate in the form attached hereto as EXHIBIT 7.6 (SELLER OFFICER'S CERTIFICATE).

     7.7 CLOSING DOCUMENTS. Seller shall have delivered to Buyer (a) such endorsements, assignments, undertakings and other good and sufficient instruments of transfer, in form and substance satisfactory to Buyer and its counsel, as shall be necessary to vest good and marketable title to the Assets in Buyer, including, without limitation, the original certificates evidencing the Shares duly endorsed for transfer to Buyer, Warranty Deed, Special Warranty Bill of Sale and Assignment and Assumption Agreements each in the form attached hereto as EXHIBIT 7.7 (CONVEYANCE DOCUMENTS), (b) copies of all of Seller's Contracts being assigned to Buyer, if any, and
(c) such other documents as may be necessary to put Buyer in actual possession and operating control of the Assets. Seller shall make the originals of all such documents available to Buyer for inspection during reasonable business hours upon reasonable prior notice.

     7.8 POSSESSION OF ASSETS. Subject to the Permitted Exceptions, Buyer shall have full and unrestricted right to possession of the Assets at Closing, and Seller shall deliver possession of the Assets to Buyer.

                                 ARTICLE 8
                CONDITIONS TO SELLER'S OBLIGATIONS TO CLOSE

     Seller's obligation to close shall be subject to the satisfaction of the following conditions at or prior to Closing unless waived by Seller:

     8.1 SHAREHOLDER APPROVAL. Seller shall have received unconditional approval of the transactions contemplated hereby from its shareholders and further provided that less than one percent (1%) of Seller's shareholders exercise their rights to dissent to the transaction and receive fair value for their shares pursuant to Article 13 of the Mississippi Business Corporation Act.

     8.2 PAYMENT OF PURCHASE PRICE. Buyer shall have paid the Purchase Price at Closing as provided in Section 1.3 hereof.

     8.3 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Buyer shall deliver to Seller at Closing a certificate of Buyer to the effect that all representations and warranties set forth herein are true and correct in all material respects as of the date of Closing, that all covenants of Buyer set forth herein have been duly performed in all material respects, and that all conditions to the obligations of Buyer set forth in Article 7 have been satisfied as of the Closing, in the form attached hereto as EXHIBIT
8.3 (BUYER'S CLOSING CERTIFICATE).

     8.4 COMPLIANCE WITH AGREEMENT. Buyer shall have performed and complied with all its obligations under this Agreement in all material respects which are to be performed or complied with by it prior to or at the Closing.

     8.5 LITIGATION. No litigation or other proceeding shall have been commenced or threatened against Seller or Buyer which, in the opinion of Seller, would adversely affect Seller's ability to consummate the transaction contemplated hereby.

     8.6 OPINION OF COUNSEL. Seller shall have received an opinion, dated the date of the Closing, addressed to Seller from counsel to Buyer, containing the opinions set forth in EXHIBIT 8.6.

     8.7 EVIDENCE OF AUTHORITY. Seller shall have received evidence of existence, organization and authority of Buyer reasonably satisfactory to Seller and their counsel, including, without limitation an Officer's Certificate and Incumbency Certificate in the form attached hereto as
EXHIBIT 8.7 (BUYER'S OFFICER'S CERTIFICATE).

     8.8 INSTRUMENTS RELATING TO THE SELLER FINANCING AND TRANSFER. Buyer shall have delivered to Seller (a) such instruments of transfer, including, without limitation, (a) Assignment and Assumption Agreement(s) in the form attached hereto; (b) the Note and related Security Documents, in a form acceptable to Seller; and (c) such other documents as may be reasonably necessary to close the transactions contemplated hereby.

     8.9 BUYER'S FINANCIAL STATEMENTS. Seller shall have received prior to Closing updated Buyer's Financial Statements which shall reflect a net worth of not less than $300,000.00 for Buyer.

                                 ARTICLE 9
                    CLOSING; TERMINATION; POST CLOSING

     9.1 CLOSING. Seller shall designate the Closing Date by providing written notice to Buyer that Seller has completed the liquidation of its inventory and that Seller is prepared to deliver possession of all of the Real Property to Buyer ("CLOSING NOTICE"), which shall be effective upon Buyer's receipt thereof ("CLOSING NOTICE DATE"). The Closing shall take place at the offices of the Forman, Perry, Watkins, Krutz & Tardy, PLLC on such date and at such time as may be fixed by mutual agreement of the parties, but no event later thirty (30) days after the Closing Notice Date ("CLOSING" or "CLOSING DATE"). In no event shall the Closing Notice, Closing Notice Date or the Closing Date occur later than December 31, 2002.

     9.2 TERMINATION. At any time before the Closing, this Agreement may be terminated (i) by mutual consent of the parties, (ii) by Buyer if there has been a material misrepresentation, material breach of warranty or material breach of covenant by Seller, (iii) by Seller if there have been a material misrepresentation, material breach of warranty or material breach of covenant by Buyer, (iv) by Buyer if any condition set forth in Article 7 has not been satisfied at or before the Closing or (v) by Seller if any condition set forth in Article 8 has not been satisfied at or before the Closing.

     9.3 BREACH BY BUYER. IF BUYER DEFAULTS UNDER ANY PROVISION OF THIS AGREEMENT AND CLOSING DOES NOT OCCUR, THEN SELLER SHALL BE RELEASED FROM ALL OBLIGATIONS AT LAW OR IN EQUITY TO CONVEY THE ASSETS TO BUYER. BUYER AND SELLER AGREE THAT AS SELLER'S SOLE REMEDY FOR A DEFAULT HEREUNDER, BY WRITTEN NOTICE TO BUYER, SELLER SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND BE ENTITLED TO RECEIVE THE ESCROW DEPOSIT PLUS ACCRUED INTEREST THEREON AS LIQUIDATED DAMAGES. BUYER AND SELLER ACKNOWLEDGE

 AND
AGREE THAT ACTUAL DAMAGES WILL BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN. THEREFORE, THE SUM REPRESENTED ABOVE SHALL BE DEEMED TO CONSTITUTE A REASONABLE ESTIMATE AND AGREED STIPULATION OF SELLER'S DAMAGES AND SHALL CONSTITUTE SELLER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT THIS
TRANSACTION FAILS TO CLOSE AS A RESULT OF BUYER'S   DEFAULT.
NOTWITHSTANDING THE FOREGOING, BUYER'S LIABILITY UNDER SECTION 7.1 HEREOF SHALL BE UNAFFECTED AND SHALL REMAIN IN FULL FORCE AND EFFECT.

     9.4 BREACH BY SELLER. IN THE EVENT THAT SELLER FAILS TO PERFORM ALL OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT AND BUYER PERFORMS ALL OF ITS OBLIGATIONS OR TENDERS PERFORMANCE, INCLUDING THE OBLIGATION TO CONSUMMATE THE TRANSACTION, THEN BUYER MAY MAKE WRITTEN DEMAND TO SELLER FOR PERFORMANCE OF THIS AGREEMENT. IF SELLER FAILS TO COMPLY WITH BUYER'S WRITTEN DEMAND WITHIN 10 DAYS AFTER RECEIPT OF SUCH WRITTEN DEMAND FOR PERFORMANCE, BUYER SHALL HAVE THE EXCLUSIVE RIGHT TO (I) WAIVE SUCH DEFAULT, (II) SEEK SPECIFIC PERFORMANCE OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT, OR (III) TERMINATE THIS AGREEMENT AND BE ENTITLED TO A REFUND OF THE ESCROW DEPOSIT PLUS ALL ACCRUED INTEREST THEREON AND PAYMENT BY SELLER OF AN AMOUNT NOT TO EXCEED $30,000 IN ORDER TO REIMBURSE BUYER'S ACTUAL OUT OF POCKET EXPENSES ASSOCIATED WITH THIS TRANSACTION, BUT WITHOUT FURTHER LIABILITY ON SELLER'S PART. SELLER AGREES THAT THE PROJECT IS UNIQUE AND THAT DAMAGES FOR FAILURE BY SELLER TO CONSUMMATE THE TRANSACTION WILL BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO DETERMINE. THEREFORE, IN THE EVENT THAT SELLER FAILS OR REFUSES TO CONSUMMATE THE TRANSACTION AND BUYER SEEKS SPECIFIC PERFORMANCE, SELLER SPECIFICALLY AGREES THAT THE REMEDY OF SPECIFIC PERFORMANCE IS AN APPROPRIATE REMEDY FOR BUYER, AND SELLER WAIVES AND AGREES NOT TO ASSERT ANY CLAIM OR DEFENSE THAT SPECIFIC PERFORMANCE IS NOT AN APPROPRIATE REMEDY FOR BUYER.


     9.5 KNOWLEDGE AS A DEFENSE. Seller shall have no liability with respect to a breach of the covenants, representations and warranties of Seller set forth in this Agreement or any documents delivered pursuant hereto to the extent that Buyer proceeds with the Closing of the transaction contemplated with actual knowledge of any such breach or such breach was otherwise disclosed or known to Buyer at or prior to Closing.


     9.6 POST-CLOSING DELIVERIES. After the Closing, each party to this Agreement shall, at the request of the other, furnish, execute and deliver such documents, instruments, certificates, notices or other further assurances as the requesting party shall reasonably request as necessary or
desirable to effect complete consummation of this Agreement and the transactions contemplated hereby.

                                ARTICLE 10
                               RISK OF LOSS

     10.1 RISK OF LOSS. The risk of loss or damage to the Assets by fire, or other casualty, or condemnation, prior to Closing, is assumed by Seller. Seller shall maintain in full force and effect all insurance policies currently covering the Assets until Closing. In the event that, prior to Closing, the Assets, or any substantial part thereof, are destroyed or materially damaged, Seller must deliver to Buyer written notice of such event within ten (10) days of Seller's learning of such events, and Buyer shall have the right, exercisable by giving notice of such decision to Seller within fifteen (15) days after receiving notice of such damage or destruction, to terminate this Agreement and receive a full refund of the Escrow Deposit, in which case, except as expressly provided herein, neither party shall have any further rights or obligations hereunder. If Buyer elects to accept the Assets in their then condition, all proceeds of insurance awards payable to Seller by reason of such damage or destruction shall be paid or assigned to Buyer and Buyer shall receive a credit in the amount of the deductible under Seller's insurance policy. In the event of non-material (less than $50,000) damage to the Assets, which damage Seller is unwilling to repair or replace, Buyer shall have to accept the Assets in their then condition and proceed to close without any reduction to the Purchase Price. It being the understanding of the parties that Seller shall have no obligation to conduct any repair or replacement of a capital nature.


                                ARTICLE 11
                               MISCELLANEOUS

     11.1 CONSENTS. Seller and Buyer shall each promptly file or submit and diligently pursue any and all applications or notices with federal, state, local and/or regulatory authorities and all other requests with any private persons or entities for consents, approvals, authorizations and permissions which are reasonably considered necessary or appropriate by the other party for the consummation of the transaction or to prevent the termination of any rights material to the Assets.

     11.2 CONTESTED ASSIGNMENT. Anything contained herein to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any claim, right, contract, license, lease or commitment if an attempted assignment thereof without the consent of another party thereto would constitute a breach thereof or in any material way affect the rights of Seller thereunder. An attempted assignment would be ineffective or would materially affect Seller's rights thereunder so that Buyer would not in fact receive all such rights. Seller shall cooperate in any reasonable arrangement designed to provide for Buyer the benefits under any such claim, right, contract, license, lease or commitment, including, without limitation, enforcement of any and all rights of Seller against the other party or parties thereto arising out of the breach or cancellation by such other party or otherwise.

     11.3 LIMITED SURVIVAL PERIOD. All covenants, obligations, representations, warranties and agreements contained in this Agreement (excluding the warranties of title contained in the Conveyance Documents) shall survive the Closing for a period of 180 days. The rights and remedies of each party shall terminate at the expiration of the 180 day time period stated above, unless written notice of a breach of any applicable representation, warranty or covenant is delivered to the breaching party within the stated 180 day time period and any legal action or proceeding must be commenced within 240 days following the Closing or it will be forever barred. Neither party has made any representation or warranty to the other in connection with the transaction contemplated herein except as contained in this Agreement and any other instrument, agreement or writing provided for or contemplated by this Agreement.

     11.4  SUCCESSORS OR ASSIGNS.   Unless consented to by the other party,
no party shall assign or transfer their rights, obligations or liabilities under this Agreement. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the representatives, successors and assigns of the parties.

     11.5 NO BENEFIT TO OTHERS. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their permitted successors and assigns, if any, and they shall not be construed as conferring and are not intended to confer any rights on any other persons or third parties.

     11.6 ANNOUNCEMENTS. All public announcements regarding the purchase of the Assets shall be subject to prior approval of Seller, except as otherwise deemed necessary and required by legal counsel for either party hereto. Buyer acknowledges that Seller is a public company and as such has various disclosure and reporting obligations under applicable securities laws, rules and regulations. Seller shall be the solely responsible for its disclosure and such disclosure shall not require the prior approval or consent of Buyer.

     11.7 FURTHER ASSURANCES. The parties agree to take such further action and execute such documents and instruments as may be reasonably required in order to more effectively carry out the terms of this Agreement and the intentions of the parties.

     11.8 BROKER'S FEES. Seller and Buyer have not incurred any broker's or finder's fees or retained or authorized any broker or finder to act on their behalf in connection with the transactions contemplated hereby, including, without limitation, the sale of the Assets contemplated hereunder. Seller and Buyer represent to each other that they have acted directly and independently with the other as principals and that neither Seller nor Buyer have retained or authorized the services of any broker or finder with respect to this transaction. Seller agrees to indemnify and hold Buyer harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Seller. Buyer agrees to indemnify and hold Seller harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Buyer. These mutual indemnifications shall survive Closing or termination of this Agreement for any reason.

     11.9 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be deemed to have been properly given when delivered if by personal delivery or two days after deposit in the mail, if mailed by certified mail, postage prepaid, addressed to the addresses of the parties first referenced above (or to such other addresses as the parties may specify by due notice to the others) with a copy to the legal counsel of each party hereto.

     11.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute one and the same agreement binding on all the parties.

     11.11 FACSIMILE SIGNATURES. In order to expedite the Transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Agreement. All parties hereto intend to be bound by the signatures on the telecopied document, are aware that other parties will rely on the telecopied signatures, and hereby waive any and all defenses to the enforcement of the terms of this Agreement based on the form of signature.

     11.12 HEADINGS. The headings in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement.

     11.13 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Mississippi without regard to its conflict by laws provisions.

     11.14 WAIVER OF JURY TRIAL. Each of the parties irrevocably waives any right to a jury trial with respect to any matter arising out of or in connection with this Agreement.

     11.15 ARBITRATION.

     a. All disputes between the parties submitted to arbitration shall be resolved by binding arbitration administered by the American Arbitration Association (the "AAA").

     b. To the maximum extent practicable, the AAA, the arbitrator (or the Arbitration Panel, as appropriate) and the parties shall take any action necessary to require that an arbitration proceeding hereunder shall be concluded within 180 days of the filing of the dispute with the AAA. Unless the parties shall agree otherwise, arbitration proceedings hereunder shall be conducted in Jackson, Mississippi. Arbitrators shall be empowered to impose sanctions, permit or order depositions and discovery and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure and applicable law. With respect to any dispute, each party agrees that all discovery activities shall be expressly limited to matters directly relevant to the dispute and any arbitrator, Arbitration Panel and the AAA shall be required to fully enforce this requirement.

     11.16 ATTORNEYS' FEES. Should either party hereto institute any action or proceeding in any court to enforce any provision of this Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in such action or proceeding, or appeal thereof, whether or not such action or proceeding is prosecuted to judgment.

     11.17 COMPUTATION OF TIME PERIODS. All periods of the time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

     11.18 TIME OF THE ESSENCE. Time is of the essence with respect to of all matters set forth in this Agreement.

     11.19 NO WAIVER. No waiver by either party of any breach by the other of any provision of this Agreement shall be deemed or construed to be a waiver of any subsequent or continuing breach of the same or any other provision of this Agreement; nor shall any forbearance by either party from the exercise of a remedy for any such breach be deemed or construed to be a waiver by such party of any of its rights or remedies with respect to such breach.

     11.20 EXCLUSIVENESS. This Agreement together with the exhibits attached hereto embodies all of the representations, warranties and agreements of the parties hereto with respect to the subject matter hereof, and all prior understandings, representations and warranties (whether oral or written) with respect to such matters are superseded and may not be amended, modified, waived, discharged or orally terminated except by an instrument in writing signed by the party or an executive officer of a corporate party against whom enforcement of the change, waiver, discharge or termination is sought. The making, execution and delivery of this Agreement by the parties hereto has been induced by no representation, statements, warranties or agreements other than those expressed herein.

     11.21 SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     11.22 INTERPRETATION, NO PRESUMPTION. It is acknowledged by the parties that this Agreement has been reviewed and negotiated by attorneys for all parties and, therefore, no presumptions shall arise favoring either party by virtue of the authorship of any of its provisions.

     11.23 EXHIBITS. The exhibits attached hereto, and all post execution exhibits attached prior to Closing, are hereby incorporated into this Agreement and wherever reference is made to them it shall be as if they were set out in full at the point at which such reference is made.

     11.24 CONFIDENTIALITY. Unless Seller otherwise agrees in writing, Buyer agrees that all confidential proprietary information regarding the Project of whatsoever nature made available to it by Seller or Seller's agents or representatives or developed by Buyer ("CONFIDENTIAL INFORMATION"), is confidential and shall not be disclosed to any other person except those assisting Buyer with this Transaction, or Buyer's lender, if any, or except as required by law. The provisions of the foregoing sentence shall not apply to any information which is otherwise available to the public or which has been obtained from sources that are not subject to a similar confidentiality restriction or to disclosures as required by law. Further, Buyer agrees not to use any Confidential Information for any purpose other than to determine whether to proceed with the Transaction contemplated by this Agreement. Upon Closing, all such Confidential Information shall be the sole and exclusive property of Buyer and not subject in any manner to this confidentiality restriction. Provided, however, in the event the Transaction contemplated by this Agreement does not close for any reason other than a breach by Seller, the provisions of this Section 11.24 shall survive the termination of this Agreement for a period of three (3) years.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                              BUYER:
                              H & S FISH FARMS, INC.

                              By:    /S/ WALTER WILLIAM HEIGLE III
                                   Name: Walter William Heigle III
                                   Title: President

                              SELLER:
                              FARM FISH, INC.

                              By:     /S/ DAVE ROBISON
                                   Name: Dave Robison
                                   Title: Vice President

            EXHIBIT 1.1(A)-REAL AND PERSONAL PROPERTY SCHEDULE


     The Assets include the following:

     REAL PROPERTY. That certain real property, including fixtures, buildings, improvements, and all appurtenant rights relating thereto owned by Seller and described on Schedule 1.1(a) - Real Property attached hereto (collectively, the "REAL PROPERTY").

     PERSONAL PROPERTY. All machinery, equipment, vehicles, tools, supplies, spare parts, furniture and all other personal property (other than personal property leased pursuant to Contracts (as hereinafter described) owned, utilized or held for use by Seller on the Closing Date and listed on Schedule 1.1(a) - Personal Property attached hereto.

     CONTRACTS. All the Seller's rights in, to and under all contracts, leases, agreements, purchaser orders and sale orders of Seller described on
EXHIBIT 3.15(A) and approved by Buyer which relate directly to the Assets.

     SHARES.  The specific 1908 shares of Producer's Feed referenced on
Schedule 1.1(a) - Securities attached hereto.

                      EXHIBIT 1.1(B) -EXCLUDED ASSETS


     The Excluded Assets shall include the following:

     CASH AND CASH EQUIVALENTS.  All cash and cash equivalents.

     RECEIVABLES.  All accounts and notes receivable.

     PERSONAL PROPERTY. All personal property of any type not specifically included in the Assets to be conveyed to Buyer.

     TRADE NAME. All rights to the name "Farm Fish" and all other trade names used by Seller.

     SECURITIES. All right and interest in all wholly owned subsidiaries of Seller, including, without limitation, Dis, Inc. and Dat, Inc.

     INSURANCE POLICIES.  All existing insurance policies of Seller.

     TAX CREDITS AND RECORDS. Federal, state and local income and franchise tax credits and tax refund claims and associated returns and records.

     OTHER ASSETS. All other tangible and intangible assets of Seller, of any type and wherever located, which are not specifically included in the Assets to be conveyed to Buyer.

     MISCELLANEOUS. Seller's existing litigation, employee benefit plans, contracts with affiliates, books and corporate records.

                            EXHIBIT 1.2 -LEASES

                    REAL PROPERTY AND EQUIPMENT LEASES

See attached.

                       REAL PROPERTY LEASE AGREEMENT

     This Real Property Lease Agreement (this "Lease") is made and entered into as of the ___ day of July, 2000, by and between Farm Fish, Inc. a Mississippi corporation (the "Landlord"), and H & S Fish Farms, Inc., a Mississippi corporation (the "Tenant").

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Landlord and Tenant intending to be legally bound hereby agree as follows:

                                 ARTICLE 1
                              PREMISES; TERM

     1.1 PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for the rental and on the terms and conditions contained herein that certain parcel of real property located in Humphreys County, Mississippi (as more fully described on Exhibit 1 attached hereto) together with all existing improvements thereon located at _______________________________________ (collectively, the "Premises"), such Premises being a portion of the assets described in that certain Asset Purchase Agreement dated as of July ___, 2000, between Landlord and Tenant (the "Purchase Agreement").

     1.2 TERM. Subject to and upon the terms and conditions set forth herein, this Lease shall be in force for a term of twenty (20) months beginning on the date hereof (the "Commencement Date") and ending on the 31st day of March, 2002, unless sooner terminated pursuant to the provisions hereof (the "Term").

                                 ARTICLE 2
                               RENT; PAYMENT

     2.1 RENT. Tenant agrees to pay to Landlord as base rent of $100 per month if Buyer's only use of the Premises is to undertake capital improvements ("Base Rent"). Provided, however, the monthly Base Rent payments with respect to a portion of the Premises will increase as follows if Buyer's use of any portion of the Premises is to operate, stock or grow fish in any manner (collectively, "fish operations") based on a six percent (6 %) interest factor on the mutually agreed upon allocated portion of the Purchase Price applicable to such portions of the Premises used for fish operations. "Additional Rent" shall consist of any and all payment obligations or other liabilities of Tenant under this Lease, other than Base Rent.

     2.2 PAYMENT OF RENT. On or before the tenth (10{th}) day of each calendar month during the Term, Tenant shall pay to Landlord for such month one-twelfth (1/12) of the annual Base Rent, plus any Additional Rent then due and payable (collectively, the "Rent"). All payments of Rent shall be paid to Landlord in lawful money of the United States of America at the address of Landlord shown herein or to such other party or at such other place as Landlord may designate from time to time by written notice to Tenant. If this Lease commences or terminates on any day other than the first or last day of a calendar month, the Rent due hereunder shall be prorated except as otherwise provided in this Lease.

     2.3 LATE PAYMENT. In the event that Landlord does not receive rental payments by the tenth (10th) day of each month, Tenant shall pay, in addition to any interest which may be due under Section 12.3, a late charge equal to four percent (4%) of the Rent then due and payable. Tenant acknowledges and agrees that this late payment charge is intended to compensate Landlord for administrative and other expenses which it may incur in connection with collection of any past due rental payments and is not intended and shall not be deemed to constitute interest, a penalty or as limiting Landlord's remedies in any manner.

     2.4 UTILITIES. If Tenant requires utility service on the Premises, Tenant shall provide such utilities at its sole cost. Tenant shall also pay for all water, gas, heat, light, power, telephone, sewer, and other utilities and services used on or for the benefit of the Premises, together with any taxes, penalties, surcharges or the like, pertaining thereto and maintenance charges for utilities. Tenant shall have the obligation to pay all installation, deposits or similar charges with respect to any such utilities. Landlord shall in no event be liable for any interruption or failure of utility services on or for the benefit of the Premises.
Landlord shall not be required to furnish any services or utilities to the Premises and Landlord shall have no duty or obligation to make any alteration, change, improvement or replacement to the Improvements now or hereafter erected. Tenant assumes the full and sole responsibility for obtaining all services and utilities necessary for the operation of the Premises.

     2.5 NET LEASE. This is an absolutely net lease and the Rent shall be paid without notice, demand, set-off, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense.

     2.6 NON-TERMINABILITY. Except as otherwise expressly provided in this Lease, (i) this Lease shall not terminate, (ii) Tenant shall not have any right to terminate this Lease during the Term, (iii) Tenant shall not be entitled to any set-off, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense of or to Rent or any other sums payable under this Lease, and (iv) the obligations of Tenant under this Lease shall not be affected by any interference with Tenant's use of any of the Premises for any reason, including, without limitation, the following: (A) any damage to, or theft, loss or destruction of any of the Premises by any cause whatsoever, (B) the prohibition, limitation or restriction of Tenant's use of any of the Premises, (C) any eviction by paramount title or otherwise, (D) any default on the part of Landlord under any other agreement, (E) any latent or other defect in any of the Premises, (F) the breach of any warranty of any seller or manufacturer of any of the equipment located on the Premises, (G) any violation of Section 5.7, (H) any interference with Tenant's use of the Premises, (I) market or economic changes or (J) any other cause, whether similar or dissimilar to the foregoing, any present or future legal requirement to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that Rent shall continue to be payable in all events, and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease.

     2.7  NO WARRANTY DISCLAIMER.   TENANT ACKNOWLEDGES THAT THE PREMISES
ARE IN GOOD CONDITION AND REPAIR ON THE COMMENCEMENT DATE. LANDLORD HAS NOT MADE AND WILL NOT MAKE ANY INSPECTION OF ANY OF THE PREMISES AND LANDLORD LEASES AND WILL LEASE AND TENANT TAKES

AND WILL TAKE THE PREMISES "AS IS." TENANT ACKNOWLEDGES THAT LANDLORD (WHETHER ACTING AS LANDLORD HEREUNDER OR IN ANY OTHER CAPACITY) HAS NOT MADE AND WILL NOT MAKE, NOR SHALL LANDLORD BE DEEMED TO HAVE MADE, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE PREMISES, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR REPRESENTATION AS TO (I) ITS FITNESS FOR USE OR PURPOSE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OF PURPOSE, (II) THE QUALITY OF THE MATERIAL OF WORKMANSHIP THEREIN, (III) THE EXISTENCE OF ANY DEFECT, LATENT OR PATENT, STRUCTURAL OR NON-STRUCTURAL (IV) VALUE, (V) COMPLIANCE WITH LAND USE, ZONING OR BUILDING CODES, (VI) LOCATION, (VII) USE, (VIII) CONDITION INCLUDING, WITHOUT LIMITATION, CONDITION OF ROOF OR FOUNDATION (IX) MERCHANTABILITY OR HABITABILITY, (X) QUALITY, (XI) DESCRIPTION, (XII) DURABILITY, (XIII) OPERATION OR PERFORMANCE THEREOF, OR (XIV) THE EXISTENCE OF ANY HAZARDOUS MATERIALS, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE PREMISES HAVE BEEN INSPECTED BY TENANT AND ARE SATISFACTORY AND ACCEPTABLE TO IT. IN THE EVENT OF ANY DEFECT OR DEFICIENCY IN ANY OF THE PREMISES OF ANY NATURE, WHETHER PATENT OR LATENT, LANDLORD SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO OR FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING STRICT LIABILITY IN TORT). THE PROVISION OF THIS SECTION 2.7 HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES BY LANDLORD, EXPRESS OR IMPLIED, WITH ANY OTHER LEGAL REQUIREMENTS NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

                                 ARTICLE 3
                          ASSIGNMENT; SUBLETTING

     3.1 LANDLORD ASSIGNMENT. Landlord shall have the right to transfer and assign in whole or in part, by operation of law or otherwise, its rights and obligations hereunder whenever Landlord, in its sole judgment, deems it appropriate without any liability to Tenant and Tenant shall attorn to any party to which Landlord transfers the Premises.

     3.2 TENANT ASSIGNMENT AND SUBLETTING. Tenant shall not sublease the Premises, or any portion thereof, or transfer possession or occupancy thereof to any person, firm or corporation or transfer or assign this Lease, or any obligation, right or privilege arising hereunder, without the prior written consent of Landlord, which may be conditioned or withheld in Landlord's sole discretion. Landlord's consent to any assignment or sublease by Tenant shall not operate as a release of Tenant or a waiver of the necessity for obtaining Landlord's consent in writing to any subsequent assignment or sublease; nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease. In the event that Tenant defaults under this Lease in the payment of Rent, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord.

                                 ARTICLE 4
                       MAINTENANCE; SERVICES; TAXES

     4.1 MAINTENANCE AND REPAIR. Tenant shall provide all maintenance and repair of the Premises, including, without limitation and to the extent any improvements are included within the Premises, parking, exterior, foundation, roof and structural portions of the improvements and the heating, cooling, plumbing, electrical, lighting and fire prevention and control systems of the improvements, if any. Tenant, at its sole cost, shall maintain and repair the Premises and otherwise keep the Premises in good order and repair.

     In the event Tenant fails to timely conduct any such maintenance or repairs, Landlord shall have the right, but not the obligation to conduct such maintenance or repairs. Any cost incurred plus reasonable profit and overhead for Landlord's administration thereof (as set forth in Section 9.1) shall be immediately due and payable in full as Additional Rent hereunder. Landlord shall not be required to maintain or make any repair whether foreseen or unforeseen or to maintain any of the Premises in any way, and Tenant hereby expressly waives the right to maintain or make repairs at the expense of Landlord, which right may be provided for in any legal requirement now or hereafter in effect.

     4.2 TAXES ON PERSONALTY AND TENANT IMPROVEMENTS. Tenant shall before interest, fines or penalties are due thereon pay all ad valorem, real and personal property and similar taxes or special assessments levied upon or applicable to the Premises and all equipment, fixtures, furniture, and other property placed by Tenant in the Premises and all license, permits and other fees or charges imposed on the business conducted by Tenant on the Premises. Upon notice to Tenant, Landlord shall have the right to collect one-twelfth (1/12) of the estimated real property tax on a monthly basis as Additional Rent. If Landlord so elects, it shall use or make the actual funds collected available for payment of the real property taxes as and when such become due.

     4.3 TENANT'S EQUIPMENT AND INSTALLATIONS. Tenant shall not install within or attach to the Premises any fixtures, equipment, facilities or make any other improvements to the Premises until the plans therefor have been approved in writing by Landlord, such approval may not be unreasonably withheld or delayed.

                                 ARTICLE 5
                  POSSESSION, USE AND UPKEEP OF PREMISES

     5.1 POSSESSION. During the Term, Tenant shall have the right to occupy the Premises beginning on the Commencement Date. Tenant agrees that any such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease. Landlord represents that it is the current owner of the fee interest in and to the Premises.

     5.2 AUTHORIZED USE. Tenant shall have the right to occupy, use or permit the use of the Premises for catfish farming or any other related uses consistent with the nature of the Premises and the terms hereof.

     5.3 ILLEGAL AND PROHIBITED USES. Tenant shall not use or permit any other party to use all or any part of the Premises for any purpose not related to the production of farm raised catfish.

Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep or permit anything to be brought to or kept therein, which is prohibited by or which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or hereafter enacted or promulgated, or cause a cancellation of any insurance policy covering the Premises or any part thereof or any of its contents. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste to, in, on or about the Premises.

     5.4 ALTERATIONS AND ADDITIONS. Tenant shall not make any improvements, alterations or additions to the Premises except with the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. All improvements, alterations and additions to the Premises shall be the property of the Landlord and shall not be removed by Tenant either during or after the end of the Term without the express written approval of Landlord. Tenant shall promptly pay any and all costs and expenses relating in any manner to any improvements, alterations or additions. Tenant shall not be entitled to any reimbursement or compensation resulting from its payment of the cost of constructing all or any portion of improvements or any alterations or additions thereto unless otherwise expressly agreed to by Landlord in writing.

     5.5 COMPLIANCE WITH LAWS AND OTHER REGULATIONS. Tenant shall, at its sole cost and expense, promptly comply: (i) with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, including, without limitation, all Environmental Laws (as defined in Section 10.4), (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, and (iii) with any directive or occupancy certificate issued pursuant to any law by any public officer or officers insofar as any relate to or affect the condition, use or occupancy of the Premises.

     5.6 LANDLORD'S ACCESS. Landlord shall have the right, at reasonable times during normal operating hours (except at any time in the event of an emergency) during the Term, to enter the Premises and to inspect the condition thereof, to determine if Tenant is performing its obligations under this Lease, and to perform the services or to make the repairs and restoration that Landlord elects to perform under this Lease, to cure any defaults of Tenant hereunder that Landlord elects to cure, and to remove from the Premises any improvements thereto or property placed therein in violation of this Lease.

     5.7 LIENS. Tenant shall not permit any mechanics', materialmen's or other liens, security interests, pledge, deed of trust or other encumbrance, of any type (collectively "Liens") to be fixed or placed against the Premises, and agrees immediately to promptly discharge any Liens which are allegedly fixed or placed against the Premises. In all events, any such Lien shall be discharged, at Tenant's sole cost, within thirty (30) days of it being affixed or placed upon the Premises.

     5.8 QUIET POSSESSION. Provided Tenant has performed all its obligations under this Lease, including, without limitation, the payment of Rent, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, subject to the provisions and conditions set forth in this Lease.

                                 ARTICLE 6
                      INSURANCE; LIABILITY; INDEMNITY

     6.1 PROPERTY INSURANCE. During the Term of this Lease, Tenant, at its sole cost, shall obtain and maintain with insurance companies approved Landlord, fire and extended coverage insurance insuring the Premises against loss or damage from fire, flood, lightning, windstorm, explosion, earthquake, boiler, machinery and such other risks usually included under extended coverage policies, with such coverages, amounts, deductibles and exclusions as shall be approved by Landlord. Such extended coverage insurance shall insure the Premises, including, without limitation, Tenant's goods, furniture, machinery, equipment, inventory or other property placed in the Premises. Such insurance shall be in an amount at least equal to the replacement value of all property covered and shall name Landlord as an additional insured. A certificate of such insurance shall be furnished to Landlord, and such policy shall provide that it may not be altered or canceled without thirty (30) days prior notice to Landlord.

     6.2 LIABILITY INSURANCE. During the Term of this Lease, Tenant, at its sole cost, shall obtain and maintain with insurance companies approved by Landlord, comprehensive general liability insurance, including property damage, insuring Tenant, Landlord and Landlord's assignees, if any, against losses, liability or claims for injury to persons or property occurring in or about the Premises or arising out of the maintenance, use or occupancy thereof by Tenant. The liability under such insurance shall not be less than $1,500,000 for any one person injured and/or killed and not less than $1,500,000 for any one accident and not less than $1,500,000 in the aggregate, all such amounts to be increased if, in the reasonable judgment of Landlord, any such increase is reasonably necessary for Landlord's protection and consistent with industry practices and the location of the Premises. In addition, Tenant shall maintain all necessary workmen's compensation insurance required by law and such other insurance, including, without limitation, business interruption insurance, in amounts and types
as Landlord may reasonably require.   A certificate of such insurance shall
be furnished to Landlord, and such policy shall provide that it may not be altered or cancelled without thirty (30) days prior notice to Landlord.

     6.3 FIRE OR OTHER CASUALTY. If any portion of the Premises is damaged or destroyed, in whole or in part, by fire or other casualty at any time during the Term of this Lease, within thirty (30) days after any such event Tenant shall commence, and diligently pursue necessary action to restore or replace the damaged or destroyed portion to substantially the same condition that existed immediately prior to such damage or destruction. If such damage or destruction occurs, the Rent shall not be abated in any manner and this Lease shall continue in full force and effect in accordance with its terms. Tenant shall use its best efforts to replace the damaged or destroyed portions of the Premises within one hundred twenty
(120) days of such damage, subject to delays arising from acts of God, shortages of labor or materials, war, or other similar or dissimilar conditions or events beyond the reasonable control of Tenant.

     6.4 WAIVER OF CLAIMS. Notwithstanding any provision of this Lease to the contrary, Tenant hereto releases and waives all claims, rights of recovery, and causes of action that Tenant or any party claiming by, through, or under Tenant by subrogation or otherwise may now or hereafter have against Landlord or any of its directors, officers, partners, employees, or agents for any loss or damage that may arise as a result of or in connection with Tenant's use and occupancy of the Premises including, without limitation, negligence of Landlord or its directors, officers, partners, employees, or agents. Landlord shall not be liable for any damage of any kind or for any damage to property, death or injury to persons from any cause whatsoever by reason of the use and occupancy of the Premises by Tenant, unless caused solely by the willful misconduct or gross negligence of Landlord. Landlord shall not be liable to Tenant for any inconvenience or loss to Tenant in connection with any repair, maintenance, damage, destruction, restoration, or replacement referred to in this Lease. Landlord shall not be obligated to insure the Premises or any of Tenant's improvements or any of Tenant's goods, furniture, machinery, equipment, inventory or other property placed in or incorporated in the Premises, and Landlord shall not be obligated to repair, maintain, restore, or replace or otherwise be liable for any damage to or destruction of any of the foregoing. Landlord shall reasonably cooperate with Tenant in connection with Tenant's obligations hereunder.

     6.5 INDEMNITY. Tenant shall indemnify and hold harmless Landlord and Landlord's agents, directors, officers, partners, employees, invitees, and contractors, from all claims, losses, costs, damages, or expenses including, without limitation, attorneys' fees, for any and all injuries to, including death of, any person or damage to any property resulting from, or arising out of, Tenant's use and occupancy of the Premises unless caused solely by the willful misconduct or gross negligence of Landlord. The provisions of this Section 6.5 shall survive expiration or termination of this Lease for any reason.

                                 ARTICLE 7
                               CONDEMNATION

     7.1  CONDEMNATION.   If any portion of the Premises shall be taken as
a result of the exercise of the power of eminent domain, this Lease shall terminate as of the date of the taking with respect to the portion of the Premises taken. Landlord shall be entitled to any and all compensation, damages, income, rent and awards with respect thereto, except for an award, if any, specified by the condemning authority for any property that Tenant has the right to remove from the affected portion of the Premises.
Landlord shall apply all monies received with respect to such taking to the Rent due hereunder in reverse order of maturity. Any excess shall be applied to other amounts owed by Tenant to Landlord pursuant to the Purchase Agreement or related documents in reverse order of maturity.

                                 ARTICLE 8
                             DEFAULT; REMEDIES

     8.1 EVENT OF DEFAULT. The term "Event of Default" or "Default" refers to the occurrence of any one or more of the following: (i) failure of Tenant to pay, within five (5) days of the due date, any Rent or other amount required to be paid under this Lease; or (ii) failure of Tenant after thirty (30) days written notice from Landlord of Tenant's default in the performance of any of Tenant's obligations, covenants or agreements under this Lease, to do, observe, keep and perform with diligence and continuity any of such obligations, covenants, or agreements (if such failure cannot reasonably be cured within such thirty (30) day period, the length of such period shall be extended for the period reasonably required therefor if Tenant commences curing such failure within such thirty (30) day period and continues the curing thereof with reasonable diligence and continuity); (iii) substantial abandonment of the Premises for more than thirty (30) days; (iv) any default under Purchase Agreement or that certain Equipment Lease Agreement of even date herewith or related documents (as contemplated by the Purchase Agreement); or (v) the adjudication of Tenant to be bankrupt; or (vi) the filing by Tenant of a voluntary petition in bankruptcy, receivership, or other related or similar proceedings; or (vii) the making by Tenant of a general assignment for the benefit of its creditors; or (viii) the appointment of a receiver of Tenant's interests in the Premises in any action, suit or proceeding by or against Tenant's interest in the Premises or by or against Tenant; or (ix) any other voluntary or involuntary proceedings instituted by or against Tenant under any bankruptcy or similar laws, unless the occurrence of any such involuntary receivership or proceedings is cured by the same being dismissed or stayed within sixty
(60) days thereafter; or (x) the failure of Tenant to discharge any judgment against Tenant in excess of $10,000, either singularly or in the aggregate, within sixty (60) days after such judgment becomes final; or
(xi) the sale or attempted sale under execution or other legal process of the interest of Tenant in the Premises.

     8.2 REMEDIES UPON DEFAULT. If an Event of Default occurs, Landlord at any time thereafter prior to the curing of such Event of Default and without waiving any other rights herein available to Landlord at law or in equity, may either terminate this Lease or terminate Tenant's right to possession without terminating the Lease, whichever Landlord elects. In either event, Landlord may, without additional notice and without court proceedings, reenter and repossess the Premises, and remove all persons and property therefrom using such force as may be necessary, and Tenant hereby waives any claim arising by reason thereof or by reason of issuance of any distress warrant and agrees to hold Landlord harmless from any such claims. In no event shall Landlord's exercise of any one or more remedies hereunder granted or otherwise available to it be deemed to be an acceptance or surrender of the Premises by Tenant, whether by agreement or operation of law, it being understood that such surrender can be affected only by the written agreement of Landlord and Tenant. If Landlord elects to terminate this Lease, it may treat the Event of Default as an entire breach under this Lease and Tenant shall immediately become liable to Landlord for damage for the entire breach in an amount equal to the amount by which (a) the Rent (being the Base Rent and the Additional Rent) exceeds (b) the fair market rental value of the Premises for the balance of the Term as of the time of default, both discounted at the rate of six percent (6%) per annum to the then present value, plus the cost of recovering, remodeling and releasing the Premises, and all unpaid Rent due through the date of such termination. It is the intent of Landlord and Tenant that the foregoing constitutes an acceleration of all future Rent payment obligations under this Lease. If Landlord elects to terminate Tenant's right to possession of the Premise without terminating this Lease, Landlord may rent the Premises or any part thereof for the account of Tenant to any person or persons for such rent and for such terms and other conditions as Landlord deems practical, and Tenant shall be liable to Landlord for the amount, if any, by which the total Rent and other payments herein provided for the unexpired balance of the Term exceed the net amount, if any, received by Landlord from such re-renting. Such net amount is the gross amount received by Landlord less the cost of repossessing, re-renting, remodeling and other expenses incurred by Landlord. Such amount shall be paid by Tenant in monthly installments on the first day of each month of the Term. In no case shall Landlord be liable for failure to re-rent the Premises or collect the rental due under such re-renting and in no event shall Tenant be entitled to any excess rents received by Landlord. If Landlord elects to terminate Tenant's right to possession without terminating the Lease, Landlord shall have the right at any time thereafter to terminate this Lease, whereupon the foregoing provisions with respect to termination of the Lease will thereafter apply to this Lease. The remedies expressed herein are cumulative and not exclusive to any other rights and remedies Landlord may have either at law or in equity, and the election by Landlord to terminate Tenant's right to possession without terminating the Lease shall not deprive Landlord of the right, and Landlord shall have the continuing right to terminate this Lease. Landlord shall be entitled to pursue simultaneously multiple or alternative remedies, at any time to abandon or resume pursuit of any remedy, and at any time to pursue additional remedies.

     8.3 DAMAGES. In the event Landlord elects to terminate Tenant's right to possession without terminating this Lease, Tenant shall remain liable for any Rent and damages which may be due or sustained by Landlord and all reasonable cost, fees and expenses including, without limitation, attorneys' fees, cost and expenses incurred by Landlord in pursuit of its remedies.

     8.4 NON-WAIVER. No consent or waiver, express or implied, by Landlord to or of any breach in the performance or observance by Tenant of any of its obligations under this Lease, including, without limitation, any Event of Default, shall be construed as or constitute a consent or waiver to or of any other breach in the performance or observance by Tenant of such obligation or any other obligations of Tenant. Neither the acceptance by Landlord of any Rent or other payment hereunder, whether or not any default hereunder by Tenant is then known to Landlord, nor any custom or practice followed in connection with this Lease shall constitute a waiver of any of Tenant's obligations under this Lease. Failure by Landlord to complain of any action or non-action on the part of Tenant or to declare Tenant in default irrespective of how long such failure may continue, shall not be deemed to be a waiver by Landlord of any of its rights hereunder. Notwithstanding any provision of this Lease to the contrary, all Rent and other amounts payable by Tenant under this Lease shall be paid without abatement, offset, counterclaim or diminution to any extent whatsoever. Except for the execution and delivery of a written agreement expressly accepting surrender of the Premises, no act taken or failed to be taken by Landlord shall be deemed an acceptance of surrender of the Premises.

                                ARTICLE 9
                            FAILURE TO PERFORM

     9.1 TENANTS FAILURE TO PERFORM. In the event Tenant fails to perform any one or more of its obligations hereunder, in addition to the other rights of Landlord hereunder, Landlord shall have the right, but not the obligation, to perform all or any part of such obligations of Tenant. Upon receipt of a demand therefor from Landlord, Tenant shall reimburse Landlord for the cost to Landlord of performing such obligations, plus interest at the rate set forth in Section 12.3.

     9.2 LANDLORD'S FAILURE TO PERFORM. In the event Landlord fails to perform any of its obligations under Sections 5.1 or 5.8 of this Lease, in addition to the other rights of Tenant hereunder, Tenant shall have the right to set off against the Rent due hereunder the cost and expense directly relating to such breach by Landlord. Upon receipt of a demand therefor from Tenant, Landlord shall use commercially reasonable efforts to cure any such breach of Sections 5.1 or 5.8 of this Lease.

                                ARTICLE 10
                          ENVIRONMENTAL MATTERS

     10.1 USE OF HAZARDOUS MATERIALS. Tenant shall not cause or permit any Hazardous Materials or raw materials which contain Hazardous Materials to be stored, located, discharged, emitted, processed, generated, managed, possessed or otherwise used or handled in or upon the Premises except in strict compliance with all Environmental Laws affecting the Premises or
Tenant's  use  thereof.   No Hazardous Materials shall be placed into  the
plumbing or waste treatment systems of the Premises except for systems which are designed to accept Hazardous Materials for treatment and discharge in accordance with the legal requirements applicable thereto. Tenant should immediately notify Landlord in detail when Tenant becomes aware of the presence of any Hazardous Materials not in accordance with this Section 10.1 or any release relating to the Premises or of any Hazardous Materials or receipt of any notification by or from any governmental authority.

     10.2  INDEMNIFICATION.   If  Hazardous  Materials  are  used,  stored,
generated or disposed of on or in the Premises, or if the Premises become contaminated in any manner, Tenant shall indemnify and hold harmless Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses including, without limitation, a decrease in value of the Premises, damages due to loss or restriction of rentable area, or any damages due to adverse impact on marketing of rentable area, and any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees arising from, during or after the Term and arising as a result of such contamination by Tenant or its agents,
employees,  contractors  or  invitees.   This  indemnification   includes,
without limitation, any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substances on the Premises and such results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any
such  Hazardous Substances on the Premises.   Tenant  shall  first  obtain
Landlord's approval for any such remedial action. This indemnification provision shall survive expiration of the Term or termination of this Lease for any reason.

     10.3 DEFINITION OF HAZARDOUS MATERIALS. "Hazardous Materials" shall include any and all substances, product wastes, pollutants, materials, chemicals, contaminants, constituents or other materials which are or become listed, regulated or addressed under any Environmental Law, including, without limitation, oil, gasoline, kerosene or other petroleum distallants or products, dry cleaning solutions, asbestos, polychlorinated biphenyls (PCBs) and urea formaldehyde, radioactive materials, hazardous or toxic waste, or any other materials which may be classified as hazardous or toxic under any Environmental Laws or which could pose a hazard to the health and safety of any of the occupants or invitees of the Improvements.

     10.4 DEFINITION OF ENVIRONMENTAL LAWS. "Environmental Laws" shall include any and all federal, state and local laws, rules, regulations, ordinances, requirements, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters now in effect or as hereafter amended or enacted, including, without limitation, the Comprehensive, Environmental, Response, Compensation and Liability Act of 1980, 42 U.S.C. <section>9601 ET SEQ., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. <section>6901 ET SEQ., the Occupational

Safety and Health Act, 29 U.S.C. <section>651 ET SEQ., the Clean Air Act, 42 U.S.C. 7402 ET SEQ., the Clean Water Act, 33 U.S.C. <section>1251 ET SEQ., the Toxic Substances Control Act 15 U.S.C. <section>2601 ET SEQ., the Hazardous Materials Transportation Act, 49 U.S.C. <section>1851, ET SEQ., Superfund Amendments and Reauthorization Act of 1986, and Sections 17-17-1, 29-13-1, 39-7-1, 49-17-1, 49-17-29, 49-29-42, 49-17-43, 49-27-1,
51-3-1, 49-5-1 and 57-15-1 of the Mississippi Code, and any and all federal, state or local environmental clean up programs and laws and U.S. Department of Transportation regulations, and all similar laws, regulations or requirements of any governmental authority or agency having jurisdiction over any of the parties hereto or any of their affiliates or any of their properties or assets which may be stored or used in connection with the Premises, including, without limitation, the use, handling, transportation, production, generation, disposal, discharge or storage of any Hazardous Materials. All as may be amended or superseded from time to time and including any subsequent codifications thereof in different sections or acts.

                                ARTICLE 11
                         SURRENDER; HOLDING OVER

     11.1  SURRENDER.   On  the  last  day  of the Term or upon the earlier
termination of this Lease, Tenant shall peaceably and quietly surrender the Premises to Landlord, clean, in good order, repair and condition at least equal to the condition when delivered to Tenant, excepting only fair wear and tear resulting from normal use. Prior to the surrender of the Premises to Landlord, Tenant, at its sole cost and expense, shall remove all liens and other encumbrances which may have resulted from the acts or
omissions  of  Tenant.   If  Tenant  fails  to  do  any  of the foregoing,
Landlord, in addition to other remedies available to it at law or in equity, may, without notice, enter upon, reenter, possess and repossess itself thereof, by force, summary proceedings, ejectment, or otherwise, and may dispossess and remove Tenant and all persons and property from the Premises; and Tenant waives any and all damages or claims for damages as a
result  thereof.   Such  dispossession  and  removal  of  Tenant shall not
constitute a waiver by Landlord of any claims by Landlord against Tenant.

     11.2 HOLDING OVER. If Tenant does not surrender possession of the Premises at the end of the Term or upon the earlier termination of this Lease, at the election of Landlord, Tenant shall be a tenant-at-sufferance of Landlord and the Rent and other payments due during the period of such holdover, shall be two times (2x) the Rent in effect immediately prior to the end of the Term or termination of this Lease.

                                ARTICLE 12
                              MISCELLANEOUS

     12.1  NOTICES.   Each  notice  required   or  permitted  to  be  given
hereunder by one party to the other shall be in writing with a statement therein to the effect that notice is given pursuant to this Lease, and the same shall be given and shall be deemed to have been delivered, served and given by United States registered or certified mail, return receipt requested, addressed to such party at the address provided for such party herein, by personal delivery, telecopy or other overnight delivery service
which  provide a receipt or other evidence of delivery.   Any  notices  to
Landlord shall be addressed and given to Landlord as follows:

Farm Fish, Inc.

Attention: _____________
100 West Woodrow Wilson Blvd.
Jackson, Mississippi 39213
Telephone Number: _____________
Telecopy Number: _____________

Any notices to Tenant shall be addressed and given to Tenant as follows:

_______________________________

_______________________________

_______________________________

_______________________________

Telephone Number: _____________
Telecopy Number: _____________

     12.2 REMOVAL OF TENANT'S PROPERTY. Tenant shall retain the ownership of all movable equipment, furniture, and supplies placed in or on the Premises by Tenant and shall have the right to remove such movable equipment, furniture, and supplies prior to termination of this Lease provided that no Event of Default has been committed by Tenant which has not been fully cured in a manner acceptable to Landlord and further provided that Tenant repairs any injury to the Premises resulting from such removal. Unless Tenant has made prior arrangements with Landlord and Landlord has agreed in writing to permit Tenant to leave such equipment, furniture or supplies on the Premises for an agreed period, if Tenant does not remove such movable equipment, furniture and supplies prior to such termination, then, in addition to its other remedies at law or in equity, Landlord shall have the right to have such items removed and stored and all damage to the Premises resulting therefrom repaired at the cost of Tenant or elect that such movable equipment, furniture and supplies automatically become the property of the Landlord upon termination of this Lease, and, in the latter case, Tenant shall not have any further right with respect thereto or for reimbursement therefor.

     12.3 DEFAULT INTEREST. From and after the occurrence of an Event of Default hereunder, past due payments of Base Rent and/or Additional Rent or other past due monetary obligation hereunder shall bear interest, from and after the date the same become due and payable, at an annual rate of four (4) percentage points above the prime rate of interest as announced from time to time by Trustmark National Bank or any successor thereof. Such interest shall continue to accrue until the obligations of Tenant with respect to the Event of Default have been cured in full. Each change in the prime rate shall simultaneously change the default rate hereunder.

     12.4 BINDING EFFECT. Notwithstanding any provision of this Lease to the contrary, the rights and obligations of the parties hereunder shall inure to the benefit of and be binding on the parties hereto and their respective successors, assigns, heirs, and legal representatives.

     12.5  MERGER  OF  ESTATES.   The  voluntary or other surrender of this
Lease by Tenant or a mutual cancellation thereof, shall not work a merger, but shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of Tenant's interest in any or all such subleases or subtenancies.

     12.6 GOVERNING LAW. This Lease and the rights and obligations of the parties hereto shall be governed, interpreted, construed and enforced in accordance with the laws of the State of Mississippi.

     12.7 SEVERABILITY. The determination that any one or more provisions of his Lease is invalid, void, illegal or unenforceable shall not effect or invalidate the remainder. All obligations of either party requiring any performance after the expiration of the Term shall survive the expiration of such Term and shall be fully enforceable in accordance with those provisions pertaining thereto.

     12.8  CONSTRUCTION.   Section titles are for convenient reference only
and shall not be used to interpret, expand or limit the meaning of any provision of this Lease.

     12.9  ENTIRE  AGREEMENT.   No  oral  statements or prior  material  not
specifically incorporated herein shall be of any force or effect. Tenant agrees that in entering into and taking this Lease, it relies solely upon the representations and agreements contained in this Lease and not others. This Lease, including the Exhibits which are attached hereto and made a part hereof for all purposes, constitutes the entire agreement of the parties and shall in no way be conditioned, modified or supplemented except by a written agreement executed by and delivered to both parties.

     12.10 ATTORNEYS FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Lease, the prevailing party, as ultimately determined by the appropriate court of authority, shall be entitled to reimbursement of its reasonable attorneys' fees, costs and
necessary  disbursements   incurred   in   connection   with  such  action,
arbitration, mediation or appeal thereof in addition to any other relief to which it may be otherwise entitled either at law or in equity.

     12.11 NON-RECOURSE TO LANDLORD. Notwithstanding any provision of this Lease to the contrary, Tenant hereby agrees that no personal or corporate liability of any kind or character whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interests of Landlord in and to the Premises. This Lease shall be non-recourse to Landlord.

     12.12 BROKERAGE COMMISSIONS.   Landlord  and  Tenant represent to each
other that they have acted directly and independently  with  the  other as
principals   and  that  neither  Landlord  nor  Tenant  have  retained  or authorized the services of any broker, real estate agent or finder with respect this Lease. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, liabilities and obligations for any commission, finder's fee or any other compensation in connection with this Lease claimed by or through Tenant. Landlord agrees to indemnify and hold Tenant harmless from and against any and all claims, liabilities and obligations for any commission, finder's fee or other compensation in connection with this Lease claimed by
or   through  Landlord.   These  mutual  indemnifications  shall   survive
expiration or termination of this Lease for any reason.

     12.13 SUBORDINATION/ESTOPPEL CERTIFICATE.   The rights and interest of
Tenant under this Lease in and to the Premises shall be subject and subordinate to any first deeds of trust, mortgages, and other security
instruments  and   to   all   renewals,   modifications,   consolidations,
replacements and extensions thereof ("Security Documents") heretofore or hereafter executed by Landlord covering the Premises or any parts thereof, to the same extent as if the Security Documents had been executed, delivered and recorded prior to the execution of this Lease. After the delivery to Tenant of a notice from Landlord that it has entered into one or more Security Documents, then during the term of such Security Documents Tenant shall deliver the holder or holders of all Security Documents a copy of all notices to Landlord and shall grant to such holder or holders the right to cure all defaults, if any, of Landlord hereunder within the same time period provided in the Lease for such defaults by Landlord and, except with the prior written consent of the holder or holders of the Security Documents, shall not (i) amend this Lease, (ii) surrender or terminate this Lease except pursuant to a right to terminate expressly set forth in this Lease, or (iii) pay any rent more than one (1) month in advance or pay any Rent or other amounts payable hereunder other than in strict accordance with the terms hereof. The provisions of this
Section   12.13 shall be self-operative  and  shall  not  require  further agreement by Tenant; provided, however, at the request of Landlord, Tenant shall execute such further documents as may be reasonably required to evidence and set forth for the benefit of the holder of any Security
Documents  the obligations  of  Tenant  hereunder.   Contemporaneous  with
obtaining any such financings, Landlord shall use reasonable efforts to obtain a non-disturbance agreement with any lender providing Tenant the right to continue to occupy the Premises pursuant to the terms of this Lease so long as no Event of Default exists. At any time and from time to time upon not less than ten (10) days' prior notice by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or expressly stating any such modifications and that the same are in full
force  and  effect  has  modified),  and  stating   to Tenant's knowledge,
whether or not the Landlord or Tenant is in default under the terms and provisions of this Lease, and if so, specifying any such claimed default, it being intended that any such statement may be relied upon by any prospective purchaser, tenant, mortgagee or assignee of any mortgage relating to the Premises or the Landlord's interest therein.

     12.14 FURTHER ASSURANCES.   Landlord and Tenant  agree  to  take  such
further action and execute such documents and instruments as may be reasonably required in order to more effectively carry out the terms of this Lease and the intention of the parties.

     IN WITNESS WHEREOF, this Lease is hereby executed as of the date first above set forth.

                              LANDLORD:
                              FARM FISH, INC.

                              By:    /S/ DAVE ROBISON
                              Name: Dave Robison
                              Title: Vice President

                              TENANT:
                              H & S FISH FARMS, INC.

                              By:    /S/ JASON W. SMITH
                              Name: Jason W. Smith
                              Title: Vice President

S:\13th\DOC\10643\600\EDGAR\Assetpurch(1018) 2.wpd

                   Farm Fish, Inc. Recap as of 7-19-00
                    Statement of Downpayment Proration
                                               (All Acres Are Water Acres)
POND #    ACRES     POND #    ACRES     POND #    ACRES EXCLUDED
50N       16.2      65N       12.0      16        8.15
50S       16.2      65        12.0      17        8.73
51E       19.0      65S       12.0      18        9.36
51W       19.0      66E       20.4      19        9.30
52N       18.0      66W       20.4      20        12.0012.00
52S       18.0      67N       19.0      21        10.42
53E       18.9      67S       19.0      22        10.49
53W       18.9      68E       20.4      23        8.07
54N       18.7      68W       20.4      24        9.19 9.19
54S       18.7      69N       19.0      25        8.56
55E       19.0      69S       19.0      26        8.92 8.92
55W       19.0      70E       22.0      27        10.44
56N       19.3      70W       22.0      28        8.15
56S       19.3      71N       18.0      29        8.87 8.87
57E       19.0      71S       18.0      30        11.45
57W       19.0      72E       21.7      31        8.81
58N       20.0      72W       21.7      32N       6.30
58S       20.0      73E       17.4      32S       6.30
59E       12.0      73W       17.4      33        10.4610.46
59        12.0      74        31.6      34        11.41
59W       12.8
60N       17.0      75        19.0      35        10.31
60S         4.0     76        39.5      36        9.31
61E       19.5      77        16.0      37        10.12
61W       19.5      78E       16.2      38        9.85 9.85
62E       17.1      78W       16.2      39        10.0010.00
62W       17.1      79        21.3      40        8.93
63N       18.7      80        24.0      41        9.43
63S       18.7      81        12.5      42        8.75
64E       17.5      82        11.0      43        8.80
64W       17.5                          44        8.60
                                        45        8.40
Total Acres1098.7 +287.88Total Excluded 69.29
Net Acres Conv. 719.00               218.59
Total Water Acres 1386.58

(Total Fing. Acres) - (Excluded Acres)/ (Total Farm Acres)=% of Pond Value 218.59/(287.88+1098.7)=0.157646872
(%Pond Value) (Net Total Pond Value)=Total $ of Pond Value Transferred
0.157646872 ($1,800,000-$90,100)=$269,560.39

(Total  $  Pond  Value + Personal Equity Value)  =  Total  Contract  Value
Conveyed
$269,560.39 + $88,600.00 = $358,160.39

$269,560.39 x .06 = $16,173.62
16,173.62/12 = $1,347.80

S:\13th\DOC\10643\600\EDGAR\Assetpurch(1018) 2.wpd

                                   MAP

S:\13th\DOC\10643\600\EDGAR\Assetpurch(1018) 2.wpd

                                   MAP

S:\13th\DOC\10643\600\EDGAR\Assetpurch(1018) 2.wpd

                        EQUIPMENT LEASE AGREEMENT

     This Equipment Lease Agreement (this "Lease") is made and entered into on the ___ day of July, 2000, by and between Farm Fish, Inc., a Mississippi corporation (the "Lessor"), and H & S Fish Farms, Inc., a Mississippi corporation (the "Lessee").

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Lessor and Lessee intending to be legally bound hereby agree as follows:

                                ARTICLE 1
                              PREMISES; TERM

     1.1 LEASED EQUIPMENT. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor for the rental and on the terms and conditions contained herein that certain machinery and equipment (as more fully described on Exhibit 1 attached hereto) which is currently located in Humphreys County, Mississippi (collectively, the "Equipment").

     1.2 INITIAL TERM. Subject to and upon the terms and conditions set forth herein, this Lease shall be in force for a term of twenty (20) months beginning on the date hereof (the "Commencement Date") and ending on the 31st day of March, 2002, unless sooner terminated pursuant to the provisions hereof (the "Term").

                                ARTICLE 2
                              RENT; PAYMENT

     2.1 RENT. Lessee agrees to pay to Lessor as base rent Four Hundred Forty Three Dollars ($443.00) per month ("Base Rent") which is based on a six percent (6 %) interest factor on the mutually agreed upon allocated portion of the Purchase Price applicable to the Equipment ($88,600). "Additional Rent" shall consist of any and all payment obligations or other liabilities of Lessee under this Lease, other than Base Rent.

     2.2 PAYMENT OF RENT. On or before the tenth (10{th}) day of each calendar month during the Term, Lessee shall pay to Lessor for such month one-twelfth (1/12) of the annual Base Rent, plus any Additional Rent then due and payable (collectively, the "Rent"). All payments of Rent shall be paid to Lessor in lawful money of the United States of America at the address of Lessor shown herein or to such other party or at such other place as Lessor may designate from time to time by notice to Lessee. If this Lease commences or terminates on any day other than the first or last day of a calendar month, the Rent due hereunder shall be prorated except as otherwise provided in this Lease.

     2.3 LATE PAYMENT. Subject to Lessee's right to defer Base Rent, in the event that Lessor does not receive rental payments by thirty (30) days after the scheduled payment date, Lessee shall pay, in addition to any interest which may be due under Section 12.2, a late charge equal to four percent (4%) of the rent then due and payable. Lessee acknowledges and agrees that this late payment charge is intended to compensate Lessor for administrative and other expenses which it may incur in connection with collection of any past due rental payments and is not intended and shall not be deemed to constitute interest, a penalty or as limiting Lessor's remedies in any manner.

     2.4 NET LEASE. This is an absolutely net lease and the Rent shall be paid without notice, demand, set-off, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense.

     2.5 NON-TERMINABILITY. Except as otherwise expressly provided in this Lease, (i) this Lease shall not terminate, (ii) Lessee shall not have any right to terminate this Lease during the Term, (iii) Lessee shall not be entitled to any set-off, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense of or to Rent or any other sums payable under this Lease, and (iv) the obligations of Lessee under this Lease shall not be affected by any interference with Lessee's use of any of the Equipment for any reason, including, without limitation, the following: (A) any damage to, or theft, loss or destruction of any of the Equipment by any cause whatsoever, (B) the prohibition, limitation or restriction of Lessee's use of any of the Equipment, (C) any termination by paramount title or otherwise, (D) any default on the part of Lessor under any other agreement, (E) any latent or other defect in any of the Equipment, (F) the breach of any warranty of any seller or manufacturer of any of the Equipment, (G) any violation of
Section 5.9, (H) the exercise of any remedy, including foreclosure by any security interest holder, (I) any interference with Lessee's use of the Equipment, (J) market or economic changes or (K) any other cause, whether similar or dissimilar to the foregoing, any present or future legal requirement to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Lessee hereunder shall be separate and independent covenants and agreements, that Rent shall continue to be payable in all events, and that the obligations of Lessee hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease.

     2.6 NO WARRANTY DISCLAIMER. LESSEE ACKNOWLEDGES THAT THE EQUIPMENT IS IN GOOD CONDITION AND REPAIR ON THE COMMENCEMENT DATE. LESSOR HAS NOT MADE AND WILL NOT MAKE ANY INSPECTION OF ANY OF THE EQUIPMENT AND LESSOR LEASES AND WILL LEASE AND LESSEE TAKES AND WILL TAKE THE EQUIPMENT "AS IS." LESSEE ACKNOWLEDGES THAT LESSOR (WHETHER ACTING AS LESSOR HEREUNDER OR IN ANY OTHER CAPACITY) HAS NOT MADE AND WILL NOT MAKE, NOR SHALL LESSOR BE DEEMED TO HAVE MADE, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR REPRESENTATION AS TO (I) ITS FITNESS FOR USE OR PURPOSE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE, (II) THE QUALITY OF THE MATERIAL OF WORKMANSHIP THEREIN, (III) THE EXISTENCE OF ANY DEFECT, LATENT OR PATENT, (IV) PATENT INFRINGEMENT OR THE LIKE (V) VALUE, (VI) COMPLIANCE WITH SPECIFICATIONS, (VII) LOCATION, (VIII) USE,
(IX)  CONDITION,  (X)  MERCHANTABILITY, (XI) QUALITY,  (XII)  DESCRIPTION,
(XIII) DURABILITY, (XIV) OPERATION OR PERFORMANCE THEREOF, OR (XV) THE EXISTENCE OF ANY HAZARDOUS MATERIALS, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE EQUIPMENT HAVE BEEN INSPECTED BY LESSEE AND ARE SATISFACTORY AND ACCEPTABLE TO IT. IN THE EVENT OF ANY DEFECT OR DEFICIENCY IN ANY OF THE EQUIPMENT OF ANY NATURE, WHETHER PATENT OR LATENT, LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO OR FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING STRICT LIABILITY IN

TORT). THE PROVISION OF THIS SECTION 2.6 HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES BY LESSOR, EXPRESS OR IMPLIED, WITH ANY OTHER LEGAL REQUIREMENTS NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

                                ARTICLE 3
                          ASSIGNMENT; SUBLETTING

     3.1 LESSOR ASSIGNMENT. Lessor shall have the right to transfer and assign in whole or in part, by operation of law or otherwise, its rights and obligations hereunder whenever Lessor, in its sole judgment, deems it appropriate without any liability to Lessee and Lessee shall attorn to any party to which Lessor transfers the Equipment.

     3.2 LESSEE ASSIGNMENT AND SUBLETTING. Notwithstanding any provision to the contrary in this Section 3.2, Lessee shall not sublease the Equipment, or any portion thereof, or transfer possession or occupancy thereof to any person, firm or corporation or transfer or assign this Lease, or any right or privilege arising hereunder, without the prior written consent of Lessor, which may be conditioned or withheld in Lessor's sole discretion; provided, however, Lessee may assign its rights hereunder to an affiliate or wholly owned subsidiary upon prior notice to Lessor. Neither an assignment to an affiliate or subsidiary of Lessee nor any consent by Lessor to any other assignment or sublease by Lessee shall operate as a release of Lessee or a waiver of the necessity for obtaining Lessor's consent in writing to any subsequent assignment or sublease; nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Lessee of any covenant or obligation contained in this Lease. In the event that Lessee defaults under this Lease in the payment of Rent, Lessee hereby assigns to Lessor the rent due from any subtenant of Lessee and hereby authorizes each such subtenant to pay said rent directly to Lessor.

                                ARTICLE 4
                       MAINTENANCE; SERVICES; TAXES

     4.1 MAINTENANCE AND REPAIR. Lessee shall provide all maintenance and repair of the Equipment. Lessee, at its sole cost, shall maintain and repair the Equipment and otherwise keep the Equipment in good working order and repair, but all workmen and contractors employed for such purposes shall be specifically approved by Lessor prior to the commencement of any work on the Equipment, except in the event of an emergency. In the event Lessee fails to timely conduct any such maintenance or repairs, Lessor shall have the right, but not the obligation to conduct such maintenance or repairs. Any cost incurred plus reasonable profit and overhead for Lessor's administration thereof (as set forth in Section 9.1) shall be immediately due and payable in full as Additional Rent hereunder. Lessor shall not be required to maintain or make any repair whether foreseen or unforeseen or to maintain any of the Equipment in any way, and Lessee hereby expressly waives the right to maintain or make repairs at the expense of Lessor, which right may be provided for in any legal requirement now or hereafter in effect.

     4.2 TAXES ON PERSONALTY. Lessee shall before interest, fines or penalties are due thereon pay all ad valorem personal property and similar taxes or special assessments levied upon or applicable to the Equipment.

     4.3 LESSEE'S EQUIPMENT AND INSTALLATIONS. Lessee shall not install within or attach to the Equipment any other equipment, addition or make any other improvements to the Equipment until the plans therefor have been approved in writing by Lessor, such approval may not be unreasonably withheld or delayed. In no event shall any such addition or improvement impair the intended function or normal operation of the Equipment. Provided, however, any and all such attachments or improvements shall become part of the Equipment and shall be the property of Lessor.

                                ARTICLE 5
                  POSSESSION, USE AND UPKEEP OF PREMISES

     5.1 POSSESSION. During the Term, Lessee shall have the right to use the Equipment beginning on the Commencement Date. Lessee agrees that any such use shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease. Landlord represents that it is the current owner of the Equipment.

     5.2 AUTHORIZED USE. Lessee shall have the right to use or permit the use of the Equipment only in connection with the catfish farming operation conducted on the Premises being leased by Lessor from Lessee or any other related uses consistent with the nature of the Equipment and the terms hereof.

     5.3 ILLEGAL AND PROHIBITED USES. Lessee shall not use or permit any other party to use all or any part of the Equipment for any purpose not authorized in Section 5.2 hereof. Lessee shall not do or permit anything to be done with the Equipment which is prohibited by or which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or hereafter enacted or promulgated, or which is prohibited by any standard form of fire insurance policy or which will in any way increase the existing rate of or affect any fire or other similar insurance, or cause a cancellation of any insurance policy covering the Equipment or any part thereof or any of its contents. Lessee shall not cause, maintain or permit any nuisance relating to the Equipment or commit or suffer to be committed any waste to the Equipment.

     5.4  ALTERATIONS  AND   ADDITIONS.    Lessee   shall   not  make  any
improvements, alterations or additions to the Equipment except with the prior written consent of Lessor, which shall not be unreasonably withheld or delayed. All improvements, alterations and additions to the Equipment shall be the property of the Lessor and shall not be removed by Lessee either during or after the end of the Term without the express written approval of Lessor. Lessee shall promptly pay any and all costs and expenses relating in any manner to any improvements, alterations or additions. Lessee shall not be entitled to any reimbursement or compensation resulting from its payment of the cost of all or any portion of improvements or any alterations or additions thereto unless otherwise expressly agreed to by Lessor in writing.

     5.5 RULES AND REGULATIONS OF EQUIPMENT. Upon written notice, Lessee shall perform and comply with the rules and regulations of the Equipment, if any, with respect to safety, care, cleanliness, and preservation of good order.

     5.6 COMPLIANCE WITH LAWS AND OTHER REGULATIONS. Lessee shall, at its sole cost and expense, promptly comply: (i) with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, including, without limitation, all Environmental Laws (as defined in Section 10.4), (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, and (iii) with any directive or occupancy certificate issued pursuant to any law by any public officer or officers insofar as any relate to or affect the condition or use of the Equipment.

     5.7 LESSOR'S ACCESS. Lessor shall have the right, at reasonable times during normal operating hours (except at any time in the event of an emergency) during the Term, to inspect the condition of the Equipment, to determine if Lessee is performing its obligations under this Lease, and to perform the services or to make the repairs and restoration that Lessor elects to perform under this Lease, to cure any defaults of Lessee hereunder that Lessor elects to cure, and to remove from the Equipment any improvements thereto or property placed therein in violation of this Lease.

     5.8 LIENS. Lessee shall not permit any mechanics', materialmen's or other liens, security interests, pledge, deed of trust or other encumbrance, of any type (collectively "Liens") to be fixed or placed against the Equipment, and agrees immediately to promptly discharge any Liens which are allegedly fixed or placed against the Equipment. In all events, any such Lien shall be discharged within thirty (30) days of it being affixed or placed upon the Equipment.

     5.9 QUIET POSSESSION. Provided Lessee has performed all its obligations under this Lease, including, without limitation, the payment of Rent, Lessee shall peaceably and quietly hold and enjoy the Equipment for the Term, subject to the provisions and conditions set forth in this Lease.



                                ARTICLE 6
                     INSURANCE; LIABILITY; INDEMNITY

     6.1 PROPERTY INSURANCE. During the Term of this Lease, Lessee, at its sole cost, shall obtain and maintain with insurance companies approved Lessor, fire and extended coverage insurance insuring the Equipment against loss or damage from fire, lightning, windstorm, explosion, earthquake, boiler, machinery and such other risks usually included under extended coverage policies, with such coverages, amounts, deductibles and exclusions as shall be approved by Lessor. Such extended coverage insurance shall insure the Equipment. Such insurance shall be in an amount at least equal to the replacement value of all property covered, including, without limitation, the Equipment, and shall name Lessor as an additional insured. A certificate of such insurance shall be furnished to Lessor, and such policy shall provide that it may not be altered or canceled without thirty (30) days prior notice to Lessor.

     6.2 LIABILITY INSURANCE. During the Term of this Lease, Lessee, at its sole cost, shall obtain and maintain with insurance companies approved by Lessor, comprehensive general liability insurance, including property damage, insuring Lessee, Lessor and Lessor's designees, if any, against losses, liability or claims for injury to persons or property occurring or relating in any manner to the Equipment or arising out of the maintenance or use thereof by Lessee. The liability under such insurance shall not be less than $1,500,000 for any one person injured and/or killed and not less than $1,500,000 for any one accident and not less than $1,500,000 in the aggregate, all such amounts to be increased if, in the reasonable judgment of Lessor, any such increase is reasonably necessary for Lessor's protection and consistent with industry practices and the location of the Equipment. In addition, Lessee shall maintain all necessary workmen's compensation insurance required by law and such other insurance, including, without limitation, business interruption insurance, in amounts and types as Lessor may reasonably require. A certificate of such insurance shall be furnished to Lessor, and such policy shall provide that it may not be altered or cancelled without thirty (30) days prior notice to Lessor.

     6.3 FIRE OR OTHER CASUALTY. If the Equipment is damaged or destroyed, in whole or in part, by fire or other casualty at any time during the Term of this Lease, within thirty (30) days after any such event Lessee shall commence, and diligently pursue necessary action to restore or replace the damaged or destroyed portion to substantially the same condition that existed immediately prior to such damage or destruction. If such damage or destruction occurs, the Base Rent shall not be abated in any manner and this Lease shall continue in full force and effect in accordance with its terms. Lessee shall use its best efforts to replace the damaged or destroyed portions of the Equipment within one hundred twenty (120) days of such damage, subject to delays arising from acts of God, shortages of labor or materials, war, or other similar or dissimilar conditions or events beyond the reasonable control of Lessee.

     6.4 WAIVER OF CLAIMS. Notwithstanding any provision of this Lease to the contrary, Lessee hereto releases and waives all claims, rights of recovery, and causes of action that either such party or any party claiming by, through, or under Lessee by subrogation or otherwise may now or hereafter have against Lessor or any of its directors, officers, partners, employees, or agents for any loss or damage that may occur to the Equipment, Lessee's improvements, or any of the contents of any of the foregoing by reason of fire, act of God, the elements, or any other cause including, without limitation, negligence of Lessor or its directors, officers, partners, employees, or agents that could have been insured against under the terms of standard fire and extended coverage insurance policies. Lessor shall not be liable to Lessee for any inconvenience or loss to Lessee in connection with any repair, maintenance, damage, destruction, restoration, or replacement referred to in this Lease. Lessor shall not be obligated to insure the Equipment and Lessor shall not be obligated to repair, maintain, restore, or replace or otherwise be liable for any damage to or destruction of any of the Equipment. Lessor shall reasonably cooperate with Lessee in connection with Lessee's obligations hereunder.

     6.5 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and Lessor's agents, directors, officers, partners, employees, invitees, and contractors, from all claims, losses, costs, damages, or expenses including, without limitation, attorneys' fees, resulting or arising from any and all injuries to, including death of, any person or damage to any property caused by any act, omission, or neglect of Lessee or Lessee's directors, officers, partners, employees, agents, invitees, or guests, or any parties contracting with Lessee relating to the Equipment, unless caused solely by the wilful misconduct or gross negligence of Lessor. Lessor shall not be liable for any damage of any kind or for any damage to property, death or injury to persons from any cause whatsoever by reason of the use of the Equipment by Lessee. Lessor shall not be liable to Lessee and Lessee hereby waives all claims against Lessor or Lessor's directors, officers, partners, employees, or agents for any damage or loss of any kind, for direct damages, consequential damages, loss of profits, business interruption, and for any damage to property, death or injury to persons from any cause whatsoever, including, without limitation, acts of others, vandalism, loss of trade secrets or other confidential information, any damage, loss or injury caused by a defect in the Equipment, unless caused solely by the willful misconduct or gross negligence of Lessor. The provisions of this Section 6.5 shall survive expiration or termination of this Lease for any reason.

                                  ARTICLE 7
                                CONDEMNATION

     7.1 CONDEMNATION. Except as expressly set forth herein, if any significant portion of the Equipment as determined by Lessor shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as of the date of taking. In the event of any taking, Lessor shall be entitled to any and all compensation, damages, income, rent and awards with respect thereto, except for an award, if any, specified by the condemning authority for any property that Lessee has the right to remove upon termination of this Lease. Lessee shall have no claim against Lessor for the value of any unexpired Term.

                                  ARTICLE 8
                              DEFAULT; REMEDIES

     8.1 EVENT OF DEFAULT. The term "Event of Default" or "Default" refers to the occurrence of any one or more of the following: (i) failure of Lessee to pay, within five (5) days of the due date, any Rent or other amount required to be paid under this Lease subject to the right to defer Base Rent under Section 2.3 hereof; or (ii) failure of Lessee after thirty
(30) days written notice from Lessor of Lessee's default in the performance of any of Lessee's obligations, covenants or agreements under this Lease, to do, observe, keep and perform with diligence and continuity any of such obligations, covenants, or agreements (if such failure cannot reasonably be cured within such thirty (30) day period, the length of such period shall be extended for the period reasonably required therefor if Lessee commences curing such failure within such thirty (30) day period and continues the curing thereof with reasonable diligence and continuity); (iii) substantial abandonment of the Equipment for more than thirty (30) days; (iv) any default under that certain Asset Purchase Agreement dated July __, 2000 between Lessee and Lessor (the "Purchase Agreement"), or any "Event of Default" under that certain Real Property Lease Agreement between Lessor and Lessee of even date herewith; or (v) the adjudication of Lessee to be bankrupt; or (vi) the filing by Lessee of a voluntary petition in bankruptcy, receivership, or other related or similar proceedings; or
(vii) the making by Lessee of a general assignment for the benefit of its creditors; or (viii) the appointment of a receiver of Lessee's interests in the Equipment in any action, suit or proceeding by or against Lessee's interest in the Equipment or by or against Lessee; or (ix) any other voluntary or involuntary proceedings instituted by or against Lessee under any bankruptcy or similar laws, unless the occurrence of any such involuntary receivership or proceedings is cured by the same being dismissed or stayed within sixty (60) days thereafter; or (x) the failure of Lessee to discharge any judgment against Lessee in excess of $10,000 either singularly or in the aggregate within sixty (60) days after such judgment becomes final; or (xi) the sale or attempted sale under execution or other legal process of the interest of Lessee in the Equipment.

     8.2 REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, Lessee shall be in default hereunder and all sums due or to become due hereunder and all other obligations then owing by Lessee to Lessor shall, at Lessor's option, become immediately due and payable. If an Event of Default occurs, Lessor, at any time thereafter prior to the curing of such Event of Default and without waiving any other rights herein available to Lessor at law or in equity, at its option, may: (a) by notice to Lessee terminate this Lease; (b) exercise all the rights and remedies of a secured party under the Uniform Commercial Code and/or other applicable laws, including the right to any deficiency remaining after disposition of the Equipment for which Lessee agrees to remain fully liable; (c) proceed by appropriate court action or actions or other proceedings either at law or in equity to specifically enforce performance by Lessee of any and all covenants of this Lease and to recover damages for the breach thereof; (d) demand that Lessee deliver the Equipment forthwith to Lessor at Lessee's expense at such place as Lessor may designate; (e) without notice or liability or legal process, enter into any premises of or under control or jurisdiction of Lessee or any agent of Lessee where the Equipment may be or by Lessor is believed to be, and repossesses all or any item thereof, disconnecting and separating all thereof from any other property and using all force necessary or permitted by applicable law so to do, Lessee hereby expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession and agrees to hold Lessor harmless from any such action; and (f) sell, dispose of, hold, use, or lease any Equipment as Lessor in its discretion may decide, without any duty to account to Lessee; but the Lessor shall, nevertheless, be entitled to recover immediately as liquidated damages for loss of the bargain and not as a penalty any unpaid Rent that accrued on or before the occurrence of the Event of Default plus an amount equal to the difference between the present value as of the date of the occurrence of such Event of Default, of the aggregate Rent reserved hereunder for the unexpired Term of this Lease plus the Purchase Price and the then present value of the aggregate rental and fair market value of all Equipment for such unexpired Term which the Lessor reasonably estimates to be obtainable for the Equipment during such unexpired Term. The discount rate shall be six percent (6%) per annum. In no event shall Lessor's exercise of any or more remedies hereunder granted or otherwise available to it be deemed to be an acceptance or surrender of the Equipment by Lessee, whether by agreement or operation of law, it being understood that such surrender can be affected only by the written agreement of Lessor and Lessee. In no case shall Lessor be liable for failure to re-rent or sale the Equipment and in no event shall Lessee be entitled to any excess rents or proceeds received by Lessor. The remedies expressed herein are cumulative and not exclusive to any other rights and remedies Lessor may have either at law or in equity. Lessor shall be entitled to pursue simultaneously multiple or alternative remedies, at any time to abandon or resume pursuit of any remedy, and at any time to pursue additional remedies.

     8.3 NON-WAIVER. No consent or waiver, express or implied, by Lessor to or of any breach in the performance or observance by Lessee of any of its obligations under this Lease, including, without limitation, any Event of Default, shall be construed as or constitute a consent or waiver to or of any other breach in the performance or observance by Lessee of such obligation or any other obligations of Lessee. Neither the acceptance by Lessor of any Rent or other payment hereunder, whether or not any default hereunder by Lessee is then known to Lessor, nor any custom or practice followed in connection with this Lease shall constitute a waiver of any of

 Lessee's obligations under this Lease. Failure by Lessor to complain of any action or non-action on the part of Lessee or to declare Lessee in default irrespective of how long such failure may continue, shall not be deemed to be a waiver by Lessor of any of its rights hereunder. Notwithstanding any provision of this Lease to the contrary, all Rent and other amounts payable by Lessee under this Lease shall be paid without abatement, offset, counterclaim or diminution to any extent whatsoever. Except for the execution and delivery of a written agreement expressly accepting surrender of the Equipment, no act taken or failed to be taken by Lessor shall be deemed an acceptance of surrender of the Equipment.

                                  ARTICLE 9
                             FAILURE TO PERFORM

     9.1 LESSEE'S FAILURE TO PERFORM. In the event Lessee fails to perform any one or more of its obligations hereunder, in addition to the other rights of Lessor hereunder, Lessor shall have the right, but not the obligation, to perform all or any part of such obligations of Lessee. Upon receipt of a demand therefor from Lessor, Lessee shall reimburse Lessor for the cost to Lessor of performing such obligations, plus interest at the rate set forth in
Section 12.2.

     9.2 LESSOR'S FAILURE TO PERFORM. In the event Lessor fails to perform any of its obligations under Sections 5.1 or 5.9 of this Lease, in addition to the other rights of Lessee hereunder, Lessee shall have the right to set off against the Rent due hereunder the cost and expense directly relating to such breach by Lessor. Upon receipt of a demand therefor from Lessee, Lessor shall use commercially reasonable efforts to cure any such breach of Sections
5.1 or 5.9 of this Lease.

                                 ARTICLE 10
                            ENVIRONMENTAL MATTERS

     10.1 USE OF HAZARDOUS MATERIALS. Lessee shall not cause or permit any Hazardous Materials or raw materials which contain Hazardous Materials to be
stored,   located,   discharged,   emitted,  processed,  generated,  managed,
possessed or otherwise used or handled in connection with the Equipment and shall comply with all Environmental Laws affecting the Equipment or Lessee's
use  thereof.   Attached  hereto  as EXHIBIT 10.1 is a listing  of  Hazardous
Materials currently used by Lessor  in  its  operations.   To Lessor's actual
knowledge,  its  current  use  is in material compliance with all  applicable
Environmental   Laws.    Notwithstanding   the   foregoing,   Lessor   hereby
acknowledges that Lessee may use, store or otherwise handle certain Hazardous Materials in compliance with the next succeeding sentences. At all times, Lessee shall use, store, handle and dispose of any and all Hazardous Materials in strict accordance with all applicable Environmental Laws. Prior to use, storage or otherwise handling of any Hazardous Materials in, on or around the Equipment, Lessee shall provide and maintain a complete and accurate detailed list and description of all types of Hazardous Materials used, stored, handled, discharged or otherwise disposed of in connection with Lessee's use of the Equipment. Lessor has the right but not the obligation to prohibit the use of specific Hazardous Materials. No Hazardous Materials shall be placed into the plumbing or waste treatment systems of the Equipment except for systems which are designed to accept Hazardous Materials for treatment and discharge in accordance with the legal requirements applicable
thereto.   Lessee should immediately notify  Lessor  in  detail  when  Lessee becomes aware of the presence of any Hazardous Materials not previously authorized or not in accordance with this Section 10.1 or any release relating to the Equipment or of any Hazardous Materials or receipt of any notification by or from any governmental authority.

     10.2  INDEMNIFICATION.    If   Hazardous   Materials  are  used,  stored,
generated or disposed of in connection with the Equipment, or if the Equipment becomes contaminated in any manner, Lessee shall indemnify and hold
harmless  Lessor  from  any  and  all  claims,   damages,  fines,  judgments,
penalties, costs, liabilities or losses including, without limitation, a decrease in value of the Equipment, damages due to loss or restriction of rentable area, or any damages due to adverse impact on marketing of rentable area, and any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees arising from, during or after the Term and arising as a result of such contamination by Lessee or its agents, employees, contractors or invitees. This indemnification includes, without limitation, any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision. Without limitation of the foregoing, if Lessee causes or permits the presence of any Hazardous Substances and such results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Equipment to the condition existing prior to the presence of any such Hazardous Substances. Lessee shall first obtain
Lessor's  approval  for  any  such  remedial  action.   This  indemnification
provision shall survive expiration of the Term or termination of this Lease for any reason. This indemnification provision shall not include the items referenced in that certain [Hazclean Report].

     10.3 DEFINITION OF HAZARDOUS MATERIALS. "Hazardous Materials" shall include any and all substances, product wastes, pollutants, materials, chemicals, contaminants, constituents or other materials which are or become listed, regulated or addressed under any Environmental Law, including, without limitation, oil, gasoline, kerosene or other petroleum distallants or products, dry cleaning solutions, asbestos, polychlorinated biphenyls (PCBs) and urea formaldehyde, radioactive materials, hazardous or toxic waste, or any other materials which may be classified as hazardous or toxic under any Environmental Laws or which could pose a hazard to the health and safety of any of the occupants or invitees of the Improvements.

     10.4 DEFINITION OF ENVIRONMENTAL LAWS. "Environmental Laws" shall include any and all federal, state and local laws, rules, regulations, ordinances, requirements, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters now in effect or as hereafter amended or enacted, including, without limitation, the Comprehensive, Environmental, Response, Compensation and Liability Act of 1980, 42 U.S.C. <section>9601 ET SEQ., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. <section>6901 ET SEQ., the Occupational Safety and Health Act, 29 U.S.C. <section>651 ET SEQ., the Clean Air Act, 42 U.S.C. 7402 ET SEQ., the Clean Water Act, 33 U.S.C. <section>1251 ET SEQ., the Toxic Substances Control Act 15 U.S.C. <section>2601 ET SEQ., the Hazardous Materials Transportation Act, 49 U.S.C. <section>1851, ET SEQ., Superfund Amendments and Reauthorization Act of 1986, and Sections 17-17-1, 29-13-1, 39-7-1, 49-17-1, 49-17-29, 49-29-42, 49-17-43, 49-27-1, 51-3-1, 49-
5-1 and 57-15-1 of the Mississippi Code, and any and all federal, state or local environmental clean up programs and laws and U.S. Department of
Transportation   regulations,   and   all  similar  laws,   regulations   or
requirements of any governmental authority or agency having jurisdiction over any of the parties hereto or any of their affiliates or any of their properties or assets which may be stored or used in connection with the Equipment, including, without limitation, the use, handling, transportation, production, generation, disposal, discharge or storage of any Hazardous Materials. All as may be amended or superseded from time to time and including any subsequent codifications thereof in different sections or acts.

                                 ARTICLE 11
                          SURRENDER; HOLDING OVER

     11.1  SURRENDER.   On  the  last  day  of  the  Term or upon the earlier
termination of this Lease, Lessee shall peaceably and quietly surrender the Equipment to Lessor, in good order, repair and condition at least equal to the condition when delivered to Lessee, excepting only fair wear and tear
resulting  from  normal  use.   Prior  to  the surrender of the Equipment to
Lessor, Lessee, at its sole cost and expense, shall remove all liens and other encumbrances which may have resulted from the acts or omissions of Lessee. If Lessee fails to do any of the foregoing, Lessor, in addition to other remedies available to it at law or in equity, may, without notice, enter upon, reenter, possess and repossess itself thereof, by force, summary proceedings, ejectment, or otherwise, and may dispossess and remove Lessee and all persons and property from the Equipment; and Lessee waives any and all damages or claims for damages as a result thereof. Such dispossession and removal of Lessee shall not constitute a waiver by Lessor of any claims by Lessor against Lessee.

     11.2  HOLDING  OVER.   If  Lessee  does  not surrender possession of the
Equipment at the end of the Term or upon the earlier termination of this Lease, at the election of Lessor, Lessee shall be a tenant-at-sufferance of Lessor and the Rent and other payments due during the period of such holdover, shall be two times (2x) the Rent in effect immediately prior to the end of the Term or termination of this Lease.

                                 ARTICLE 12
                               MISCELLANEOUS

     12.1  NOTICES.   Each notice required or permitted to be given hereunder
by one party to the other shall be in writing with a statement therein to the effect that notice is given pursuant to this Lease, and the same shall be given and shall be deemed to have been delivered, served and given by United States registered or certified mail, return receipt requested, addressed to such party at the address provided for such party herein, by personal delivery, telecopy or other overnight delivery service which provide a receipt or other evidence of delivery. Any notices to Lessor shall be addressed and given to Lessor as follows:

Farm Fish, Inc.
Attention: _____________
100 West Woodrow Wilson Blvd.
Jackson, Mississippi 39213
Telephone Number: _____________
Telecopy Number: _____________

Any notices to Lessee shall be addressed and given to Lessee as follows:

___________________________
___________________________

___________________________

Telephone Number: _____________
Telecopy Number: _____________

     12.2  DEFAULT INTEREST.  From  and  after  the occurrence of an Event of
Default  hereunder,   past due payments of Base and/or  Additional  Rent  or
other past due monetary obligation hereunder shall bear interest, from and after the date the same become due and payable, at an annual rate of four
(4) percentage points above the prime rate of interest as announced from time to time by Trustmark National Bank or any successor thereof. Such interest shall continue to accrue until the obligations of Lessee with respect to the Event of Default have been cured in full. Each change in the prime rate shall simultaneously change the default rate hereunder.

     12.3  BINDING  EFFECT.   Notwithstanding  any provision of this Lease to
the contrary, the rights and obligations of the parties hereunder shall inure to the benefit of and be binding on the parties hereto and their respective successors, assigns, heirs, and legal representatives.

     12.4 MERGER OF ESTATES. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof, shall not work a merger, but shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of Lessee's interest in any or all such subleases or subtenancies.

     12.5  GOVERNING  LAW.   This Lease and the rights and obligations of the
parties hereto shall be governed, interpreted, construed and enforced in accordance with the laws of the State of Mississippi.

     12.6  SEVERABILITY.   The  determination that any one or more provisions
of his Lease is invalid, void, illegal or unenforceable shall not effect or invalidate the remainder. All obligations of either party requiring any performance after the expiration of the Term shall survive the expiration of such Term and shall be fully enforceable in accordance with those provisions pertaining thereto.

     12.7  CONSTRUCTION.   Section  titles are for convenient reference  only
and shall not be used to interpret, expand or limit the meaning of any provision of this Lease.

     12.8  ENTIRE  AGREEMENT.   No  oral  statements  or  prior  material not
specifically  incorporated  herein shall be of any force or effect.   Lessee
agrees that in entering into and taking this Lease, it relies solely upon the representations and agreements contained in this Lease and not others. This Lease, including the Exhibits which are attached hereto and made a part hereof for all purposes, constitutes the entire agreement of the parties and shall in no way be conditioned, modified or supplemented except by a written agreement executed by and delivered to both parties.

     12.9 ATTORNEYS FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Lease, the prevailing party, as ultimately determined by the appropriate court or authority, shall be entitled to reimbursement of its reasonable attorneys' fees, costs and
necessary   disbursements   incurred   in   connection   with  such  action,
arbitration, mediation or appeal
thereof in addition to any other relief to which it may be otherwise entitled either at law or in equity.

     12.10 NON-RECOURSE TO LESSOR. Notwithstanding any provision of this Lease to the contrary, Lessee hereby agrees that no personal or corporate liability of any kind or character whatsoever now attaches or at any time hereafter under any condition shall attach to Lessor for payment of any amounts payable under this Lease or for the performance of any obligation
under this  Lease.   The  exclusive  remedies  of  Lessee for the failure of
Lessor to perform any of its obligations under this Lease shall be to proceed against the interests of Lessor in and to the Equipment. This Lease shall be non-recourse to Lessor.

     12.11 BROKERAGE COMMISSIONS.   Lessor and Lessee represent to each other
that they have acted directly and independently with the other as principals and that neither Lessor nor Lessee have retained or authorized the services of any broker, real estate agent or finder with respect this Lease. Lessee agrees to indemnify and hold Lessor harmless from and against any and all claims, liabilities and obligations for any commission, finder's fee or any other compensation in connection with this Lease claimed by or through
Lessee.   Lessor  agrees  to  indemnify  and  hold  Lessee harmless from and against any and all claims, liabilities and obligations for any commission, finder's fee or other compensation in connection with this Lease claimed by or through Lessor. These mutual indemnifications shall survive expiration or termination of this Lease for any reason.

     12.12 SUBORDINATION/ESTOPPEL  CERTIFICATE.    The rights and interest of
Lessee under this Lease in and to the Equipment shall be subject and subordinate to any first deeds of trust, mortgages, and other security instruments and to all renewals, modifications, consolidations, replacements and extensions thereof ("Security Documents") heretofore or hereafter executed by Lessor covering the Equipment or any parts thereof, to the same extent as if the Security Documents had been executed, delivered and recorded prior to the execution of this Lease. After the delivery to Lessee of a notice from Lessor that it has entered into one or more Security Documents, then during the term of such Security Documents Lessee shall deliver the holder or holders of all Security Documents a copy of all notices to Lessor and shall grant to such holder or holders the right to cure all defaults, if any, of Lessor hereunder within the same time period provided in the Lease for such defaults by Lessor and, except with the prior written consent of the holder or holders of the Security Documents, shall not (i) amend this Lease, (ii) surrender or terminate this Lease except pursuant to a right to terminate expressly set forth in this Lease, or (iii) pay any rent more than one (1) month in advance or pay any Rent or other amounts payable hereunder other than in strict accordance with the terms hereof. The provisions of this Section 12.12 shall be self-operative and shall not require further agreement by Lessee; provided, however, at the request of Lessor, Lessee shall execute such further documents as may be reasonably required to evidence and set forth for the benefit of the holder
of   any   Security   Documents   the   obligations  of  Lessee   hereunder.
Contemporaneous with obtaining any such financings, Lessor shall use reasonable efforts to obtain a non-disturbance agreement with any lender providing Lessee the right to continue to occupy the Equipment pursuant to the terms of this Lease so long as no Event of Default exists. At any time and from time to time upon not less than ten (10) days' prior notice by Lessor, Lessee shall execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or expressly stating any such modifications and that the same are in full force and effect has modified), and stating to Lessee's knowledge, whether or not the Lessor or Lessee is in default under the terms and provisions of this Lease, and if so, specifying any such claimed default, it being intended that any such statement may be relied upon by any prospective purchaser, tenant, mortgagee or assignee of any mortgage relating to the Equipment or the Lessor's interest therein.

     12.13 FURTHER ASSURANCES.   Lessor and Lessee agree to take such further
action and execute such documents and instruments as may be reasonably required in order to more effectively carry out the terms of this Lease and the intention of the parties.

     IN WITNESS WHEREOF, this Lease is hereby executed as of the date first above set forth.

                              LESSOR:
                                     FARM FISH, INC.



                              By:     /S/ DAVE ROBISON
                              Name: Dave Robison
                              Title: Vice President


                              LESSEE:
                              H & S FISH FARMS, INC.


                              By:    /S/ WALTER WILLIAM HEIGLE III
                              Name: Walter William Heigle III
                              Title: President

                              H & S Fish Farm

                               Equipment List


1995 Chev 1GBHC34KX5E179617   Brown Feed Truck$10,000 each

1992 Chev 2GCFC19K9N1190027   Red Ex. Cab Truck$ 7,000 each

1989 Chev 1GCDC14K1KE159674   Red & White    $ 2,000 each

1990 Chev 1GTDC14KXL7544841   Blue           $ 2,000 each

#31  Case B510231B018041      685 Tractor    $ 4,000 each

#32  Case 351350RTW           685 Tractor    $ 4,000 each

#33  Case B510231B018436      685 Tractor    $ 4,000 each

#34  Case B510231B018414      685 Tractor    $ 4,000 each

     J D  4210RNCJJE09048601  4210 Tractor   $11,000 each

     Case JJE0033889          895 Tractor    $ 5,500 each

     Case JJE0008298          895 Tractor    $ 5,500 each

     J D  016319R             4240 Tractor   $ 7,500 each

12 Master Systems 10 Hp Paddle Wheels             $ 1,000 each

4 S & N 10 Hp Paddle Wheels                  $ 1,250 each

9 House 10 Hp Paddle Wheels                  $    400 each

5 Shop Made Sidewinder Paddle Wheels              $    300 each

All equipment listed above will be turned over now

At close they will receive 5 Shop Made Sidewinder
Paddle Wheels                                $   300 each

                      EXHIBIT 1.3 -SECURITY DOCUMENTS

Promissory Note

Deed of Trust and Security Agreement

Opinion Letter from Borrower's counsel

UCC-1 Financing Statement

Mortgagee Title Policy (to be provided at closing)

Prepared by:
Forman, Perry, Watkins, Krutz & Tardy, PLLC
Attn:  Steven M. Hendrix
12th Floor, One Jackson Place
Post Office Box 22608
Jackson, MS  39225-2608
(601) 960-8603

Indexing Instructions:
To the Chancery Clerk of Humphreys County, Mississippi:
The real property described herein is situated in the ____________ Quarter of Section ___, Township _________, Range _______ of Humphreys County, Mississippi.


                    DEED OF TRUST AND SECURITY AGREEMENT

     WHEREAS, H & S Fish Farms, Inc., a Mississippi corporation ("Grantor"), is indebted to Farm Fish, Inc., a Mississippi corporation ("Beneficiary"), as evidenced by that certain Promissory Note by Grantor as Maker of even date herewith ("Note"), payable to the Beneficiary or to its order in the principal amount of up to One Million Five Hundred Thousand and no/100 dollars ($1,500,000), together with interest thereon, with final payment being due on or before ______, 2010.

     NOW THEREFORE, KNOW ALL MEN, that the Grantor, in consideration of said debt and for other good and valuable consideration, receipt of which is hereby acknowledged, hereby grants, bargains, assigns, sells, conveys and warrants unto Steven M. Hendrix, an individual resident of the State of Mississippi (the "Trustee"), as Trustee for the benefit of the Beneficiary, all estate, right, title and interest of Grantor now owned or hereafter acquired in and to the following described real and personal property, with power of sale and right of entry and possession (hereinafter collectively referred to as the "Property");

A.    LAND:

     That certain parcel or lot of land located in Humphreys County, Mississippi which is more particularly described on EXHIBIT A attached hereto and incorporated herein by reference (the "Land") and all right, title and interest conveyed by Beneficiary to Grantor by that certain Special Warranty Deed of even date herewith relating to the Land.

B.    IMPROVEMENTS:

     All buildings and other improvements now located or hereafter erected on the Land or added thereto, together with all fixtures now or hereafter owned by the Grantor, or in which the Grantor has any interest, leasehold or otherwise, and placed in or upon the Land or the buildings or other improvements thereon (collectively, the "Improvements").

C.    EASEMENTS:

     All easements, bridges, rights of way, licenses, privileges, hereditaments and appurtenances belonging to or inuring to the benefit of the Land; all right, title and interest of the Grantor in and to the land lying within any street or roadway adjoining the Land; and all right, title and interest of the Grantor in and to any vacated or hereafter vacated streets or roads adjoining the Land (collectively, the "Easements").

D.    PERSONAL PROPERTY:

     All fixtures, machinery, equipment and other personal property of every kind, description and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or now or hereafter used or to be used in connection with any present or future operation thereof or construction thereon, and now owned or hereafter acquired by the Grantor, including, without in any way limiting the generality of the foregoing: any and all (i) heating, lighting, incinerating, refrigerating, ventilating, air conditioning, air cooling, lifting, fire extinguishing, plumbing, cleaning, communications and power equipment and apparatus; (ii) gas, water and electrical equipment and apparatus; and (iii) tractors, farming equipment, engines, pumps, motors, tanks, pumps, partitions, conduits, ducts and compressors, together with any renewals, replacements or additions of or to any of the above or substitutions therefor; it being understood and agreed that all such fixtures, machinery, apparatus, equipment and other personal property are a part of and are declared to be a portion of the security for the indebtedness hereby secured, whether physically attached to the Improvements or not (collectively, the "Personal Property").

E.    LEASES AND RENTS:

     All of the landlord's right, title and interest, owned by the Grantor, in and to all leases (which term, as used herein, shall include all occupancy agreements, licenses, concession agreements and all other agreements or tenancies, however denominated, affecting the occupancy of the Property, or any portion thereof) now or hereafter affecting or pertaining to the Property and the business operations conducted thereon, together with all of the rents, issues, benefits and profits derived from or relating to the Property (collectively, the "Operating Leases").

F.    RECORDS:

     A security interest in and to all of the records and books of account now or hereafter maintained by the Grantor in connection with the operation of the Property.

G.    NAME AND GOODWILL:

     The right, if any, in the event of foreclosure hereunder of the Property, to take and use any name under which the Property is then being operated (alone or in any variation thereof or in combination with other words), together with the goodwill of the Grantor in connection therewith.

H.    PROCEEDS AWARDS AND OTHER MONEYS:

     A security interest in all proceeds paid for any damage or loss to the Property or any part thereof, all award and insurance claims, including interest, in connection with any condemnation or other taking of the Property, or any part thereof, or for conveyance in lieu thereof, and all other moneys which may from time to time become subject to the lien hereof, whether by conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims or otherwise (collectively, the "Proceeds").

I.    REPLACEMENTS AND SUBSTITUTIONS:

     All of the Grantor's right, title and interest in and to all replacements, substitutions, additions and proceeds of or to any or all of the foregoing.

     TO HAVE AND TO HOLD unto the Trustee in trust for the use, benefit and behalf of the Beneficiary, forever.

     SUBJECT, HOWEVER, to those certain liens, encumbrances and other matters set forth on EXHIBIT B attached hereto and made a part hereof (collectively, the "Permitted Exceptions").

This conveyance is made to secure:

     (i) Payment of the indebtedness of the Grantor to the Beneficiary evidenced by that certain Asset Purchase Agreement between Grantor as Buyer and Beneficiary as Seller dated July __, 2000 ("Purchase Agreement") and the Note, together with interest on said indebtedness at the rate specified therein, or any other promissory note made and delivered by the Grantor to the Beneficiary in substitution, extension or replacement therefor, whether of the same amount or otherwise, which Purchase Agreement, Note and any substitute, extension or replacement note or notes and any amendment or modification thereof from time to time shall be hereinafter referred to as the "Obligations";

     (ii) Payment, performance and observance by the Grantor of each and every covenant, condition and obligation contained in the Obligations, this Deed of Trust and/or any other document or instrument now or hereafter evidencing or securing the indebtedness evidenced by the Obligations, or executed or delivered in connection therewith (all of such documents and instruments, as amended, modified and supplemented from time to time, being hereinafter collectively referred to as the "Loan Documents");

     (iii) Payment, performance and observance by the Grantor of each and every covenant, condition and obligation contained in the Purchase Agreement and all Operating Leases; and

     (iv) Payment by the Grantor to the Beneficiary of all future or additional advances which the Beneficiary may make to the Grantor from time to time pursuant to any term or provision of this Deed of Trust or with respect to the Obligations, the Operating Leases or the Loan Documents.

     The Grantor warrants that the Grantor has good and marketable title to the Property, and is lawfully seized and possessed of the Property and every part thereof, and has the right to convey and encumber the same; the Property is unencumbered except for the Permitted Exceptions; and the Grantor will forever warrant and defend the title to the Property unto the Trustee and the Beneficiary against the claims of all persons whomsoever except as to the Permitted Exceptions.

     This Deed of Trust is a deed of trust and security agreement pursuant to the laws of the State of Mississippi governing deeds of trust and security agreements and is not a mortgage.

     The Grantor hereby further covenants and agrees with the Beneficiary to pay, perform or observe, as the case may be, all of the following additional covenants and agreements:

                                 ARTICLE 1
                         PERFORMANCE OF OBLIGATIONS

     1.1 The Grantor shall pay all indebtedness hereby secured at the time or times and in the manner provided herein or in the Obligations, and shall pay, as and when the same respectively become due and payable, all premiums for insurance maintained on the Property and all reasonable expenses of repair to the Property.

     1.2 The Grantor shall promptly and fully keep, perform and comply with all the terms, provisions, covenants and conditions imposed upon the Grantor hereunder, under the Obligations, the Purchase Agreement, the Operating Leases and/or under any of the other Loan Documents.

     1.3  The Grantor shall promptly:

          (i) perform and observe all of the covenants and agreements required to be performed and observed by the Grantor under the Purchase Agreement and do all things necessary to preserve and to keep unimpaired its rights thereunder; and

          (ii) notify the Beneficiary of any default by the Grantor under the Purchase Agreement or the Loan Documents in the performance or observance of any of the covenants or agreements on the part of the Grantor to be performed or observed thereunder.

     1.4 Grantor warrants and agrees that there is no prior mortgage, deed of trust, financing statement, security agreement, encumbrance, lien or any other document covering the Property, or any part thereof, on file, recorded or in effect in any public office except as set forth in EXHIBIT B and agrees that the Property shall be kept free from any other lien, security interest or encumbrance except as expressly permitted hereunder.

     1.5 Grantor shall give the Beneficiary prompt notice of the commencement of any pending or threatened litigation, arbitration or appraisal proceeding relating to the Property. The Beneficiary shall have the right to intervene and participate in any such proceeding and the Grantor shall confer with the Beneficiary and its attorneys and experts and cooperate with them to the extent the Beneficiary deems reasonably necessary for the protection of the Beneficiary. Upon the request of the Beneficiary, the Grantor shall exercise all rights of arbitration or appraisal conferred upon it. If at any time any such proceeding shall be commenced, the Grantor shall be in default in the performance or observance of any covenant or agreement contained in the Loan Documents, on the part of the Grantor to be performed or observed, beyond any applicable grace period, the Beneficiary shall have, and is hereby granted, the sole and exclusive right to designate and appoint on behalf of the Grantor the arbitrator(s) or appraiser(s) in such proceeding.

     1.6 Grantor shall appear in and defend any action or proceeding affecting or purporting to affect the security of this Deed of Trust, any additional or other security for any of the Obligations secured hereby, or the interest, rights, powers or duties of the Trustee or Beneficiary created hereunder; it being agreed, however, that in the case of an action or proceeding against the Trustee or Beneficiary, the Trustee or Beneficiary, at their option, may appear in and defend any such action or proceeding; it being further agreed that the Trustee may commence any action or proceeding deemed necessary by him to perfect, maintain or protect such interest, rights, powers or duties, all in such manner and to such extent as seen fit, and, after reasonable notice to Grantor and the failure of Grantor to fully comply therewith, the Trustee is authorized to pay, purchase or compromise on behalf of Grantor any encumbrance or claim which in his reasonable judgment appears or purports to affect the security hereof or to be superior hereto, and to pay all costs and expenses, including costs of evidence of title and attorneys' fees in a reasonable sum, in any above-described action or proceeding in which Beneficiary or the Trustee may appear.

     1.7 Without affecting the liability of any other person liable for the payment of the Obligations and without affecting the lien or charge of this Deed of Trust upon any property not then or theretofore released as security for the full amount of the Obligations, the Trustee may, upon written request by Beneficiary, from time to time, and without notice to Grantor, release any person or guarantor, if any, extend the maturity or alter any of the terms of any such obligation or grant other indulgences, release or reconvey, or cause to be released or reconveyed, any portion or all of the Property described herein, take or release any other or additional security for any obligation herein mentioned, or make compromises or other arrangements with persons in relation thereto; and if the Trustee at any time holds any additional security for any obligations secured hereby, he may enforce the sale thereof or otherwise realize upon the same at his option, either before or concurrently herewith or after a sale is made hereunder.

     1.8 Grantor shall at all times maintain a net worth or shareholder's equity in an amount of at least $300,000.00 determined in accordance with generally accepted accounting principles applied on a consistent basis.

                                 ARTICLE 2
                       WARRANTIES AND REPRESENTATIONS

     Grantor hereby warrants and represents to Beneficiary that;

     2.1 The execution delivery and performance by Grantor of this Deed of Trust will not violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the Property, except as contemplated by the provisions of this Deed of Trust. This Deed of Trust constitutes the legal, valid and binding obligations of Grantor, and Grantor has full and lawful authority to bargain, grant, sell, mortgage, assign, transfer and convey all of the Property. Grantor is a Mississippi corporation, duly organized, validly existing and in good standing in the laws of the State of Mississippi. Grantor has full corporate authority and power to execute and deliver the Loan Documents, and perform the obligations thereunder. The Loan Documents were duly authorized, executed, and delivered by Grantor, with power requisite for corporate actions, and are valid and binding obligations of Grantor, and enforceable in accordance with their respective terms.

     2.2 Grantor has good and indefeasible fee simple title to the Land and the Improvements, and good and indefeasible title to the Fixtures and Personalty, Leases and Rents, if any, free and clear of any liens, charges, encumbrances, security interests and adverse claims whatsoever, except only to the express limited extent of the Permitted Encumbrances. This Deed of Trust, when filed, constitutes a valid, subsisting, first and prior lien deed of trust on the Land, Improvements and Fixtures and a valid, subsisting prior security interest in and to the Personalty, Leases and Rents, all in accordance with the terms hereof, subject to the Permitted Encumbrances.

     2.3 Grantor has filed all federal, state, county, municipal and city income and other tax returns required to have been filed, and paid all tax returns required to have been filed by them and paid all taxes which have become due pursuant to such returns or pursuant to any assessments received by it, and Grantor does not know of any basis for any additional assessment in respect of any such taxes. Grantor has paid, or will pay in full (except for such retainages as may be permitted or required by any Legal Requirements to be withheld by Grantor pending completion of the Improvements), all sums owing, if any, or claimed for labor, material, supplies, personal property (whether or not constituting a Fixture hereunder) and services of every kind and character used, furnished or installed in the Property and no claim for same currently exists or will be permitted to become past due.

     2.4 There are no actions, suits or proceedings pending or, threatened against or affecting Grantor, the Property involving the validity or enforceability of this Deed of Trust or the priority of the lien and security interest hereof, and no event has occurred which will violate, be in conflict with, result in the breach of, or constitute (with due notice or lapse of time, or both) a default under any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the Property other than the lien and security interests created by the Loan Documents.

                                 ARTICLE 3
             ASSIGNMENT OF CONTRACTS, LEASES, RENTS AND PERMITS

     3.1 The Grantor, as additional security, hereby assigns, sets over and transfers to the Beneficiary all leases, licenses, delivery rights, processing or concession agreements, and all other tenancy agreements and all of the rents, issues and profits relating to the Property.

     3.2 The Grantor, as additional security, hereby assigns, sets over and transfers to the Beneficiary all licenses, permits and all other public or governmental approvals necessary to operate the Property for its intended use.

                                 ARTICLE 4
                                 INSURANCE

     4.1 The Grantor shall keep the Improvements constantly and satisfactorily insured against loss by fire, earthquake, flood (if applicable and available) and the risks covered under an "all risks" policy, including Extended Coverage and Special Extended Coverage Endorsements, and against explosion of boilers, heating apparatus and other pressure vessels, and such other hazards, casualties and contingencies as the Beneficiary shall from time to time require, in an amount not less than one hundred percent (100%) of the replacement cost of the Improvements (and the contents thereof, to the extent owned by the Grantor), and in any event in an amount sufficient to prevent the Grantor from being a co-insurer with respect to any loss, said coverage to be endorsed with a Replacement Cost Endorsement (the amount to be reviewed annually and increased if necessary so as to provide coverage at all times in an amount necessary to restore the Improvements (and contents) to the condition existing just prior to destruction or damage).

     4.2 The Grantor, during the term of this Deed of Trust, agrees to keep in force and effect a policy of comprehensive public liability insurance and (if relevant) elevator insurance, against claims for bodily injury, death or property damage occurring upon, in or about the Improvements, or any vault space or sidewalk adjoining the Property or any area or passageway adjacent to the Property under the control of the Grantor, in which the primary limits of liability for personal injury shall not be less than Five Hundred Thousand Dollars ($500,000) per person and One Million Five Hundred Thousand Dollars ($1,500,000) per occurrence and in which the primary limits of liability for property damage shall not be less than Five Hundred Thousand Dollars ($500,000) per occurrence with "Umbrella" coverage of One Million Five Hundred Thousand Dollars ($1,500,000) aggregate per policy per year. The Grantor agrees to increase the limits of such liability insurance to such higher amounts as the Beneficiary may from time to time reasonably require.

     4.3 All such insurance shall be evidenced by valid and enforceable policies in form and substance acceptable to the Beneficiary and shall be made payable to the Beneficiary by means of a standard noncontributory mortgagee clause in favor of and in form acceptable to the Beneficiary, and in the case of liability coverage, shall name the Beneficiary as additional insured. Either the originals of all such policies or a certificate from the insurer setting forth the limits of the insurance coverage (to which certificate shall be attached a copy of the appropriate policy or policies) shall be delivered to the Beneficiary concurrently with the execution and delivery of this Deed of Trust, and thereafter all renewal or replacement policies shall be delivered to the Beneficiary not less than twenty (20) days prior to the expiration date of the policy to be renewed or replaced, accompanied, if requested by the Beneficiary, by evidence satisfactory to the Beneficiary that all premiums payable with respect to such policies have been paid in full by the Grantor.

     4.4 All such insurance policies shall (i) contain an endorsement requiring thirty (30) days written notice to the Beneficiary prior to cancellation or change in the coverage, scope or amount of any such policy or policies, and (ii) provide that any loss shall be payable to the Beneficiary notwithstanding any act or negligence of the Grantor which might otherwise result in a forfeiture of said insurance.

     4.5 The Grantor may effect for the Grantor's own account any insurance not required under the provisions of this Deed of Trust, but any insurance effected by the Grantor on the Property, whether or not required under this Deed of Trust, shall be subject to all other provisions of this Deed of Trust.

     4.6 The Grantor shall have the right of free choice in the selection of the agent or insurer through or by which the insurance required hereunder is to be placed; PROVIDED, HOWEVER, said insurer is authorized to write such insurance in the State of Mississippi, has a licensed resident agent in said State and has, at all times while this Deed of Trust is in effect, a general policyholder's rating of A or A+ in Best's latest rating guide. Such insurance shall not be "blanketed" with any insurance on property other than the Property without the consent of the Beneficiary, which consent shall not be unreasonably withheld, conditioned or delayed.

     4.7 The Beneficiary shall have the right and is hereby irrevocably constituted and appointed the true and lawful attorney in fact of the Grantor, coupled with an interest and with full power of substitution, delegation and revocation, in the name and stead of the Grantor, but in the uncontrolled discretion of said attorney, (i) to demand, adjust, sue for, compromise and collect any amounts due under such insurance policies in the event of loss, and (ii) to give releases for any and all amounts received in settlement of losses under such policies.

     4.8 Any amounts so received shall, at the Beneficiary's option, be applied, after first deducting the costs of collection, to the payment of the indebtedness secured hereby, whether or not then due, or to reimbursement of any taxes, payments in lieu of taxes, assessments, charges, insurance premiums or other obligations paid by the Beneficiary pursuant hereto, or, notwithstanding the claims of any subsequent lienor, amounts so received with respect to casualty loss may be used or paid over to the Grantor for use in repairing or replacing damaged buildings and improvements on the Property. If the Beneficiary elects to permit the use of casualty insurance proceeds for repair and replacement of damaged buildings and improvements (and, except in the last year of the term of the Obligations, when no such election shall be required of the Beneficiary, the Beneficiary shall so elect if no Event of Default then exists hereunder unless the Beneficiary, in the Beneficiary's reasonable discretion, determines that such repair and replacement would materially jeopardize the value of the Beneficiary's Deed of Trust lien or security interest hereunder), then the amounts payable to the Beneficiary pursuant to this Article, or so much thereof as may be required for such purpose, shall be paid out from time to time as the work of repair or replacement progresses, upon such architects' certificates or other certificates, including certificates from title insurance companies, as the Beneficiary may from time to time require, with respect to the cost of such repair or replacement and the status of title to the Property: PROVIDED, HOWEVER, the Beneficiary shall not be required to release or pay any portion of such proceeds unless (i) the Grantor shall first furnish additional funds, if necessary, from sources other than the net amount of such proceeds which, together with said proceeds, shall be sufficient to cover the cost of repair or replacement as established by the certificate of an architect or engineer employed by the Grantor and approved by the Beneficiary at the Grantor's expense; (ii) in the determination of the architect or engineer so employed, such repair or replacement may be effected within a period of six (6) months or less; and (iii) such repair or replacement shall be effected promptly and in accordance with plans and specifications submitted to and approved by the Beneficiary (which approval shall not be unreasonably withheld, conditioned or delayed) and diligently pursued to completion. The Beneficiary shall at no time whatever, whether in possession of the Property or not, have any obligation to advance or make funds other than said proceeds available for the repair or replacement of the Property.

                                 ARTICLE 5
                              PAYMENT OF TAXES

     5.1 The Grantor shall promptly pay, at least ten (10) days before they are due, all taxes, assessments, water and sewer charges and all other charges of whatever nature which may at any time be assessed against, levied upon or constitute a lien on, the whole or any portion of the Property and any tax assessed against the Beneficiary with respect to this Deed of Trust or the indebtedness hereby secured, whether under statutes now in force or that may hereafter be enacted; and the Grantor shall promptly pay, when due, all other taxes (including corporate taxes, personal property taxes and payments in lieu of taxes), assessments or charges that might become a lien prior to this Deed of Trust or that might have priority in distribution of the proceeds of a judicial sale.

     5.2 Upon (i) the passage of any law imposing the payment of all or any part of the foregoing upon the Beneficiary, (ii) the rendering of a decision by any appellate court of competent jurisdiction that the undertaking by the Grantor or any similar undertaking to pay such taxes, assessments and/or charges is legally inoperative or (iii) the changing in any way of the laws concerning the taxation of deeds of trust or debts secured by deeds of trust for state or local purposes or the manner of the collection of any such taxes, so as to detrimentally affect the Beneficiary or the validity or priority of this Deed of Trust, then the indebtedness hereby secured without deduction shall, at the option of the Beneficiary, upon thirty (30) days' written notice to the Grantor, become immediately due and payable, notwithstanding anything contained in this Deed of Trust or any law heretofore or hereafter enacted; PROVIDED, HOWEVER, in the case of (i) above that if in the opinion of the Beneficiary's counsel it be lawful in all respects for the Grantor to pay such taxes, assessments or charges imposed under any such future law or reimburse the Beneficiary therefor (and the same will not amount to an exaction of interest in excess of the highest rate permitted by law) and the Grantor lawfully makes payment thereof or reimburses the Beneficiary therefor, then the unpaid balance of the indebtedness hereby secured shall not be so accelerated on account of the matters hereinabove set forth. The Grantor shall not suffer or permit any such taxes, assessments or charges on the Property to become or remain delinquent or permit any part thereof or any interest therein to be sold for any such taxes, assessments or charges; and further shall furnish to the Beneficiary, in each instance prior to the date when they would become delinquent, certificates or receipts of the proper officer showing full payment of all taxes, assessments and charges.

     5.3 Notwithstanding the foregoing provisions of this Article, the Grantor shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment or charge so long as the validity thereof shall be contested diligently and in good faith by appropriate proceedings and with counsel reasonably satisfactory to the Beneficiary, and so long as the Grantor shall at all times have deposited with the Beneficiary, or posted a bond satisfactory to the Beneficiary in, a sum equal to the amount being so contested (including the amount of any fine, penalty, further interest or cost that may become due thereon during such contest); PROVIDED, HOWEVER, that payment in full with respect to any such tax, assessment or charge shall be made not less than twenty (20) days before the first date upon which the Property, or any portion thereof, may be seized and sold in satisfaction thereof.

                                 ARTICLE 6
                              PAYMENT OF LIENS

     6.1 The Grantor shall pay, when the same shall become due and payable, all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a lien on the Property or any part thereof.

     6.2 Notwithstanding the foregoing provisions of this Article, the Grantor shall not be required to pay and discharge or cause to be paid and discharged any such claim so long as the validity thereof shall be contested diligently and in good faith by appropriate proceedings and with counsel reasonably satisfactory to the Beneficiary, and so long as the Grantor shall at all times have deposited with the Beneficiary, or posted a bond satisfactory to the Beneficiary in, a sum equal to the amount being so contested (including the amount of any fine, penalty, further interest or cost that may become due thereon during such contest); PROVIDED, HOWEVER, that payment in full with respect to any such claim shall be made not less than twenty (20) days before the first date upon which the Property, or any portion thereof, may be seized and sold in satisfaction thereof.

                                 ARTICLE 7
       BENEFICIARY'S RIGHT TO PAY INSURANCE CHARGES, TAXES AND LIENS

     If the Grantor fails to insure the Property, or to pay and furnish receipts for all taxes, assessments and other charges, or to pay for all labor and materials, all as provided herein, the Beneficiary may, at the Beneficiary's option and upon ten (10) days written notice to the Grantor (or upon such lesser notice, or without notice, if the Beneficiary deems that the same is required to protect the Beneficiary's interest in the Property): procure such insurance; pay such taxes, assessments and charges and any penalty and interest thereon; redeem the Property or any part thereof from any tax sale or procure such receipts; and/or pay for such labor and materials; and the Grantor shall immediately pay to the Beneficiary all sums which the Beneficiary shall have so paid, together with interest thereon at the highest rate then prevailing under the terms of the Obligations for overdue payments of principal from the date the same was paid, and for payment thereof, this Deed of Trust shall stand as security in like manner and effect as for the payment of the indebtedness evidenced by the Obligations. The failure of the Beneficiary to procure such insurance, to pay such taxes, assessments and charges, to redeem the Property or any part thereof from any tax sale, and/or to pay for labor and materials, shall in no way render the Beneficiary liable to the Grantor. If the Beneficiary shall elect to advance insurance premiums, taxes, assessments or charges, redeem from tax sale, and/or pay for labor or materials, the receipt of the insurance company, the proper tax official or supplier shall, in the absence of manifest error, be conclusive evidence of the amount, validity and the fact of payment thereof.

                                 ARTICLE 8

                         INSURANCE AND TAX DEPOSITS

     The Beneficiary may, at any time, upon ten (10) days written notice to the Grantor, require the Grantor to pay to the Beneficiary funds sufficient to pay the aforesaid taxes, assessments, water and sewer charges and all other charges upon the Property in full when due and require payment on the first day of each calendar month a sum (hereinafter referred to as the "DEPOSITED FUNDS") equal to (i) one-twelfth (1/12) of the aforesaid annual taxes, assessments, water and sewer charges and all other charges upon the Property and/or upon the Beneficiary with respect to the Property (for the purposes of this Article, collectively referred to as the "taxes") and (ii) one twelfth (1/12) of the annual premiums for the insurance required hereunder to be maintained on the Property, the respective amounts of such taxes and premiums to be reasonably estimated from time to time by the Beneficiary. The Beneficiary shall apply the Deposited Funds to the payment of such taxes and premiums and shall render an annual accounting to the Grantor of all disbursements of the Deposited Funds. Although each such monthly payment of the Deposited Funds is to be in a lump sum, each component thereof shall be deemed to be held separately by the Beneficiary for, and shall be applied only to, the particular item for which it was paid over by the Grantor, unless the Beneficiary, in the Beneficiary's sole discretion, elects otherwise. If at any time prior to the due date of any particular item for which funds are deposited hereunder, the Beneficiary reasonably estimates that there shall not be deposited with the Beneficiary one month prior to such due date a sum sufficient for the payment of such item in full, the Grantor shall, upon demand, pay the amount of such deficiency to the Beneficiary notwithstanding that there may already be deposited with the Beneficiary sums for the payment of other items which are not yet due. If the amount of the Deposited Funds shall exceed the amount necessary to pay such taxes and premiums for the then current year, such excess shall be credited against future monthly deposits required hereunder. No interest shall be paid on the Deposited Funds, and the Deposited Funds may be commingled with the Beneficiary's general funds. Upon payment in full of all sums secured by this Deed of Trust, any excess Deposited Funds shall be refunded to the Grantor. Upon the occurrence of an Event of Default hereunder, the Beneficiary may apply against the indebtedness secured hereby, in such manner as the Beneficiary may determine, any of the Deposited Funds then held by the Beneficiary.

                                 ARTICLE 9
                           MAINTENANCE AND REPAIR

     9.1 The Grantor shall at all times keep and maintain the Property, including all Improvements and Personal Property now or hereafter installed or located thereon or used in connection therewith, in sound condition and repair, including, without limitation, the ponds and levee system. The Personal Property only is subject to ordinary wear and tear.

     9.2 The Grantor shall not: permit any strip or waste of the Property; permit any impairment or deterioration of the Property other than ordinary wear and tear; permit the violation of any law, ordinance or governmental regulation affecting the same or the use thereof; permit any conditions to exist which would wholly or partially invalidate any insurance on the Property; or permit anything to be done to the Property that might materially diminish the value thereof.

     9.3 Upon prior reasonable notice, the Grantor shall permit the Beneficiary, and the Beneficiary's officers, agents and servants, reasonable access to the Property at all reasonable times to view and inspect the same.

     9.4 The Grantor shall, within thirty (30) days after demand by the Beneficiary (or immediately upon demand in case of emergency), make such repairs, replacements, renewals or additions, or perform such items of maintenance to the Property as the Beneficiary may reasonably require in order to maintain the Property at the standards required by this Article; PROVIDED, HOWEVER, that if such required action cannot reasonably be completed within the time herein provided, then if the Grantor shall so notify the Beneficiary and immediately commence and carry out such action in a prompt and diligent manner, the time for completion thereof shall be extended to the period of time necessary to complete the same in a prompt and diligent manner.

                                 ARTICLE 10
                             BOOKS AND RECORDS

     10.1 Grantor shall maintain full and accurate books of account and other records reflecting the results of its operations, and will furnish, or cause to be furnished to Beneficiary, on or before ninety (90) days after the end of each calendar year: (a) a certified statement of Grantor's assets and liabilities; and (b) an operating statement, in such detail as Beneficiary may reasonably require, which accurately, fairly and separately presents Grantor's books of account and records relating to the Property, including, but not limited to, a detailed current rent roll, and gross income and expenses, all of which shall be maintained and made available to Beneficiary and Beneficiary's representatives upon request for such purpose on the Property, or at such other location as Beneficiary may approve. All prepared in accordance with generally accepted accounting principles applied on a consistent basis. Grantor shall also furnish to Beneficiary, and Beneficiary shall be entitled to receive from Grantor, upon request, such other financial information relating to Grantor and/or the Property as Beneficiary may reasonably request from time to time.

                                 ARTICLE 11
                                CONDEMNATION

     11.1 Forthwith upon the receipt by the Grantor of notice of the initiation of any proceeding or negotiations for the taking of the Property, or any part thereof, in condemnation or by the exercise of the power of eminent domain, the Grantor shall give notice thereof to the Beneficiary. The Beneficiary may appear in any such proceeding and participate in any such negotiations and may be represented therein by counsel of the Beneficiary's choice, all at the

Grantor's cost and expense, and whether or not the Beneficiary shall become a party to any such proceeding or negotiations, the Grantor shall promptly give to the Beneficiary copies of all notices, pleadings, judgments, determinations and other papers received by the Grantor therein. The Grantor shall not enter into any agreement consenting to or acquiescing in the taking of the Property, or any part thereof, by any governmental agency or instrumentality, or other person or legal entity authorized to acquire the same in condemnation or by eminent domain unless the Beneficiary shall have first consented thereto in writing.

     11.2 Any award whether paid as a result of a negotiated settlement or judgment, shall be paid to the Beneficiary to the extent of the indebtedness secured hereby (the Grantor hereby assigning such award to the Beneficiary), and the Beneficiary is hereby irrevocably constituted and appointed the true and lawful attorney in fact, coupled with an interest and with full power of substitution, delegation, and revocation, of the Grantor for such purpose and as such is duly authorized and empowered to collect and receive the total amount of such award for the benefit of the Grantor, including interest, and to give proper receipts and acquittances therefor.

     11.3 If all or substantially all of the Property shall be taken by condemnation or otherwise as a result of the exercise of such power, the whole of the principal sum and accrued unpaid interest evidenced by the Obligations and secured by this Deed of Trust, together with all other amounts, if any, then secured hereby, shall forthwith become due and payable, at the option of the Beneficiary, and all awards paid or payable to the Grantor on account of such taking shall be applied to the payment and discharge of the indebtedness secured hereby, such application to be in the following order of priority: (i) payment of all amounts (except principal and interest) due and payable hereunder or under any of the other Loan Documents; (ii) payment of accrued interest under the Obligations; and (iii) payment of unpaid principal under the Obligations. To the extent that such award or awards exceed the amount required to pay in full the principal and interest under the Obligations and all other sums and charges then secured hereby, the Beneficiary shall pay over to the person or persons legally entitled thereto the amount of such excess; PROVIDED, HOWEVER, that until the actual vesting of title in the condemning authority in such proceeding or pursuant to any agreement in lieu or in settlement thereof, the obligations of the Grantor to perform the terms, covenants and conditions of this Deed of Trust shall continue unimpaired. In no event shall the Beneficiary be required to satisfy or discharge this Deed of Trust until the principal, interest and all other sums and charges secured hereby are paid in full.

     11.4 In the event of a taking of less than all or substantially all of the Property, in condemnation or by eminent domain, or by agreement or conveyance in lieu thereof, all awards payable to the Grantor as a result of such taking shall forthwith be paid to the Beneficiary, to be applied by the Beneficiary as follows:

          11.4.1 The Grantor shall promptly, at the Grantor's own expense, repair, restore and alter the Property to the extent required as a result of such taking, or any damage occasioned thereby, so that the Property shall thereafter constitute a complete architectural unit. If such repair, restoration and alteration is commenced promptly, then the award payable to the Beneficiary pursuant to this Section, or so much thereof as may be required for such purpose, shall be paid out from time to time as the work of restoration progresses upon such architects'
certificates or other certificates, including certificates from title insurance companies, as the Beneficiary may from time to time reasonably require with respect to the cost of such restoration and the status of title to the Property; PROVIDED, HOWEVER, the Beneficiary shall not be required to release or pay any portion of such award unless (i) the Grantor shall first furnish additional funds, if necessary, from sources other than the net proceeds of such awards which, together with said proceeds, shall be sufficient to cover the cost of restoration as established by the certificate of an architect or engineer employed by the Grantor and approved by the Beneficiary at the Grantor's expense; (ii) in the determination of the architect or engineer so employed, such restoration may be effected within six (6) months and (iii) such restoration shall be effected promptly and in accordance with plans and specifications submitted to and approved by the Beneficiary, which approval shall not be unreasonably withheld, conditioned or delayed, and diligently pursued to completion. The Beneficiary shall at no time whatever, whether in possession of the Property or not, have any obligation to advance or make funds other than said net proceeds available for the restoration of the Property.

          11.4.2 To the extent that the net proceeds of such awards exceed the cost of repair or restoration, such excess shall be applied by the Beneficiary in accordance with Section 14.3 hereof.

          11.4.3 Anything to the contrary herein contained notwithstanding, if (i) at any time, an Event of Default shall have occurred and then be continuing, or (ii) the Grantor does not promptly commence and diligently pursue any such repair or restoration to completion in accordance herewith, the total amount of such award shall be applied in accordance with Section
11.3 hereof.

     11.5 As used in this Article, taking of "all or substantially all" of the Property shall mean a taking of so much as, in the reasonable determination of the Beneficiary, leaves a balance which is not the economic equivalent of the Property as it existed immediately prior to such taking.

                                 ARTICLE 12
                            JUNIOR INDEBTEDNESS

     12.1 Grantor will not, without the prior written consent of Beneficiary and which consent may be withheld in its sole and absolute discretion, create, place, suffer or permit to be created or placed or, through any act or failure to act, acquiesce in the placing of or allow to remain, any mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge on, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens of the Loan Documents with respect to the Property. Grantor shall pay all indebtedness secured by any deed of trust creating a junior and subordinate lien (if any) on the whole or any part of the Property and perform all covenants, terms and conditions contained in any such deed of trust on the part of the Grantor to be performed and observed, all within the periods provided for payment, performance and observance in any such deed of trust, thereby preventing an event of default from occurring thereunder.

     12.2 If the Grantor fails to pay an installment of principal or interest or any other amount due on or under any indebtedness secured by a junior and subordinate deed of trust on the Property when the same becomes due and payable, the Beneficiary may pay the same, and the Grantor on demand shall repay the amount so paid with interest at the highest rate then prevailing under the terms of the Obligations for overdue payments of principal, and the same shall be added to the indebtedness secured hereby.

                                 ARTICLE 13
                           GOVERNMENT REGULATIONS

     The Grantor shall promptly comply with all present and future laws, ordinances, rules, regulations, directives and other requirements of all governmental authorities whatsoever having jurisdiction over the Property or the use or occupation thereof; PROVIDED, HOWEVER, that the Grantor may postpone such compliance (provided such non-compliance shall not (i) subject the Beneficiary to liability or criminal prosecution or any other penalty,
(ii) jeopardize the safety or condition of the Property, or (iii) constitute a default by the Grantor under any lease, license, concession, occupancy or other tenancy agreement) if and so long as the validity or legality of any such governmental requirement shall be contested by the Grantor diligently and in good faith by appropriate legal proceedings and with counsel reasonably satisfactory to the Beneficiary, and so long as the Grantor shall at all times have deposited with the Beneficiary, or posted a bond satisfactory to the Beneficiary in, a sum equal to the liability, if any, in question with respect to such requirement (including the amount of any fine, penalty, further interest or cost that may become due thereon by reason of such contest).

                                 ARTICLE 14
            TRANSFER OF INTEREST IN PROPERTY, THE GRANTOR, ETC.

     Grantor shall not suffer or permit any sale, conveyance, mortgage, pledge, hypothecation, encumbrance, lease, assignment or other transfer of the Property or any portion thereof or any interest therein directly or indirectly without in each instance obtaining the prior written consent of the Beneficiary which may be withheld in its sole and absolute discretion. Grantor shall not suffer or permit any sale, conveyance, mortgage, pledge, hypothecation, encumbrance, lease, assignment or other transfer of more than 10% of the shareholder interests of Grantor, which shall not prevent a transfer by a shareholder of Grantor of all or part of his interest in Grantor to said shareholder's spouse, children or immediate family members by a testamentary transfer or transfer to inter-vivos trust for the benefit of such family members.

                                 ARTICLE 15
                        IMPAIRMENT OF DEED OF TRUST

     The Grantor shall not do or suffer any act or thing to be done, or omit to do any act or thing, if such act or thing, or such forbearance or omission, would impair the security of the payment of the indebtedness secured hereby or the lien of this Deed of Trust.

                                 ARTICLE 16
                              COLLECTION COSTS

     16.1 The Grantor agrees, by execution hereof, to pay all reasonable costs, charges and expenses, including: (i) reasonable attorneys' fees and expenses, heretofore or hereafter incurred by the Beneficiary in connection with this Deed of Trust, the Obligations and the other Loan Documents and any amendments or supplements hereto or thereto, and any other documents executed herewith or pursuant hereto or any interpretation, enforcement or other question arising under any such document or in connection with the enforcement of the Beneficiary's rights hereunder or under the Obligations or the other Loan Documents in the event of a default hereunder or thereunder; (ii) reasonable fees and expenses of any architect, engineer or other professional retained by the Beneficiary pursuant to the terms of this Deed of Trust; and (iii) title examinations, title insurance premiums, insurance premiums, recording costs and all other reasonable costs, charges and expenses incurred in connection with the transactions contemplated hereby, whether or not such are incurred directly by and/or solely for the benefit of the Beneficiary.

     16.2 Without limiting the generality of the foregoing, the Grantor further agrees that in the event that the indebtedness secured by this Deed of Trust, or any part thereof, is collected by suit or action, or this Deed of Trust be foreclosed, or in the event said indebtedness or Deed of Trust is put into the hands of an attorney for collection, suit, action or foreclosure, or in the event of the foreclosure of any deed of trust prior to or subsequent to this Deed of Trust, in which proceeding the Beneficiary is made a party, or in the event of the bankruptcy of the Grantor, or an assignment by the Grantor for the benefit of creditors, the Grantor, the Grantor's successors or assigns, shall be chargeable with all costs of collection, including reasonable attorneys' fees, and including reasonable attorneys' fees for all appellate proceedings involved therein, which shall be due and payable at once; the payment of which charges and fees, together with all costs and expenses, shall be secured hereby, and may be recovered in any suit or action hereupon or hereunder.

     16.3 The Grantor shall pay any recording fee, documentary stamp, intangible or transfer tax or any other fees or charges imposed by any governmental authority with respect to the execution, recordation, assignment or discharge of this Deed of Trust, the Obligations or the other Loan Documents, or any other instrument executed and delivered or assigned to the Beneficiary in connection with this Deed of Trust or the indebtedness secured hereby.

                                 ARTICLE 17
                             EVENTS OF DEFAULT

     The occurrence of any one or more of the following events shall constitute an event of default ("EVENT OF DEFAULT") under this Deed of
Trust:

     17.1 The failure of the Grantor to pay:

          17.1.1 Any installment of principal and/or interest when due under the Obligations, unless such failure is cured within ten (10) days;

          17.1.2 The entire outstanding principal of the Obligations, together with interest thereon, when due, whether at original maturity, upon acceleration or otherwise; or

          17.1.3 Any other amount payable under the Obligations, this Deed of Trust, the Purchase Agreement, the Operating Leases or any of the other
Loan Documents to which the Grantor is a party or any supplement, modification or extension thereof, unless such failure is cured within ten
(10) days after written notice thereof from the Beneficiary to the Grantor.

     17.2 Any event of default or default by Grantor under the terms of the Purchase Agreement, the Note or any document contemplated thereby.

     17.3 Any event of default or default by Grantor under the terms of the Operating Leases.

     17.4 Any direct or indirect, voluntary or involuntary mortgage, pledge, hypothecation, encumbrance, sale, lease, assignment or other transfer of the Property or any portion thereof or any interest therein or any shareholder interest in Grantor, made or suffered by the Grantor or any of its shareholders, unless made with the prior written consent of the Beneficiary or expressly permitted by the terms of this Deed of Trust.

     17.5 The failure of the Grantor to maintain required insurance in accordance with Article 3 of this Deed of Trust.

     17.6 Any representation, warranty or statement made by the Grantor, any of the Grantor's general partners or contained in any certificate or statement furnished by or on behalf of any officer, director, employee, shareholder, agent or partner of the Grantor or such partner pursuant to or in connection herewith or therewith shall be breached or shall prove to be untrue in any material respect on the date as of which the same was made, which breach or untruth remains uncured for thirty (30) days after written notice thereof from the Beneficiary to the Grantor.

     17.7 There shall occur an event of default or a default which continues beyond the applicable grace or notice period, if any, under any of the other Loan Documents.

     17.8 The Grantor shall default in the due performance or observance of any term, covenant or agreement on the Grantor's part to be performed or observed pursuant to any of the provisions of this Deed of Trust, the Obligations or any of the other Loan Documents (other than those referred to in Sections 17.1 through 17.7 hereof) and such default shall continue for a period of thirty (30) days after written notice thereof from the Beneficiary to the Grantor; PROVIDED, HOWEVER, that if the curing of such default cannot be accomplished within said period of time, and if the Grantor commences to cure such default promptly after receipt of notice thereof from the Beneficiary, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended to a period of time (not to exceed an additional sixty (60) days in the aggregate) necessary to cure such default with reasonable diligence.

     17.9 The Grantor or any shareholder of the Grantor shall suspend or discontinue its or his business, or shall make an assignment for the benefit of creditors or a composition with creditors, shall be unable or admit in writing its or his inability to pay its or his debts as they mature, shall file a petition in bankruptcy, shall become insolvent (howsoever such insolvency may be evidenced), shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of any receiver, liquidator or trustee of or for it or him or any substantial part of its or his property or assets, shall commence any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall be commenced against the Grantor or any general partner of the Grantor any such proceeding which shall remain undismissed for a period of sixty (60) days or more, or any order, judgment or decree approving the petition in any such proceeding shall be entered; or the Grantor or any general partner of the Grantor shall by any act or failure to act indicate its or his consent to, approval of or acquiescence in, any such proceeding or in the appointment of any receiver, liquidator or trustee of or for it or him or any substantial part of its or his property or assets, or shall suffer any such appointment to continue undischarged or unstayed for a period of sixty (60) days or more; or the Grantor, any guarantor with respect to the Grantor's obligations to the Beneficiary or any general partner of the Grantor or such guarantor shall take any action for the purpose of effecting any of the foregoing.

                                 ARTICLE 18
                         AMENDMENTS, WAIVERS, ETC.

     18.1 No change, amendment, modification, cancellation or discharge of this Deed of Trust, or any part hereof, shall be valid unless in writing and signed by the parties to be charged therewith or their respective successors and assigns.

     18.2 No waiver, forbearance, extension of time or other indulgence shown by the Beneficiary to the Grantor or to any person now or hereafter interested herein or in the

Property, the Obligations or any of the other Loan Documents with respect to any or any combination of conditions, covenants or agreements on the part of the Grantor to be performed or observed as set forth or referred to herein or in the Obligations or any of the other Loan Documents, shall affect the right of the Beneficiary thereafter to require performance or observance of the same or any other condition, covenant or agreement.

                                 ARTICLE 19
                       BENEFICIARY APPOINTED ATTORNEY

     The Beneficiary shall be and is hereby authorized and empowered, for and in the name or names and on behalf of the Grantor and/or the Beneficiary, and shall be and is hereby irrevocably made, constituted and appointed the Grantor's true and lawful attorney in fact, coupled with an interest and with full power of substitution, delegation and revocation, to do the following:

     19.1 In the event of foreclosure of this Deed of Trust or any transfer of title to the Property to a third-party purchaser pursuant to the powers hereinafter granted the Beneficiary, to collect any amounts due under any policies of insurance insuring the Property or, at the Beneficiary's option, to transfer the Beneficiary's right, title and interest in and to the proceeds thereof to any purchaser of the Property without obligation to account therefor to any person claiming title to the Property; PROVIDED, HOWEVER, that any amounts received by the Beneficiary under said policies by way of refunds, dividends or otherwise, as aforesaid, shall be applied to the payment of the indebtedness secured hereby, and any surplus shall be paid over as a surplus on foreclosure;

     19.2 In the event of the sale of the Property pursuant to the power of sale hereinafter granted, to sell, by and through the Trustee or otherwise, subject to this Deed of Trust, all parcels which comprise the Property, notwithstanding the fact that the proceeds of such sale may exceed the amount then secured hereby;

     19.3 To cause the assignment to the Beneficiary of any lease, license, concession, occupancy or other tenancy agreement with respect to the Property which has not been so assigned by the Grantor after request therefor from the Beneficiary;

     19.4 If at any time any portion of the Improvements or Personal Property shall be unprotected, unguarded, vacant or deserted, to employ, at the Beneficiary's option, watchmen for the Improvements and Personal Property and to expend any monies deemed by the Beneficiary reasonably necessary to protect the same from waste, depredation or injury; and the amount of monies expended for such purposes, with interest from the time of payment at the highest rate then prevailing under the terms of the Obligations for overdue payments of principal, shall be due from and payable by the Grantor to the Beneficiary on demand, shall be added to the indebtedness of the Grantor to the Beneficiary and shall be secured by this Deed of Trust;

     19.5 In any action or other proceeding with respect to the Property in which the Beneficiary shall become a party or which may affect any rights of the Beneficiary hereunder with respect to the Property or the lien of this Deed of Trust thereon, to appear, prosecute, defend, intervene and retain counsel in such action or proceeding and to take such other and further action in connection therewith as the Beneficiary or the Beneficiary's successors or assigns shall deem advisable; and the costs thereof (including reasonable attorneys' fees and all applicable statutory costs, allowances and disbursements), with interest from the time of payment at the highest rate then prevailing under the Obligations for overdue payments of principal, shall be due from and payable by the Grantor to the Beneficiary on demand, shall be a lien on the Property, prior to any right or title to, interest in or claim upon the Property attaching or accruing subsequent to the lien of this Deed of Trust, shall be added to the indebtedness of the Grantor to the Beneficiary and shall be secured by this Deed of Trust; and

     19.6 Upon the occurrence of any Event of Default hereunder, to seek the immediate appointment by any court of competent jurisdiction of a receiver for the Property and the business of the Grantor in connection therewith and of the rents and profits arising therefrom which receiver shall be entitled to immediate possession of the entire Property, whether or not occupied by the Grantor. If the Grantor is then in possession of the Property or any portion thereof, the Grantor shall immediately, upon the appointment of such receiver, vacate the Property or such portion thereof, as the case may be, or pay a reasonable rental for the use thereof, during such receivership, to be agreed upon between said receiver and the Grantor or to be fixed by the court in which said receiver shall have been appointed; and the relationship between said receiver and the Grantor shall be that of landlord and tenant.

     19.7 Beneficiary may at any time, without giving formal notice to the original or any successor Trustee, or to Grantor, and without regard to the willingness or inability of any such Trustee to execute this Trust, appoint another person or succession of persons to act as Trustee, and such appointee in the execution of this trust shall have all the powers vested in and obligations imposed upon the Trustee. The appointment of a successor Trustee may be made by any officer of Beneficiary.

                                 ARTICLE 20
                     BENEFICIARY'S RIGHTS UPON DEFAULT

     Upon the occurrence of any Event of Default hereunder, the Beneficiary shall have the right, forthwith, at the Beneficiary's election, by and through the Trustee or otherwise, to exercise any and all rights and remedies granted to the Beneficiary under this Deed of Trust, the Obligations or any of the other Loan Documents or otherwise available to the Beneficiary at law or in equity, all of which rights and remedies shall be cumulative and not exclusive, and which shall include, without limitation, the following:

     20.1 The  Beneficiary   shall   have   the   right  forthwith,  at  the
Beneficiary's election, by
and through the Trustee or otherwise, to declare the entire indebtedness of the Grantor under the Obligations immediately due and payable;

     20.2 The Beneficiary shall have the right, forthwith, at the Beneficiary's election, by and through the Trustee or otherwise, and without further notice or demand and without the commencement of any action to foreclose this Deed of Trust, to enter immediately upon and take possession of the Property without further consent or assignment by the Grantor, with the right to lease the Property, or any part thereof, and to collect and receive all of the rents, issues and profits, and all other amounts past due, due or to become due to the Grantor by reason of the Grantor's ownership of the Property, and to apply the same, after the payment of all necessary charges and expenses in connection with the operation of the Property (including any managing agent's commission, at the option of the Beneficiary), on account of interest and principal amortization under the Obligations, taxes, payments in lieu of taxes, water and sewer charges, assessments and insurance premiums with respect to the Property, and any advance made by the Beneficiary for improvements, alterations or repairs to the Property or on account of any other indebtedness hereby secured. The Grantor hereby irrevocably appoints the Beneficiary as the Grantor's attorney-in-fact to institute summary proceedings against any tenant, licensee, concessionaire or other occupant of any portion of the Property who shall fail to comply with the provisions of any covenant, agreement or condition applicable to the possession or occupancy of the Property by such tenant, licensee, concessionaire or other occupant. If the Grantor or any other person claiming by, through or under the Grantor is occupying all or any part of the Property, it is hereby agreed that the Grantor and each such other person shall, at the option of the Beneficiary, either immediately surrender possession of the Property to the Beneficiary and vacate the part of the Property so occupied or pay a reasonable rental for the use thereof, monthly in advance, to the Beneficiary; and

     20.3 The Beneficiary shall have the right forthwith, at the Beneficiary's election, by and through the Trustee or otherwise, to sell or offer for sale the Property in such portions, order and parcels as the Beneficiary may determine, with or without having first taken possession of same, at public auction for cash or cash equivalent, including, without limitation, for certified checks, bank drafts, wire transfer funds, cashier checks and any other method of payment which, in the sole discretion of the Beneficiary, is "cash equivalent", to the highest and best bidder during legal hours, at any front door of the county courthouse of the county in which the Land is situated after having advertised and given notice of said sale, giving the time, place and terms thereof, together with a description of the Land according to the laws of the State of Mississippi governing sales of land under deeds of trust in force at the time the publication of said notice has begun. If the Land is situated in two or more counties or in two judicial districts of the same county, then the Trustee shall have power, in case the Trustee is directed to foreclose under this Deed of Trust, to select in which county, or judicial district, the sale of all the Property shall be made, and the selection shall be binding upon the Grantor and the Beneficiary and all persons claiming through or under them, whether by contract or by law. The Trustee shall have full power to fix the day, time and place of sale, and may sell the Property in parcels or as a whole as the Trustee may deem best. The Trustee shall have full power to conduct any sale through an agent appointed by the Trustee for the purpose, but said appointment of agent need not be recorded. At any such sale: (i) the Trustee shall not be required to have physically present, or to have constructive possession of, the Property (the Grantor hereby covenanting and agreeing to deliver to the Trustee any portion of the Property not actually or constructively possessed by the Trustee immediately upon demand by the Trustee) and the title to and right of possession of any such Property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale; (ii) the Trustee may, from time to time, adjourn said sale to a later date without readvertising, by giving notice of the time and place of such continued sale at the time when and where the Trustee shall make such adjournment; (iii) each and every recital contained in any instrument of conveyance made by the Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the indebtedness secured by this Deed of Trust, advertisement and conduct of such sale in the manner provided herein and otherwise by law and by appointment of any successor Trustee hereunder; (iv) any and all prerequisites to the validity of such sale shall be conclusively presumed to have been performed; (v) the receipt of the Trustee or of such other party making the sale shall be a sufficient discharge to the purchaser for its or his purchase money and no such purchaser, or its or his assigns, successors or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; (vi) the Grantor shall be completely and irrevocably divested of all of the Grantor's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against the Grantor, and against any and all other persons claiming or to claim the Property sold or any part thereof; (vii) the Beneficiary may be a purchaser at any such sale; and (viii) and the Trustee, in the Beneficiary's own name or as the attorney of the Grantor (the Trustee being for that purpose by this Deed of Trust duly and irrevocably authorized and appointed as the Grantor's agent and attorney in fact, coupled with an interest and with full power of substitution, delegation and revocation) to make, execute, acknowledge and deliver to the purchaser or purchasers thereof a good and sufficient deed or deeds of the Property in fee simple and to receive the proceeds of such sale or sales.

     The Grantor waives the provisions of Section 89-1-55 of the Mississippi Code of 1972, or laws amendatory thereof, if any, so far as the same restricts the right of the Trustee to offer at sale more than one hundred sixty (160) acres at a time, and the Trustee may offer the Land as a whole, regardless of the manner in which the Land may be described.

     Should the Property be sold in one or more parcels as permitted herein, the right of sale arising out of any Event of Default shall not be exhausted by any one or more such sales, but other and successive sales may be made until all of the Property has been sold or until the indebtedness secured by this Deed of Trust has fully satisfied.

     The Grantor hereby irrevocably and unconditionally waives and releases:
(i) all benefits that might accrue to the Grantor by virtue of any present or future law exempting the Property from attachment, levy or sale or execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (ii) except as otherwise specifically required by the terms of this Deed of Trust or the other Loan Documents, all notices of any Event of Default or of the Trustee's exercise of any right, remedy or recourse provided for hereunder or under any of the other Loan Documents; and (iii) any right to a marshalling of assets or a sale in inverse order of alienation.

     20.4 In case the Beneficiary or the Trustee, on behalf of the Beneficiary, shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under any of the other Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, the Beneficiary or the Trustee, on behalf of the Beneficiary, as applicable, shall have the unqualified right so to do and, in such event, the Grantor, the Beneficiary and the Trustee shall be restored to their former positions with respect to the indebtedness secured hereby, this Deed of Trust, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of the Beneficiary and the Trustee, on behalf of the Beneficiary, shall continue as if same had never been invoked.

                                 ARTICLE 21
               BENEFICIARY'S RIGHTS TO RELEASE AND NEGOTIATE

     21.1 Without affecting the liability of the Grantor, or any other person (except any person expressly released in writing), for payment of the indebtedness hereby secured or for the performance of any obligations set forth or referred to in this Deed of Trust, the Obligations or any of the other Loan Documents, and without affecting any lien or other security not expressly released in writing, the Beneficiary at any time, and from time to time, either before or after maturity of the Obligations, and without notice or consent, may:

          21.1.1    Release   any  person  liable  for   payment   of   said
indebtedness, or for the performance of any of said obligations;

          21.1.2 Make any agreement extending the time, or otherwise altering the terms of payment of said indebtedness, or modifying or waiving any of said obligations, or subordinating, modifying or otherwise dealing with the lien securing payment of the Obligations;

          21.1.3 Exercise or refrain from exercising or waive any right the Beneficiary may have;

          21.1.4  Accept additional security of any kind; or

          21.1.5 Release or otherwise deal with any property, real or personal, securing said indebtedness, including all or any part of the Property.

     21.2 In the event that the Grantor shall, with or without the consent of the Beneficiary, transfer or convey the Grantor's interest in the Property, or suffer or permit any such transfer or conveyance, to a third party or parties, whether or not in compliance with this Deed of Trust, the Beneficiary may, without notice to the Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and the indebtedness secured hereby, either by way of forbearance on the part of the Beneficiary or extension of the time of payment of the indebtedness or any sum hereby secured, without in any way modifying or affecting the transfer or conveyance under this Deed of Trust or the original liability of the Grantor for the indebtedness secured hereby, either in whole or in part. Nothing in this Section, however, shall be deemed to render unnecessary the consent of the Beneficiary to any such transfer or conveyance, as required hereunder, and no action taken by the Beneficiary pursuant to this Section shall be deemed to be a consent to any such transfer or conveyance.

     21.3 Except as otherwise specifically provided herein, all payments on the indebtedness hereby secured, and all proceeds from foreclosure sales, shall be applied first to the satisfaction of all unpaid and accrued liabilities arising from or relating to the sale, ownership or operation of the Property, and then in the order of priority established in Section 11.3 hereof.

                                 ARTICLE 22
               REAFFIRMATION OF LOAN - PROTECTION OF SECURITY

     22.1 The Grantor, within ten (10) days after request by the Beneficiary, shall furnish to the Beneficiary a written statement, duly acknowledged, of the amount of the unpaid balance of the Obligations, the existence of any offsets or defenses against the Obligations and such other information as the Beneficiary may reasonably request.

     22.2 At any time and from time to time until payment of the indebtedness secured hereby and upon request of the Beneficiary, the Grantor will promptly execute, notarize and deliver to the Beneficiary such additional instruments as the Beneficiary may reasonably require to evidence further the lien of this Deed of Trust and to protect further the security position of the Beneficiary with respect to the property subject to this Deed of Trust, including, without limitation, additional chattel mortgages, security agreements, financing statements, continuation statements and the like, covering items of personal property, replacements thereof and additions thereto.

                                 ARTICLE 23
                    THE GRANTOR TO SURRENDER POSSESSION

     In the event of any sale of the Property under the provisions hereof, the Grantor shall forthwith surrender possession thereof to the purchaser. Upon failure to do so, the Grantor shall thereupon be a tenant at sufferance of such purchaser, and upon the Grantor's failure to surrender possession of the Property upon demand, such purchaser, his heirs or assigns, shall be entitled to institute and maintain an appropriate action for possession of the Property.

                                 ARTICLE 24
             IMPROVEMENTS AND PERSONAL PROPERTY SUBJECT HERETO

     As between the parties hereto and all others except holders of prior liens, it is agreed that all additions to the Improvements, including all machinery, equipment and fixtures useful in the operation and management of the Property regardless of the manner in which they are attached to the Improvements, are a part of the Land (or shall become a part thereof if hereafter placed thereon), and are, or shall be upon affixation, subject to the lien hereof. This provision shall be cumulative and not exclusive. This provision shall not apply to items installed by a tenant which remain the property of the tenant pursuant to the terms of such tenant's lease.

                                 ARTICLE 25
                   PRESERVATION OF EASEMENTS AND LICENSES

     The Grantor shall maintain, preserve and renew all rights of way, easements, grants, privileges, licenses and franchises necessary for the use of the Property from time to time and will not, without the prior consent of the Beneficiary, initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of the Property. The Grantor shall, however, comply with all restrictive covenants which may at any time affect the Property, and all zoning ordinances and other public or private restrictions as to the use of the Property, except where the failure to comply does not and could not have a material adverse effect.

                                 ARTICLE 26
                             SECURITY AGREEMENT

     26.1 It is the intent of the Grantor, the Trustee and the Beneficiary that, in addition to being a deed of trust of real property, this instrument shall constitute a security agreement within the meaning of the Uniform Commercial Code (as from time to time in effect in the State of Mississippi, the "Code") with respect to all fixtures, chattels and personal property, and all replacements thereof, substitutions therefor, additions thereto and proceeds thereof (said property being sometimes hereinafter referred to as the "COLLATERAL"), and a security interest is hereby granted by the Grantor, as debtor, to the Beneficiary, as secured party, encumbering all of the Collateral as security for the indebtedness evidenced by the Obligations and all other obligations secured by this Deed of Trust, and all other sums and charges which may become due hereunder or thereunder.

     26.2 The Grantor warrants and covenants as follows:

          26.2.1 No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office, other than financing statements with respect to the security interest granted hereby; and except for the security interest granted hereby, the Grantor is, or upon acquiring rights in any of the Collateral will be, the owner of the Collateral free from any other lien, security interest or encumbrance; and the Grantor shall defend the security interest of the Beneficiary in the Collateral against claims and demands of all persons at any time claiming the same or any interest therein; and

          26.2.2 At the request of the Beneficiary from time to time, the Grantor shall join with the Beneficiary in executing one or more financing and/or continuation statements pursuant to the Code in form satisfactory to the Beneficiary and shall pay the costs of filing or recording the same in all public offices wherever filing or recording is deemed by the Beneficiary to be reasonably necessary or desirable, and to the extent permitted by law, the Grantor hereby further authorizes the Beneficiary to file such financing and continuation statements and amendments thereto without the signature of the Grantor or to sign such financing and continuation statements and amendments on behalf of the Grantor (the Beneficiary being for such purposes by this instrument duly and irrevocably appointed as the Grantor's agent and attorney-in-fact, coupled with an interest and with full power of substitution, delegation and revocation).

     26.3 Upon the occurrence of an Event of Default under this Deed of Trust, the Beneficiary, pursuant to the Code, shall have the right, at the Beneficiary's option, by and through the Trustee or otherwise:

          26.3.1 To proceed as to both the real and personal property covered by this Deed of Trust in accordance with the Beneficiary's rights and remedies in respect of said real property, in which event (i) the provisions of the Code otherwise applicable to sale of the Collateral shall not apply, and (ii) the sale of the Collateral in conjunction with and as one parcel with said real estate (or any portion thereof) shall be deemed to be a commercially reasonable manner of sale: or

          26.3.2 To proceed as to the Collateral separately from the Land and Improvements, in which event the requirement of reasonable notice shall be met by mailing notice of the sale, postage prepaid, to the Grantor or any other person entitled thereto at least ten (10) days before the time of the sale or other disposition of any of the Collateral.

     26.4 The tangible Collateral shall be kept at the Land, and until installed will be suitably and safely stored thereon.

     26.5 The Grantor shall not remove or permit to be removed from the Land any of the tangible Collateral without the prior written consent of the Beneficiary.

     26.6 The foregoing shall not prohibit the Grantor from (a) making replacements of fixtures and equipment from time to time in the usual course of business or (b) leasing or purchasing fixtures and equipment on conditional bill of sale, security agreement or other title retention agreement, and the lien of the Beneficiary thereon shall be subject and subordinate to the rights or lien of the lessor, conditional vendor or other lienor thereof; PROVIDED, HOWEVER, that the Grantor shall duly and punctually pay, perform, observe and comply with each and every obligation of the Grantor under any such lease, conditional bill of sale, security agreement or other title retention agreement to the end that no default shall occur thereunder which would allow any lessor, conditional vendor or other lienor to reclaim possession of the property in question.

     26.7 The Grantor shall, from time to time, on request of the Beneficiary, deliver to the Beneficiary an inventory of the Collateral in reasonable detail, including an itemization of all items leased to the Grantor or subject to conditional bill of sale, security agreement or other title retention agreement.

     26.8 To the extent permitted by law, a carbon, photographic or other reproduction of this Deed of Trust or a financing statement shall be sufficient as a financing statement.

                                 ARTICLE 27
                       CERTAIN ENVIRONMENTAL MATTERS

     27.1 The Grantor covenants and agrees that the Grantor (i) has not stored, used, handled or generated and shall not store, use, handle or generate (except in strict compliance with all statutes, laws, ordinances, rules and regulations) and has not disposed and shall not dispose of any hazardous wastes, contaminants, oils, petroleum products, asbestos, radioactive or other materials the removal of which is required or the maintenance of which is prohibited or regulated by any applicable federal, state or local statutes, laws, ordinances, rules or regulations relating in any manner to the environment or the health and safety of others (collectively, "HAZARDOUS SUBSTANCES") on the Property, (ii) has not transported or arranged for the transportation of and shall not transport or dispose of or arrange for the transportation or disposal of any Hazardous Substances, except in compliance with all statutes, laws, ordinances, rules and regulations and where no Material Adverse Effect could result therefrom, and (iii) has not suffered or permitted, and shall use reasonable efforts not to permit or suffer, any owner, lessee, occupant or operator of the Property to do any of the foregoing.

     27.2 The Grantor covenants and agrees to maintain the Property at all times free of any Hazardous Substance (except in strict compliance with all statutes, laws, ordinances, rules and regulations).

     27.3 The Grantor agrees promptly: (i) to notify the Beneficiary in writing of any change in the nature or extent of Hazardous Substances maintained on or with respect to the Property, (ii) to transmit to the Beneficiary copies of any citations, orders, notices or other material governmental communications received with respect thereto, (iii) to observe and comply with any and all statutes, laws, ordinances, rules and regulations, licensing requirements or conditions relating to the use, storage, maintenance and disposal of Hazardous Substances and all orders or directives from any official, court or agency of competent jurisdiction relating to the use or maintenance or requiring the removal, treatment, containment or other disposition thereof, (iv) to pay or otherwise dispose of any fine, charge or imposition related thereto which, if unpaid, would constitute a lien on the Property, unless (a) the validity thereof shall be contested diligently and in good faith by appropriate proceedings and with counsel reasonably satisfactory to the Beneficiary and (b) so long as the Grantor shall at all times have deposited with the Beneficiary, or posted a bond satisfactory to the Beneficiary in, a sum equal to the amount necessary (in the reasonable discretion of the Beneficiary) to comply with such order or directive (including the amount of any fine, penalty, further interest or cost that may become due thereon by reason of or during such contest): PROVIDED, HOWEVER, that payment in full with respect to such fine, charge or imposition shall be made not less than twenty (20) days before the first date upon which the Property, or any portion thereof, shall be seized and sold in satisfaction thereof, and (v) upon the request of the Beneficiary, and at the Grantor's expense, to cause to be prepared for the Property such site assessment report(s), including, without limitation, engineering studies, historical review and testing, as may be reasonably requested by the Beneficiary.

     27.4 The Grantor agrees to indemnify, defend and reimburse and does hereby hold harmless the Beneficiary, and its officers, directors, agents, shareholders, employees, contractors, representatives, successors and assigns, from and against any and all claims, judgments, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses of investigation and defense of any claim, of whatever kind or nature, including, without limitation, reasonable attorneys' fees and consultants' fees, arising from the presence of Hazardous Substances upon, about or beneath the Property or migrating to and from the Property or arising in any manner whatsoever out of the violation of any Federal, state or local statutes, laws, ordinances, rules, regulations and common law, now or hereafter in effect, and all amendments thereto, relating to the protection of human health or the environment and pertaining to the Property and the activities thereon, or arising from the breach of any covenant or representation of the Grantor contained in this Deed of Trust. The Grantor's obligations under this Section shall survive any foreclosure on the Property or repayment or extinguishment of the Grantor's indebtedness to the
Beneficiary; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained in this Section, the Grantor's obligations under this Section shall not apply with respect to any Hazardous Substances placed, stored, released or migrating to or from the Property at any time after any sale or transfer (whether voluntary or involuntary, by foreclosure, deed in lieu of foreclosure or otherwise) of the Property to a Person who is not an Affiliate of Beneficiary, the Grantor or any of their Subsidiaries (as such terms are defined in the Loan Agreement).

                                 ARTICLE 28
                          INVALIDITY OF PROVISIONS

     28.1 All agreements between the Grantor and the Beneficiary contained herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Obligations, or otherwise, shall the amount paid or agreed to be paid to the Beneficiary for the use, forbearance or detention of the principal amount evidenced by the Obligations and secured by this Deed of Trust exceed the maximum permissible under applicable law the benefit of which may be asserted by the Grantor as a defense, and if, from any circumstances whatsoever, fulfillment of any provision of the Obligations and this Deed of Trust, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances the Beneficiary should ever receive as interest under the Obligations, this Deed of Trust or any of the other Loan Documents such an excessive amount, then, ipso facto, the amount which would be excessive interest shall automatically be applied to the reduction of the principal balance as evidenced by the Obligations and secured by this Deed of Trust and not to the payment of interest. This provision shall control every other provision of all agreements between the Grantor and the Beneficiary.

     28.2 In case any one or more of the provisions contained in the Obligations or in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included.

                                 ARTICLE 29
                                 ASSIGNMENT

     The Beneficiary may assign all or any portion of the Beneficiary's rights under this Deed of Trust, and in the event of such assignment the Grantor shall accord full recognition thereto.

                                 ARTICLE 30
                                  NOTICES

Any notice, demand or communication required or permitted to be given by any provision of the Loan Documents will be in writing and will be deemed to have been given when delivered personally or by telefacsimile, receipt confirmed (with a hard copy sent within one (1) business day by any other means described in this paragraph), to the party designated to receive such notice or on the next business day following the day sent by a nationally recognized overnight courier or on the third (3rd) business day after the same is sent by United States certified mail, postage and charges prepaid, directed to the following addresses or to such other or additional addresses as any party might designate by written notice to the other party:

If to the Grantor, to:

H & S Fish Farms, Inc.
Attention:______________
______________________
______________________

If to the Beneficiary, to:

Farm Fish, Inc.
Attention:______________
100 West Woodrow Wilson Blvd.
Jackson, Mississippi 39213

If to the Trustee, to:

Forman, Perry, Watkins, Krutz & Tardy, PLLC
Attn: ___________________
P.O. Box 22608
Jackson, MS  39225-2608


With a copy to:

Forman, Perry, Watkins, Krutz & Tardy, PLLC
Attn:  Steven M. Hendrix
Post Office Box 22608
Jackson, MS  39225-2608
Telephone: (601) 960-8603
Facsimile: (601) 960-8609

and to:

Frascogna & Courtney
Attn: Mike Frascona
6360 I-55 North, Suite 150
Jackson, MS  39211
Telephone: (601) 987-3000
Facsimile: (601) 987-3001

Any party may, by notice given as aforesaid, change such party's address for all subsequent notices. Each notice by or on behalf of the Beneficiary herein named shall be deemed sufficient if signed by any one of the Beneficiary's officers or by the Beneficiary's counsel and if otherwise given or made in compliance with this Section.

                                 ARTICLE 31
                        STATUS OF THE GRANTOR, ETC.

     The Grantor hereby represents and warrants the following (and the Grantor covenants and agrees that such representations and warranties shall remain true and correct throughout the term of this Deed of Trust):

     The Property and the use and operation thereof are in material compliance with all applicable Federal, state, municipal and other governmental statutes, laws, ordinances, by-laws, rules, regulations and other legal requirements, including, without limitation, those relating to construction, occupancy, zoning, subdivision, land use, adequacy of parking, conservation, wetlands protection, environmental protection, occupational health and safety and fire safety, and with all restrictions and easements of any kind affecting the Property, and there are presently in effect all licenses, permits and other authorizations necessary for the current use, occupancy and operation of the Property, except to the extent that non-compliance does not and could not have a Material Adverse Effect. No building or other improvement not included in any part of the Property relies on any part of the Property to fulfill any zoning, building code or other governmental or municipal requirement.

                                 ARTICLE 32
                             GENERAL PROVISIONS

     32.1 The Grantor hereby waives and renounces all homestead exemption rights provided for by the Constitution and laws of the United States or the State of Mississippi, in and to the Property as against the collection of the indebtedness secured herein, or any part thereof; and the Grantor agrees that where, by the terms of this Deed of Trust or the Obligations, a day is named or a time fixed for the payment of any sum of money or the performance of any agreement, the time stated enters into the consideration and is of the essence of the whole contract.

     32.2 The captions in this Deed of Trust are for convenience and reference only and do not define, limit or describe the scope of the provisions hereof.

     32.3 This Deed of Trust shall inure to the benefit of and bind (i) the successors and assigns of the Beneficiary and (ii) the heirs, administrators, executors, successors and assigns of the Grantor, as if all the aforesaid were herein mentioned whenever the parties hereto are referred to. This instrument shall be so construed that, whenever applicable with reference to any of the parties hereto, the use of the singular number shall include the plural number, the use of the neuter gender with respect to the Grantor shall include the masculine and feminine gender, and shall likewise be so construed as applicable to and including a corporation or corporations or any other entity that may be a party or parties hereto.

     32.4 This Deed of Trust shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Mississippi, regardless of (i) where this Deed of Trust is executed or delivered, (ii) where any payment or other performance required by this Deed of Trust is made or required to be made, (iii) where any breach of any provision of this Deed of Trust occurs or any cause of action otherwise accrues, (iv) where any action or other proceeding is instituted or pending, (v) the nationality, citizenship, domicile, principal place of business, jurisdiction of organization or domestication of any party, (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Mississippi, or (vii) any combination of the foregoing. Notwithstanding the foregoing, the laws of the jurisdiction where any of the Property or any of the Collateral is situated or otherwise has a situs will apply to the perfection, disposition and realization upon the Property and the Collateral, as applicable.

     32.5 The Grantor, the Beneficiary and the Trustee hereby irrevocably consent (i) to the jurisdiction of the Courts of the First Judicial District of Hinds County, Mississippi, and of any Federal Court located in the Southern District of Mississippi, Jackson Division, and agree that venue in each of such Court is proper in connection with any action or proceeding arising out of or relating to this Deed of Trust, the Obligations, the other Loan Documents or any document or instrument delivered pursuant to this Deed of Trust, the Obligations or the other Loan Documents, and (ii) to the service of process by certified mail, return receipt requested. Nothing herein shall affect the right of the Grantor, the Beneficiary or the Trustee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any party in any other jurisdiction, with a copy to Beneficiary's and Grantor's counsels of record.

     32.6 This Deed of Trust shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the indebtedness secured hereby is rescinded or otherwise must be returned by the Trustee or the Beneficiary upon the insolvency, bankruptcy or reorganization of the Grantor, any guarantor or otherwise, all as though such payment had not been made.

     32.7 Time is of the essence of this Deed of Trust.

     32.8 In case of any conflict between the terms of this Deed of Trust and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail, but whenever possible, the provisions hereof shall be deemed supplemental to and not is derogation of the provisions of the Loan Agreement. Any default under this Deed of Trust shall constitute a default under the Loan Agreement and any default under the Loan Agreement shall constitute a default hereunder.

                                 ARTICLE 33
                                THE TRUSTEE

     The following provisions shall govern with respect to the Trustee:

     33.1 The Trustee shall not be liable for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable to the Grantor under any circumstances whatsoever, nor shall the Trustee be personally liable in case of entry by the Trustee, or anyone entering by virtue of the powers herein granted, upon the Property for debts contracted or liability or damages incurred in the management or operation of the Property. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. The Trustee shall be entitled to reimbursement for expenses incurred by the Trustee in the performance of the Trustee's duties hereunder. The Grantor will, from time to time, reimburse the Trustee for, and save the Trustee harmless against, any and all liability and expenses which may be incurred by the Trustee pursuant to the terms hereof in the performance of the Trustee's duties hereunder.

     33.2 All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any money received by the Trustee hereunder.

     33.3 The Trustee may resign at any time with or without notice. If the Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to execute the same when requested by the Beneficiary so to do, or if, for any reason, the Beneficiary shall prefer to appoint a substitute trustee to act instead of the aforenamed Trustee, the Beneficiary shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estates, rights, powers and duties of the aforenamed Trustee. If the Beneficiary is a corporation, such appointment may be made by any one of the Beneficiary's officers or agents.

     33.4 Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein, but nevertheless, upon the written request of the Beneficiary or of the successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and money held by such Trustee to the successor Trustee so appointed in its or his place.

     IN WITNESS WHEREOF, the Grantor has caused this Deed of Trust to be duly executed on the _____ day of _________, 2000, effective as of _________, 200__.

                         Grantor:
                         H & S Fish Farms, Inc.

                         By:________________________________
                         Name:___________________________
                         Title:____________________________

                         Beneficiary:
                         Farm Fish, Inc.

                         By:____________________________________
                         Name:______________________________
                         Title________________________________

                                 EXHIBIT A

                             LEGAL DESCRIPTION

                             See attached copy.

                                 EXHIBIT B

                            PERMITTED EXCEPTIONS

                             See attached copy.

STATE OF MISSISSIPPI

COUNTY OF ____________

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _____, 200___, within my jurisdiction, the within named ______________, who acknowledged that he is _________ of H & S Fish Farms, Inc., a Mississippi corporation, and that for and on behalf of the said company, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said company so to do.


                         ____________________________________
                         NOTARY PUBLIC

MY COMMISSION EXPIRES:
_________________________
[AFFIX NOTARIAL SEAL]


STATE OF MISSISSIPPI

COUNTY OF HINDS

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _______, 200__, within my jurisdiction, the within named _______________, who acknowledged that he is _____________, of Farm Fish, Inc., a Mississippi corporation and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after having been duly authorized by said corporation so to do.


                         ____________________________________
                         NOTARY PUBLIC

MY COMMISSION EXPIRES:
_________________________
[AFFIX NOTARIAL SEAL]

                            PROMISSORY NOTE

                                                           _______, 2000
$1,500,000.00                                       Jackson, Mississippi

     FOR VALUE RECEIVED, the undersigned, H & S Fish Farms, Inc., a Mississippi corporation ("Maker"), hereby promises to pay to the order of Farm Fish, Inc., a Mississippi corporation, Jackson, Mississippi ("Payee") payable at Payee's office at 100 West Woodrow Wilson Blvd., Jackson, Mississippi 39213, in immediately available funds and in lawful coin or currency of the United States of America which shall be legal tender for payment of all debts and dues, public and private, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00), together with interest from and after the date hereof on the unpaid outstanding principal balance until paid in full at the rate of interest per annum set forth below.

     The following terms apply to this Note:

     1.  TERM.  The term of this Note shall be ten (10)  years  from the
date  hereof.   Final  maturity  of all interest and principal shall  be
________, 2010.

     2.  INTEREST.

          2.1 RATE. The principal balance under this Note, together with any interest due but unpaid, shall bear interest at an annualized rate equal to six (6 %) per annum; PROVIDED, HOWEVER, in no event shall the interest rate at any time exceed the maximum rate of interest allowable by law.

          2.2 INITIAL ACCRUAL DATE. Interest shall begin to accrue on the day and year first hereinabove written and shall accrue on the full amount of the unpaid principal balance hereunder.

          2.3 CALCULATION OF INTEREST. Interest shall be calculated on the basis of a 365 days per year factor applied to the actual days on which there exist an unpaid principal balance with accrued interest.

          2.4 DEFAULT RATE. From and after the occurrence of a default hereunder or an Event of Default under the Security Agreement, overdue payments of principal and (to the extent permitted by law) interest shall bear interest, from and after the date the same become due and payable, at an annual rate of four (4) percentage points above the prime rate of interest as announced from time to time by Trustmark National Bank or any successor thereof. Such interest shall continue to accrue until the obligations of Maker with respect to the default or Event of Default have been cured in full. Each change in the prime rate shall simultaneously change the default rate hereunder.

     3. MANDATORY PAYMENTS OF PRINCIPAL AND INTEREST. Unless accelerated pursuant to the terms hereof, the principal of this Note together with accrued and unpaid interest on the principal balance of this Note shall be due and payable in quarterly installments of $50,140.77 on the first day of January, April, July, and October during the term of this Note with the first payment being due _________, 2000.

     Any and all unpaid accrued interest and any outstanding principal balance shall be due and payable in full on ___________, 2010.

     5. LATE PAYMENT CHARGES. In the event that Maker is more than fifteen (15) days late in the payment of any portion of principal and interest hereunder as and when the same is or becomes due, Maker shall pay a late payment charge in the amount of four percent (4%) of the amount of any delinquency if such delinquency is not paid in full as and when each payment of principal and interest is due hereunder. Only one late payment charge may be charged with respect to any specific installment and no such late payment charge may be collected on a partial payment resulting solely from the deduction of a late payment charge from a regularly scheduled payment. In no event shall the late payment charge exceed the maximum rate allowable by law.

     6. COLLECTION FEES. In the event a default occurs in the timely payment of any portion of principal and interest hereon as and when the same is or becomes due and such payment is not made by Maker within twenty (20) days after written demand is given to Maker, and thereafter the same is placed in the hands of an attorney or agent for collection, or suit is brought on the same, or proceedings are had in bankruptcy, receivership, reorganization or other judicial proceedings for establishment or collection of any amount called for hereunder, or any amount payable or to be payable is collected through any such proceedings, Maker hereby agrees and promises to pay to Payee a reasonable amount for attorneys' or collection fees.

     7. SECURITY. Payee shall have a first position security interest in all of Maker's real property and equipment, as evidenced by that certain Deed of Trust and Security Agreement executed by Maker for the benefit of Payee of even date herewith ("Security Agreement"). Maker hereby covenant, promises, and agrees to execute any other documents to memorialize and protect Payee's security interest hereunder.

     8. PREPAYMENT. Maker shall have the privilege of prepaying the whole amount due hereunder or any portion thereof at any time before maturity without premium or penalty. All payments of principal and interest hereunder shall be first applied to accrued interest, if any, and then to principal.

     9. DEFAULT. The occurrence of any one or more of the following events shall constitute a default under this Note, whereupon Payee or any holder hereof may, at its, his or her option, exercise any or all rights, powers and remedies afforded under any loan, credit or security agreement with Payee, all other instruments evidencing, securing or guaranteeing this Note and by law, including the right to declare the unpaid balance of principal and accrued interest on this Note at once mature, due and payable in full and to offset against the amounts then owing under this Note or any and all monies, securities, notes and other properties of the Maker in the possession, custody or control of, or on deposit with, or otherwise pledged or owed to Payee or any other holder hereof, including, without limitation, all such monies, securities, notes and other properties held in general or special accounts or for safekeeping or as collateral or otherwise by Payee:

          (a) Maker shall fail to pay the principal and interest due under this Note as and when the same becomes due and payable and/or performable after giving effect to the thirty (30) day grace period for the payment of principal and interest hereunder, whether by acceleration or otherwise; or

          (b) any "Event of Default" under or pursuant to the Security Agreement or any other documents or agreements executed in connection with any outstanding monetary obligations or other material non-monetary obligations of Maker to Payee and any or all extensions or modifications of all such documents or agreements.

     10. NO WAIVER BY PAYEE. No delay or omission on the part of Payee, or any other holder, in exercising any right hereunder or related to the obligations evidenced hereby shall operate as a waiver of such right or of any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

     11. NO RIGHT OF SETOFF. Maker and all co-makers, sureties, endorsers, guarantors, or other parties, whether primarily or secondarily liable on this Note or the indebtedness evidenced hereby, covenant, promise and agree that none of them shall have any right to setoff any amounts due hereunder to Payee or any other holder of this Note for any alleged breach of any of Payee's representations or warranties or other obligations under that certain Asset Purchase Agreement by and between Payee and Maker dated July ___, 2000. Maker covenants and agrees that it shall unconditionally tender payment of all amounts due hereunder when such amounts are due without regard to any claimed right to setoff against Payee.

     12. WAIVER. Maker and all co-makers, sureties, endorsers, guarantors, or other parties of this Note hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or endorsement of this Note or their respective obligations hereon; consents to any extensions or postponements of the due date or time of payment hereof, or of any other indebtedness, with or without concurrence of the Maker, in whole or in part, without notice to the Maker, co-maker, surety, endorser, guarantor or other parties of this Note and without limitation as to the number of such extensions or the period or periods thereof; and consents to any substitution, exchange or release of collateral and/or to the addition or release of any other party or person whether primarily or secondarily liable. Each extension granted shall be noted by Payee or any holder referenced on the reverse side of this instrument with a new date or maturity clearly indicated.

     13. PARAGRAPH HEADINGS. Paragraph headings appearing in this Note are for convenience of reference only and shall not be used to interpret, expand or limit the meaning of any provision of this Note.

     14. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Mississippi and the United States of America as from time to time in effect. Mississippi shall be proper place of venue for suit hereon. The Maker and any and all co-makers, sureties, endorsers, guarantors and other parties under this
Note irrevocably agree that any legal proceeding in respect of this Note shall be brought in the appropriate courts of Mississippi or the United States District Court for that district.

     15. SUCCESSORS AND ASSIGNS. This Note and all the covenants and agreements contained herein shall be binding upon, and shall inure to the benefit of, the respective legal representatives, heirs, successors and assigns of Maker and Payee.

     16. SEVERABILITY. If any provision of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     17.  WAIVER  OF  JURY  TRIAL.   MAKER AND ALL CO-MAKERS,  SURETIES,
ENDORSERS, GUARANTORS AND ALL OTHER PARTIES UNDER THIS NOTE HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY.

     18. NOTICES TO MAKER. Any notice required by the terms of this Note to be given to the Maker shall be deemed given on the day actually delivered to the Maker or, if mailed, when deposited in the United States mail, postage prepaid, certified or registered mail, addressed to the Maker at _________________, _________, Mississippi _________ or at
such address as the Maker may, from time to time, specify in writing delivered to the Payee. Any such address change shall be effective ten
(10) days after actual receipt of such written notice by Payee.

     19. FEES. Upon demand, Maker agrees to pay all expenses directly relating to this Note or to be incurred in its servicing, including, but not limited to, reasonable attorneys' fees, filing and recording fees and insurance premiums.

     IN WITNESS WHEREOF, this Promissory Note has been executed by the undersigned as of the day and year first hereinabove written.

                         MAKER:
                         H & S Fish Farms, Inc.


                         By:________________________________

                         Name:___________________________
                         Title:____________________________


WITNESSED BY:


______________________________



STATE OF MISSISSIPPI

COUNTY OF HINDS

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ___ day of ________, 20__, within my jurisdiction, the within named ______________, who acknowledged that he is ____________ of H & S Fish Farms, Inc., a Mississippi corporation, and that for and on behalf of the said company, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said company so to do.

                    ________________________________
                         NOTARY PUBLIC
My commission expires:
____________________

Farm Fish, Inc.
As of _______, 2000
Page 1







                          As of _______, 2000



Farm Fish, Inc.
100 West Woodrow Wilson Blvd.
Jackson, Mississippi 39213

     Re:  Acquisition of  certain  property located in Humphreys County,
          Mississippi   commonly  known   as   the   ___________________
          (collectively, the "Property")

Ladies and Gentlemen:

     We have acted as counsel for H & S Fish Farms, Inc., a Mississippi corporation ("Buyer"), in connection the sale of the Property (the "Transaction") by Farm Fish, Inc., a Mississippi corporation ("Seller") to Buyer. The Transaction has been executed effective as of the date hereof (the "Effective Date").

     For purposes of this opinion letter, we have relied without independent investigation upon factual, and not legal, representations made by Buyer in the Transaction Documents and in the certificates of officers of Buyer as well as a review of the following instruments and documents:

     1. Asset Purchase Agreement between Seller and Buyer, dated as of the Effective Date ("Purchase Agreement").

     2. Lease Agreement, in the form attached to the Purchase Agreement to be executed by Buyer as tenant and Seller as landlord prior to the closing date of the Transaction ("Lease Agreement").

     3. Certificate of Buyer, dated as of the Effective Date, together with exhibits attached thereto.

     Exhibit A Certificate of Existence/Authority of Buyer, certified by the Secretary of State of Mississippi.

     Exhibit B Certificate of Incorporation of Buyer, as amended and certified by the Secretary of State of Mississippi.

     Exhibit C Bylaws of Buyer certified on behalf of Buyer as of the Effective Date.

Farm Fish, Inc.
As of _______, 2000
Page 2


     Exhibit D Resolutions of Buyer and its shareholders certified on behalf of Buyer as of the Effective Date.

     The instruments referred to in items 1 through 2 above are herein called the "Transaction Documents". The "Buyer Constituent Documents" (Item 3) are collectively referred to herein as "Constituent Documents".

     This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the American Bar Association Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The General Qualifications and Specific Legal Exclusions of the Accord apply to all the Opinions expressed herein. Except as otherwise indicated herein, capitalized terms used in this Opinion Letter are defined as set forth in the Accord or, if not defined in the Accord, the Transaction Documents.

     Based upon our examination of the foregoing and other matters of law or fact deemed appropriate to give the opinions contained herein and subject to the limitations and qualifications herein set forth, we are of the opinion that:

     a. Buyer is a corporation incorporated, legally existing and in good standing under the laws of the State of Mississippi and is qualified to transact business in the States of Mississippi. Buyer has the corporate power and authority to own its properties and to carry on its business as now being conducted. Buyer has all requisite corporate authority to execute and perform its obligations under the Transaction Documents to which it is a party. The individuals executing the Transaction Documents on behalf of Buyer have been duly authorized and empowered to do so.

     b. All necessary company or corporate action has been taken to authorize the execution, delivery and performance of the Transaction Documents by Buyer. All of the Transaction Documents have been duly executed and delivered to Buyer by Buyer, and no consents, permissions or authorizations are required from any other parties in connection with the execution and delivery of the Transaction Documents.

     c. No authorization, consent, approval or other action by, or filing with, any court or governmental authority of the State of Mississippi or the United States of America is required in connection with the execution and delivery by Buyer of the Transaction Documents. To the extent that the foregoing relates to any foreign jurisdiction (other than federal law and Mississippi law), we have not undertaken any investigation or review of the laws (statutory or otherwise) of any

Farm Fish, Inc.
As of _______, 2000
Page 3

non-Mississippi (other than federal) jurisdiction, and that Buyer is relying on other counsel with respect to such matters.

     d. The execution and delivery of the Transaction Documents by Buyer do not violate, conflict with, breach, or constitute (with due notice or lapse of time, or both) a default under any of the Constituent Documents.

     e. We have no Actual Knowledge of any actions, suits or proceedings (including, but not limited to, any bankruptcy proceeding) pending or threatened against Buyer which, if adversely determined, would result in any material adverse changes in the condition, financial or otherwise, of Buyer.

     The opinions expressed herein are qualified in the following areas:

     a. This opinion is limited in all respects to Federal laws and the laws of the State of Mississippi. We do not opine as to the laws of any other state. To the extent required by the opinions set forth herein, we have assumed that the courts will apply the laws of the State of Mississippi to the interpretation, construction and enforcement of the Transaction Documents.

     b. References herein to our Actual Knowledge and similar references shall mean the actual knowledge of (i) our attorneys substantially participating in the work of this firm with respect to the transactions evidenced or contemplated by the Transaction Documents, based solely upon our participation as counsel to Buyer, and (ii) our attorneys, if any, working on any litigation relating to Buyer and with respect to such groups referred to in (i) and (ii) without in any manner having conducted any independent investigations in respect of factual matters; however, we have no reason to believe that any of the factual matters are untrue.

     c. No opinion is expressed herein as to, and we have assumed for purposes of our opinions the due, valid and proper (i) formation of Seller, (ii) execution of the Transaction Documents by Seller were appropriate and fully authorized,(iii) performance of the obligations of Seller thereunder, and (iv) performance of all legal obligations of Seller. We also express no opinion, and have assumed for purposes of our opinion, that Seller has the authority to do business in the State of Mississippi and Seller has complied with all Legal Requirements applicable to Seller or any contract to which Seller is a party, including the Transaction Documents and payment of all applicable taxes by Seller.

     d. The opinions expressed herein are limited to matters of law and do not constitute any opinions as to, or representations regarding, matters of fact.

Farm Fish, Inc.
As of _______, 2000
Page 4


     e. We have not conducted any special or general investigation for the purposes of the opinions expressed herein, and have relied solely upon our examination of the Transaction Documents and such other matters and documents as are stated in this letter. We have made no independent verification of the matters stated to be assumed, and express no opinion in regard thereto, but have no actual knowledge to the contrary.

     f. Our opinion is given as of the date hereof, and we undertake no obligation to advise Seller of any state of facts, or changes in law, occurring after the date hereof which might affect our opinion. Only Seller and its successors and assigns (collectively, the "Opinion
Recipient") are entitled to rely upon or to assert any legal rights created by this opinion letter and the Opinion Recipient's reliance on the opinions expressed herein shall be only for the purpose contemplated by the Transaction Documents. This opinion letter may not be used or relied upon by any other person for any other purpose whatsoever without in each instance this firm's prior written consent. The opinions expressed herein do not create or establish an attorney-client relationship between this law firm, or any of its attorneys and Seller, and any such relationship is expressly disavowed. No opinion is rendered beyond the opinions herein expressly stated, and none may be inferred. The opinion expressed herein does not constitute a guarantee or insurance of the Transaction or any provisions of the Transaction Documents for any of the obligations or other matters referred to herein or therein.


                         Sincerely,

                         Frascogna & Courtney PLLC


                         By:__________________________________
                              Its: _________________, Member

Farm Fish, Inc.
As of _______, 2000
Page 1

                              CERTIFICATE


     This Certificate is made and delivered to Frascogna & Courtney PLLC ("Law Firm"), in connection with the delivery of that law firm's legal opinion (the "Opinion") to Seller, and it is intended that Law Firm will rely on this Certificate as to factual matters only in rendering the Opinion of even date herewith, a copy of which has been furnished to the undersigned, with regard to the instruments and documents listed therein (collectively, the "Documents"). It is also intended that the Opinion Recipient will rely on this Certificate in accepting the opinion and closing the Transaction.

     The undersigned ________ of H & S Fish Farms, Inc., a Mississippi corporation ("Buyer"), do hereby certify as follows:

     1. All representations and warranties of Buyer in the Documents are true and correct on and as of this date.

     2. No event has occurred and is continuing, or would result from the transactions provided for in the Documents, which has or would constitute a breach by Buyer of any of the terms of the Documents.

     3. The undersigned has reviewed the Documents and has had discussions with Law Firm concerning the contents of the representations and warranties contained in the Documents, and the content and substance of the Opinion to be rendered by Law Firm, and nothing came to the attention of the undersigned in such review or during such discussions which would, or could under any foreseeable circumstances, invalidate or bring into serious question the accuracy of such representations and warranties or the contents of the Opinion.

     4. The undersigned is the officer of Buyer which is the most familiar with the conduct of the Buyer's business, the execution and contents of its Transaction agreements, indentures, mortgages, deeds of trust and other similar agreements and instruments (collectively the "Material Agreements"), and the existence and contents of any judgments, orders, writs, injunctions, decrees, rules or regulations (collectively "Court Order") of any court or governmental department, commission, board, agency or instrumentality applicable to Buyer. Except for the Documents, Buyer is not a party or otherwise subject to any Material Agreement or Court Order, nor are any of its assets subject to a Material Agreement or Court Order which contains any restriction, covenant, prohibition or other term or provision by which entering into and performance of the Documents could either with notice, lapse of time or both, constitute a violation of, breach, conflict with or a default under the terms and provisions of any Material Agreement or Court Order.

     5. In the course of the review of the Documents, and the Opinion, no facts or circumstances have come to the attention of the undersigned, nor are the undersigned aware of any circumstances or facts which, while to their knowledge would not invalidate any of the above

Farm Fish, Inc.
As of _______, 2000
Page 2

statements, might warrant further investigation as to whether or not such matters might have a bearing on the accuracy or validity of such statements.

     6.   Attached  as  exhibits to the Certificate of Buyer  are  true, correct, complete copies, as amended, of the (i) Certificate of Formation [Incorporation], (ii) Operating Agreement [Bylaws], and (iii) consents and resolutions relating to its organization, current officers, directors and shareholders, sale of the Property and execution of the Documents. The undersigned hereby confirm that (a) there are no proceedings pending or threatened relating to, and no vote, consent or meeting has been taken or called for the purpose of, dissolving or liquidating Buyer and (b) such consents and resolutions are in full force and effect without any amendment(s) thereto or rescission thereof, in whole or in part.

     7. This Certificate is given after due consideration of the matters stated herein and the purpose for which this Certificate has been requested.


Dated: As of _______, 2000.


                         H & S Fish Farms, Inc.



                         By:_________________________________
                              _____________, President

Farm Fish, Inc.
As of _______, 2000
Page 1







                         As of __________, 2000



Farm Fish, Inc.
Attention:______________
100 West Woodrow Wilson Blvd.
Jackson, Mississippi 39213

     Re: $1,500,000 mortgage loan (the "Loan") made by Farm Fish, Inc., a Mississippi corporation ("Lender") to Borrower (as defined below) and secured by certain property located in Humphreys County, Mississippi commonly known as the ___________________ (collectively, the "Property")

Ladies and Gentlemen:

     We have acted as counsel for H & S Fish Farms, Inc., a Mississippi corporation ("Borrower"), in connection with the Loan from Lender to Borrower. The Loan has closed effective as of the date hereof (the "Closing Date").

     For purposes of this opinion letter, we have relied without independent investigation upon factual, and not legal, representations made by Borrower in the Loan Documents and in the attached Certificates as well as a review of the following instruments and documents:

     1. Asset Purchase Agreement between Seller and Buyer, dated as of ______, 2000 ("Purchase Agreement").

     2. Promissory Note, dated as of the Closing Date, executed by Borrower to the order of Lender in the original principal amount of $1,500,000.

     3. Deed of Trust and Security Agreement dated as of the Closing Date executed by Borrower in favor of Lender ("Deed of Trust").

     4. Receipt and Closing Certificate dated as of the Closing Date executed by Borrower in favor of Lender.

     5. UCC-1 Financing Statements executed by Borrower as debtor in favor of Lender as secured party to be filed in the following public offices:

Farm Fish, Inc.
As of _______, 2000
Page 2


          (a)  the Chancery Clerk of Humphreys County, Mississippi; and

          (b)  the Secretary of State of Mississippi.

     6. Certificate of Borrower, dated as of the Closing Date, together with exhibits attached thereto.

     Exhibit A Certificate of Existence/Authority of Borrower, certified by the Secretary of State of Mississippi.

     Exhibit B Certificate of Incorporation of Borrower, certified by the Secretary of State of Mississippi.

     Exhibit C Bylaws of Borrower certified on behalf of Borrower as of the Closing Date.

     Exhibit D Resolutions of Borrower certified on behalf of Borrower as of the Closing Date.

     The instruments referred to in items 1 through 5 above are herein called the "Loan Documents". The "Borrower Constituent Documents" (Item 6) are collectively referred to herein as "Constituent Documents". The instruments referred to in item 5 are herein referred to as the "Financing Statements".

     This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the American Bar Association Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The General Qualifications and Specific Legal Exclusions of the Accord apply to all the Opinions expressed herein. Except as otherwise indicated herein, capitalized terms used in this Opinion Letter are defined as set forth in the Accord or, if not defined in the Accord, the Loan Agreement.

     Based upon our examination of the foregoing and other matters of law or fact deemed appropriate to give the opinions contained herein and subject to the limitations and qualifications herein set forth, we are of the opinion that:

     a. Borrower is a corporation duly formed, legally existing and in good standing under the laws of the State of Mississippi and is qualified to transact business in the State of Mississippi. Borrower has the power and authority to own its properties and to carry on its business as now being conducted. Borrower has all requisite authority to execute and perform its obligations under the Loan Documents and Financing Statements to which it is a party.

     b. The individuals executing the Loan Documents on behalf of Borrower have been duly authorized and empowered to do so.


     c. All necessary company or corporate action has been taken to authorize the execution, delivery and performance of the Loan
Documents and Financing Statements by Borrower. All of the Loan Documents have been duly executed and delivered to Lender by Borrower, and no consents, permissions or authorizations are required from any other parties in connection with the execution and delivery of the Loan Documents.

     d. No authorization, consent, approval or other action by, or filing with, any court or governmental authority of the State of Mississippi or the United States of America is required in connection with the execution and delivery by Borrower of the Loan Documents and the Financing Statements.

     e. The Loan Documents are the legal, valid and binding obligations of Borrower enforceable in accordance with their terms to the extent such entity or person is a party thereto. The Note is secured by and entitled to the benefits and security of the Deed of Trust and the other Loan Documents. The Deed of Trust is in proper form for filing in the land records of Humphreys County Mississippi. The Note and the Deed of Trust contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Property of the benefits of the security, including realization by judicial or non-judicial foreclosure.

     f. The execution and delivery of the Loan Documents and Financing Statements by Borrower do not violate, conflict with, breach, or constitute (with due notice or lapse of time, or both) a default under (i) any of the Constituent Documents, (ii) any statute, regulation or rule, or to our Actual Knowledge, any judgment or decree, applicable to the Property, or (iii) any existing obligation of Borrower under any agreement specifically identified as a Material Agreement in the attached Certificates, and would not, except for liens created by the Loan Documents, result in the creation or imposition or the obligation to create or impose a lien upon any of the Property.

     g. We have no Actual Knowledge of any actions, suits or proceedings (including, but not limited to, any bankruptcy proceeding) pending or threatened against Borrower which, if adversely determined, would result in any material adverse changes in the condition, financial or otherwise, of Borrower.

     h. The provisions of the Loan Documents are sufficient to create in favor of Lender a security interest, pursuant to the terms and provisions thereof, in all right, title and interest of Borrower in those items and types of collateral described therein to the extent a security interest may be created under Article 9 of the Uniform Commercial Code as in effect in the State of Mississippi.

     i. The Financing Statements are in proper form for filing in the State of Mississippi. The description of the collateral set forth in the Financing Statements is sufficient to perfect a security interest in the items and types of collateral described therein to the extent the collateral is also described in all applicable Loan Documents and to the extent a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in the State of Mississippi.

     j. Upon filing of the Financing Statements with, and payment of all filing fees to, the the Mississippi Secretary of State and the Chancery Clerk of Humphreys County, Mississippi, which are the only proper places to file in Mississippi, such filings will be sufficient to perfect the security interest created by the Loan Documents in all right, title and interest of Borrower in those items and types of Property described in the Loan Documents in which a security interest may be perfected by filing of a financing statement under the Uniform Commercial Code as in effect in the States of Mississippi.

     k.        The  Loan,  as  made  pursuant  to the terms of the  Loan
Documents,  complies  with  applicable  Mississippi   usury  laws  which
includes Mississippi Code 1972 Annotated Section 75-17-1.

     l. Other than nominal recording fees, there are no recording or mortgage taxes payable in connection with the making of the Loan or actual recording of the Deed of Trust.

     The opinions expressed herein are qualified in the following areas:

     a. This opinion is limited in all respects to Federal laws and the laws of the State of Mississippi. We do not opine as to the laws of any other state. To the extent required by the opinions set forth herein, we have assumed that the courts will apply the laws of the State of Mississippi to the interpretation, construction and enforcement of the Loan Documents.

     b. We have made no examination and express no opinion whatsoever as to the title to, rights in or condition of any of the Property now or hereafter constituting a part of the security for the Loan Documents or as to the existence of any liens, security interests, charges, claims or encumbrances (collectively, "liens") on any of the Property, or with respect to the priority of any liens created by the Loan Documents. We understand that you are obtaining title insurance and UCC searches for assurances of this nature.

     c. We have made no examination and express no opinion whatsoever with respect to the application of or compliance with any Federal, state, municipal or other governmental statute, law, rule or regulation or other legal requirement relating to construction, use, occupancy, zoning, subdivision, land use, flood plain, conservation, health, safety or environmental protection or otherwise relating to development or operation of any of the Property.

     d. References herein to our Actual Knowledge and similar references shall mean the actual knowledge of (i) our attorneys substantially participating in the work of this firm with respect to the transactions evidenced or contemplated by the Loan Documents, based solely upon our participation as counsel to Borrower, and (ii) our attorneys, if any, working on any litigation relating to Borrower and with respect to such groups referred to in (i) and (ii) without in any manner having conducted any independent investigations in respect of factual matters; however, we have no reason to believe that any of the factual matters are untrue.

     e. In rendering the portion of the opinions expressed herein in paragraphs e and k above, we have assumed: (i) the Loan will be consummated and administered in accordance with the Loan Documents; (ii) each and every usury savings clause contained in the Loan Documents has been and will continue to be complied with and such clauses will be held to be valid, binding and enforceable by all applicable judicial authority; (iii) no fees, deposits, late charges, sums or other benefits, whether direct or indirect, have been paid or received, or are, or may be, payable or receivable by Lender, or any other party, except as expressly mentioned in the Loan Documents, and none of the same shall be considered to be "interest" or otherwise for the use, forbearance or detention of money; (iv) any fees which have been or may be paid to Lender, or any other party, including, but not limited to, commitment fees, inspection fees, appraisal fees, recording fees and attorneys' fees are, or will be, reasonable compensation for services actually rendered, and are not sums paid for the use, forbearance or detention of money, (v) if, and to the extent, any fees including but not limited to commitment fees are interest, such "interest" will be treated in accordance with the usury savings clauses in the Loan Documents if such "interest" would otherwise cause the Loan to be usurious, and (vi) any prepayment fee will not be considered "interest" or otherwise for the use, forbearance or detention of money.

     f. We express no opinion on or concerning any environmental laws or the environmental or structural condition of any of the Property or with respect to any activities relating thereto.

     g. The opinions expressed in paragraphs e, h, i, and j above are subject to (i) the rights of the United States under the Federal Tax Lien Act of 1966, as amended, (ii) applicable bankruptcy, receivership, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, (iii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and (iv) standards of commercial reasonableness. No opinion is expressed as to the enforceability of any provisions which purport to: (a) confer self-help or equitable remedies, such as specific performance and injunctive relief; (b) establish evidentiary standards for suits or proceedings;
(c) waive the legal rights of any party in advance; (d) alter the statute of limitation for commencing legal actions in any manner, (e) permit Lender to accelerate the maturity of the indebtedness evidenced and governed by the Loan Documents without notice to Borrower or any other obligor or guarantor, if any, that is a signatory to or bound by the Loan Documents; (f) allow or authorize the delay or omission of enforcement of remedies and indemnity or consent judgments; (g) restrict or prohibit the transfer of title to or further encumbrance of the Property or to permit Lender to

Farm Fish, Inc.
As of _______, 2000
Page 3

charge a transfer or assumption fee or to accelerate the maturity of the indebtedness which is the subject of the Loan Documents upon the occurrence of any such transfer or encumbrance; (h) provisions relating to the appointment of a receiver, to the extent the appointment of a receiver is governed by applicable statutory requirements and to the extent any such provision of the Loan Documents may not be in compliance with any statutory requirements; (i) avoid the doctrine of a mortgagee-in-possession; (j) establish as to third parties nonculpability for actions taken by or on behalf of Lender; (k) collaterally assign or license leases and rents prior to the time that Lender obtains possession of the Property through foreclosure of the liens against, or receivership for, the Property or takes some action which is judicially deemed to be the equivalent thereof; (l) allow Lender to take possession of any collateral for the Loan prior to a valid foreclosure upon such collateral; (m) authorize Lender to act as attorney-in-fact for Borrower or any other entity or person; or (n) select or designate pursuant to a "venue" provision the procedural laws of a particular jurisdiction. The opinion expressed in paragraph e above as to the enforceability of the Loan Documents is further subject to the qualification that the enforceability of certain of the remedial, waiver and other provisions of the Loan Documents are further limited by certain municipal, federal and state, public policy, as well as all governmental and quasi-governmental authorities, rules and regulations with power over or applicability to Borrower, the Property or the Lender; however, such additional laws do not, in our opinion, substantially interfere with the ultimate realization of the practical benefits expressed in the Loan Documents, except for the economic consequences of any procedural delay which may result from such laws.

     h. With respect to paragraphs h, i and j above, we do not express or imply any opinion as to:

          i. The creation, perfection or priority of any purported security interest in any property except as expressly stated in this opinion. Insofar as the opinions set forth in this opinion letter relate to the creation, perfection and effect of perfection or non-perfection of a security interest, they are limited to collateral consisting of personal property which is governed under the Uniform Commercial Code as in effect in the State of Mississippi. We understand that Lender has specifically acknowledged that perfection of security interests in certain of the Collateral under the Loan Documents as they may relate to the Louisiana Loan requires filing in a foreign (non-Mississippi) jurisdiction and that Lender is obtaining and relying on other counsel and separate assurances with respect to all such matters and jurisdictions.

          ii. The opinions given above as to the creation of security interests do not cover real property and other property transactions excluded from the coverage of the Uniform Commercial Code as in effect in the State of Mississippi.

          iii. The existence, perfection and/or priority of any lien which may be perfected other than by the filing of a Financing Statement under Article 9 of the Uniform Commercial Code as in effect in the State of Mississippi as of the date hereof. Moreover, we specifically have made no investigation or review of the Federal Tax Lien, Lis Pendens and Construction Liens Books in the offices of the Chancery Clerk of Humphreys County, Mississippi or the Judgment roll in the offices of the Circuit Clerk of Humphreys County, Mississippi.

          iv. The effect on the security interest created in the Loan Documents of any future occurrence of events contemplated by, and the limitations imposed under, Section 9-307(3) (sales other than in the ordinary course of materials or services) and Section 9-301(4) (rights of lien creditors) of the Uniform Commercial Code as adopted and in effect in the State of Mississippi. In addition, under certain circumstances, described in Section 9-306 of the Mississippi Uniform Commercial Code, the right of a secured party to enforce a perfected security interest in the proceeds of all or any portion of the Property may be limited.

          v. The state of title to any property covered by the Loan Documents or the existence or priority of any lien, collateral interest, security interest or other encumbrance affecting the property covered by the Loan Documents. We express no opinion as to Borrower's right, title or interest in or to any Property or as to the priority of any of the security interests created by the Loan Documents or any other security interests. We have not made any examination of title to any property covered by the Loan Documents and understand that you are relying on other evidence of title to the extent you deem appropriate.

          vi.  The value of the Property covered by the Loan Documents.

          vii. The rights of holders of collateral interest in goods that are or become fixtures under applicable Mississippi law.

          viii.The creation or perfection of any security interest in fixtures or vehicles or in copyrights, literary property rights, patents or trademarks or rights or licenses thereunder.

          ix. The creation or perfection of any security interest in any interest in or claim in or under any policy of insurance.

          x. The perfection of security interests may be terminated as to any Property acquired by Borrower more than four (4) months after Borrower changes

Farm Fish, Inc.
As of _______, 2000
Page 4

its name, identity or corporate structure so as to make the Financing Statements referred to above seriously misleading (within the meaning of Section 9-402(7) of the Mississippi Uniform Commercial Code) unless new, appropriate financing statements indicating the new name, identity or corporate structure of Borrower, as the case may be, are properly filed before the expiration of such four-month period and all fees in connection therewith are paid. The perfection of security interests in accounts, including receivables, general intangibles and certain other Property may be terminated if Borrower changes its principal place of business or its chief executive office to a location outside Humphreys County, Mississippi.

     i. In reaching the conclusions expressed in paragraphs h, i, and j above, we have specifically assumed the following:

          i. None of the Property consists or will consist of consumer goods, farm products, crops, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof, beneficial interests in a trust or a decedent's estate, letters of credit or items which are subject to a statute or treaty of the United States which provides for national or international registration or national or international certificate of title for the perfection of a security interest therein or which specifies a place of filing different from that specified in the Uniform Commercial Code for filing to perfect such a security interest;

          ii. None of Property consists of goods which are mobile in nature;

          iii. None of the Property consists of accounts or general intangibles which are or will be due from the United States or any state of the United States or any agency or department of the United States or of any state. The grant of and realization on security interests in governmental licenses, permits, authorizations and other rights, in contracts with governments or governmental instrumentalities, commission, boards or agencies and in the proceeds thereof are or may be subject to restrictions or limitations set forth therein or in applicable statutes, laws, rules or regulations, and we express no opinion as to the creation or perfection of security interests in such rights, contracts or proceeds;

          iv.  Borrower's ownership of the Property;

          v.   To  the  extent  the Property  is  currently  located  in
               Mississippi, it will remain located only within the geographical confines of the First Judicial District of Humphreys County, Mississippi and that Borrower's executive offices and principal place of business is in Humphreys County, Mississippi;

Farm Fish, Inc.
As of _______, 2000
Page 5

insofar as perfection in assets not located within Humphreys County, Mississippi, we hereby exclude and disclaim any and all opinions and/or representations concerning the effect of the laws of such other jurisdictions;

          vi. The solvency of Borrower and the fairness and adequacy of the consideration and value received by Borrower in the transactions contemplated by the Loan Documents;

          vii. The validity, sufficiency, completeness and accuracy of all legal descriptions referenced in the Loan Documents to be recorded.

     j. Pursuant to the Mississippi Uniform Commercial Code continuation statements are required from time to time to be filed in order to preserve and continue the effectiveness of the security interests as valid, perfected security interests securing the Loan.

     k. No opinion is expressed herein as to, and we have assumed for purposes of our opinions the due, valid and proper (i) formation of Lender, (ii) execution of the Loan Documents by Lender were appropriate and fully authorized,(iii) performance of the obligations of Lender thereunder, and (iv) performance of all legal obligations of Lender. We also express no opinion, and have assumed for purposes of our opinion, that Lender has the authority to do business in the State of Mississippi and Lender has complied with all Legal Requirements applicable to Lender or any contract to which Lender is a party, including the Loan Documents and payment of all applicable taxes by Lender.

     l. The opinions expressed herein are limited to matters of law and do not constitute any opinions as to, or representations regarding, matters of fact. Particularly, we express no opinion as to (i) the financial ability of Borrower to perform or satisfy Borrower's obligations under the Loan Documents, (ii) the truthfulness or accuracy of any applications, reports, plans, documents, financial statements or other matters furnished or to be furnished to Lender by or on behalf of Borrower to Lender in the Loan Documents, or any other documents executed in connection with the Loan.

     m. We have not conducted any special or general investigation for the purposes of the opinions expressed herein, and have relied solely upon our examination of the Loan Documents and such other matters and documents as are stated in this letter. We have made no independent verification of the matters stated to be assumed, and express no opinion in regard thereto, but have no actual knowledge to the contrary.

     n. Our opinion is given as of the date hereof, and we undertake no obligation to advise Lender of any state of facts, or changes in law, occurring after the date hereof which might affect our opinion. Only Lender and any successors or assignees of Lender (and any purchaser of the Loan) (collectively, the "Opinion Recipients") are entitled to rely upon or to assert any legal rights created by this opinion letter and the Opinion Recipients' reliance on the opinions expressed herein

Farm Fish, Inc.
As of _______, 2000
Page 6

shall be only for the purpose contemplated by the Loan Documents. This opinion letter may not be used or relied upon by any other person for any other purpose whatsoever without in each instance this firm's prior written consent. The opinions expressed herein do not create or establish an attorney-client relationship between this law firm, or any of its attorneys and Lender, and any such relationship is expressly disavowed. No opinion is rendered beyond the opinions herein expressly stated, and none may be inferred. The opinion expressed herein does not constitute a guarantee or insurance of the Loan or any provisions of the Loan Documents or security for any of the obligations or other matters referred to herein or therein.

                         Sincerely,

                         Frascogna & Courtney PLLC


                         By:__________________________________
                              Its: _________________, Member

Farm Fish, Inc.
As of _______, 2000
Page 1

                              CERTIFICATE


     This Certificate is made and delivered to Frascona & Courtney PLLC ("Law Firm"), and Farm Fish, Inc., a Mississippi corporation ("Lender") in connection with the delivery of that law firm's legal opinion (the "Opinion") to Lender, and it is intended that Law Firm will rely on this Certificate as to factual matters only in rendering the Opinion of even date herewith, a copy of which has been furnished to the undersigned, with regard to the instruments and documents listed therein (collectively, the "Documents"). It is also intended that the Opinion Recipients will rely on this Certificate in accepting the opinion and closing the Loan.

     The undersigned _______________, as the _______ of H & S Fish Farms, Inc., a Mississippi corporation ("Borrower"), does hereby certify as follows:

     1. All representations and warranties of Borrower in the Documents are true and correct on and as of this date. [Manager is the sole "manager" designated by Borrower's Operating Agreement and no action has been initiated in any manner to remove Manager as the "manager" of Borrower.]

     2. No event has occurred and is continuing, or would result from the transactions provided for in the Documents, which has or would constitute a breach by Borrower of any of the terms of the Documents.

     3. The undersigned has reviewed the Documents and has had discussions with Law Firm concerning the contents of the representations and warranties contained in the Documents, and the content and substance of the Opinion to be rendered by Law Firm, and nothing came to the attention of the undersigned in such review or during such discussions which would, or could under any foreseeable circumstances, invalidate or bring into serious question the accuracy of such representations and warranties or the contents of the Opinion.

     4. The undersigned is the officer of Borrower which is the most familiar with the conduct of the Borrower's business, the execution and contents of its loan agreements, indentures, mortgages, deeds of trust and other similar agreements and instruments (collectively the "Material Agreements"), and the existence and contents of any judgments, orders, writs, injunctions, decrees, rules or regulations (collectively "Court Order") of any court or governmental department, commission, board, agency or instrumentality applicable to Borrower. Except for the Documents, Borrower is not a party or otherwise subject to any Material Agreement or Court Order, nor are any of its assets subject to a Material Agreement or Court Order which contains any restriction, covenant, prohibition or other term or provision by which entering into and performance of the Documents or pledging of any of the Property as security for the Loan could either with notice, lapse of time or both, constitute a violation of, breach, conflict with or a default under the terms and provisions of any Material Agreement or Court Order.

     5. In the course of the review of the Documents, and the Opinion, no facts or circumstances have come to the attention of the undersigned, nor are the undersigned aware of any

Farm Fish, Inc.
As of _______, 2000
Page 2

circumstances or facts which, while to their knowledge would not invalidate any of the above statements, might warrant further investigation as to whether or not such matters might have a bearing on the accuracy or validity of such statements.

     6. Attached as exhibits to the Certificate of Borrower are true, correct, complete copies, as amended, of the (i) certificate of incorporation, (ii) bylaws, and (iii) consents and resolutions relating to its organization, current officers, acquisition of the Property and execution of the Documents. The undersigned hereby confirm that (a) there are no proceedings pending or threatened relating to, and no vote, consent or meeting has been taken or called for the purpose of, dissolving or liquidating Borrower and (b) such consents and resolutions are in full force and effect without any amendment(s) thereto or rescission thereof, in whole or in part.

     7. This Certificate is given after due consideration of the matters stated herein and the purpose for which this Certificate has been requested.


Dated: As of _________, 2000.


                         H & S Fish Farms, Inc.


                         By:_________________________________
                              Its: _______________________

Farm Fish, Inc.
As of _______, 2000
Page 5

                  EXHIBIT 3.6(A) - CONTRACTS SCHEDULE

None

Farm Fish, Inc.
As of _______, 2000
Page 6

                  EXHIBIT 3.12(A) - CURRENT EMPLOYEES


See attached.

Farm Fish, Inc.
As of _______, 2000
Page 7

                            Farm Fish, Inc.
                             Employee List

Elizabeth Ables

Marcus Anderson

Floyd Banks

David Banks

James Clark

Buster Davis

Ed Dew

Jayne Dew

Floyd Dixon

Herbert Ginn

Roosevelt Hill

Neal Hisaw

Sammie Johnson

Roy Lee

Sammy Luke

Nate McGinnis

Randy Miles

James Shiers

Daniel Steward

Leroy Williams

Farm Fish, Inc.
As of _______, 2000
Page 7

                 EXHIBIT 4.3 - NO CONSENT OR VIOLATION

None.

Farm Fish, Inc.
As of _______, 2000
Page 8

               EXHIBIT 7.1 - SELLER'S CLOSING CERTIFICATE

See attached.

Farm Fish, Inc.
As of _______, 2000
Page 9


               COMPLIANCE CERTIFICATE OF FARM FISH, INC.


     This Compliance Certificate ("Certificate") dated as of _________ (the "Closing Date") is delivered pursuant to Section 7.1 of that certain Asset Purchase Agreement dated as of July ___, 2000 between H & S Fish Farms, Inc., a Mississippi corporation ("Buyer") and Farm Fish, Inc., a Mississippi corporation ("Seller") (the "Purchase Agreement").

     The undersigned, _______________, who is __________ of Seller hereby certifies to Buyer as follows:

     1. Each of the representations and warranties made by Seller in the Purchase Agreement is true and correct in all material respects on and as of the Closing Date with the same effect as if such representations and warranties had been made or given on and as of the Closing Date (except for any changes permitted by the terms of the Purchase Agreement or consented to in writing by Buyer).

     2. Seller has performed and complied in all material respects with all of Seller's obligations under the Purchase Agreement which are to be performed or complied with on or prior to the Closing Date.

     3. All conditions precedent to Seller's obligations under the Purchase Agreement have either been satisfied or waived by Seller.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _________________.

                         Farm Fish, Inc.

                         By:_________________________________
                         Name:_______________________________
                         Title:________________________________

Farm Fish, Inc.
As of _______, 2000
Page 9

               EXHIBIT 7.6 - SELLER OFFICER'S CERTIFICATE

See Attached.

Farm Fish, Inc.
As of _______, 2000
Page 1

                            FARM FISH, INC.
                        CERTIFICATE OF SECRETARY

     The undersigned, being the Secretary of Farm Fish, Inc., a Mississippi corporation ("Seller"), hereby certifies to H & S Fish Farms, Inc., a Mississippi corporation ("Buyer") that:

     1) Attached hereto as Exhibit A is a true, correct and complete copy of Seller's Articles of Incorporation as in effect and as certified by the Secretary of State of Mississippi on
          ______________.

     2) Attached hereto as Exhibit B is a Certificate of Existence/Authority of Seller issued by the Secretary of State of Mississippi on _____________.

     3) No suit, action or other proceeding for the dissolution, liquidation or termination of Seller has been instituted or is threatened.

     4) There have been no amendments or other documents affecting or altering Seller's Articles of Incorporation since the date of the certification referred to in Item 1 above. Seller has, since the respective date of the certificates referred to in Items 2 and 3, through the date hereof, remained in good standing under the laws of the State of Mississippi.

     5) Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of Seller as of the date hereof and the same as was in effect immediately prior to the adoption of the resolutions referred to in Item 6 below. Such Bylaws have not been altered or amended and has been in full force and effect at all times since the adoption of such resolutions through the date hereof.

     6) Attached hereto as Exhibit D is a true, correct and complete copy of the resolutions of the Board of Directors validly adopted as of ______ which approved that certain Asset Purchase Agreement dated as of June ___, 2000 and transactions contemplated therein. Said corporate action was duly taken, has been since adoption and is now in full force and effect and has not been modified in any respect.

Farm Fish, Inc.
As of _______, 2000
Page 2


     7) The following persons have been elected, have duly qualified and on the date hereof are officers of Seller holding the offices set opposite their names and the signatures set opposite their names are their genuine signatures:

     NAME                Title               SIGNATURE

     ___________________ __________________  __________________


     ___________________ __________________  __________________

     8) This Certificate is made and delivered for the benefit of Buyer and Forman, Perry, Watkins, Krutz & Tardy, PLLC, and each is entitled to rely on the warranties, representation and facts set forth herein.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of ___________, 20__.


                              Farm Fish, Inc.


                              By:_________________________________
                              Name:____________________________
                              Title:_____________________________

Farm Fish, Inc.
As of _______, 2000
Page 11

                    EXHIBIT 7.7 - CLOSING DOCUMENTS

See Attached.

Farm Fish, Inc.
As of _______, 2000
Page 12



Indexing Instructions:

To the Chancery Clerk of Humphreys County, Mississippi:
The real property described
herein is situated in the ____________ Quarter of Section ___, Township _________,
Range _______ of Humphreys County, Mississippi.


                         GENERAL WARRANTY DEED

     FOR AND IN CONSIDERATION of TEN DOLLARS ($10.00) cash in hand paid,

and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Farm Fish, Inc., a Mississippi corporation ("Grantor"), does hereby grant, bargain, sell, convey and generally warrant unto H & S Fish Farms, Inc., a Mississippi corporation

("Grantee"), certain land and real property lying and being situated in

Humphreys County, Mississippi, more particularly described on EXHIBIT

"A", attached hereto and incorporated herein by reference, together,

with all improvements, tenements, hereditaments and appurtenances relating or belonging thereto and all rights, title and interests of

Grantor in and to any and all roads, easements, streets and ways within,

adjacent or contiguous thereto.

     In addition, this conveyance is made and accepted subject to all matters set forth in EXHIBIT "B" attached hereto and incorporated herein by reference.  The real property taxes relating to the property conveyed by this General Warranty Deed have been prorated as of the date hereof.

Therefore, upon the execution of this General Warranty Deed, Grantee specifically assumes any and all tax liability of any kind associated with said property.

     IN WITNESS WHEREOF, Grantor has executed this General Warranty Deed as of the ______ day of __________, 20__.

Farm Fish, Inc.
As of _______, 2000
Page 13

                              GRANTOR:

                              Farm Fish, Inc.


                              By:_______________________________________
                              Name:__________________________
                              Title:___________________________


GRANTOR ADDRESS:                   GRANTEE ADDRESS:


Farm Fish, Inc.                    H & S Fish Farms, Inc.
Attention:______________                Attention: _____________
100 West Woodrow Wilson Blvd.      _________________________
Jackson, Mississippi 39213              _________________________
Telephone: ____________                 __________, Mississippi ______
                                   Telephone: ________________


Prepared by and return to:

Steven M. Hendrix
Forman, Perry, Watkins, Krutz & Tardy, PLLC
Post Office Box 22608
Jackson, Mississippi  39225-2608
Telephone: (601) 960-8600
Facsimile: (601) 960-8609

Farm Fish, Inc.
As of _______, 2000
Page 14


STATE OF MISSISSIPPI
COUNTY OF ____________

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _________, 2000, within my jurisdiction, the within named ____________, who acknowledged that he is _________ of Farm Fish, Inc., a Mississippi corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                   ____________________________________
                                   NOTARY PUBLIC

MY COMMISSION EXPIRES:

____________________

Farm Fish, Inc.
As of _______, 2000
Page 15


                              Exhibit "A"

Farm Fish, Inc.
As of _______, 2000
Page 16


                              Exhibit "B"

Farm Fish, Inc.
As of _______, 2000
Page 1



                  ASSIGNMENT AND ASSUMPTION AGREEMENT
                   AND SPECIAL WARRANTY BILL OF SALE

     This ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE
("Assignment"), is made by and between Farm Fish, Inc., a Mississippi corporation ("Assignor") and H & S Fish Farms, Inc., a Mississippi corporation ("Assignee").

                          W I T N E S S E T H:

     WHEREAS, by Asset Purchase Agreement ("Purchase Agreement") dated as of July __, 2000, by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain assets and Assignee agreed to assume certain liabilities as more particularly described in the Purchase Agreement; and

     WHEREAS, the Purchase Agreement provides, INTER ALIA, that Assignor shall assign to Assignee certain contractual and other intangible rights, that Assignee shall assume certain of the obligations of Assignor with respect to the property so assigned from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties intending to be legally bound hereto hereby agree as follows:

     1. ASSIGNMENT. Assignor hereby sells, conveys, assigns, sets over and transfers to Assignee all of Assignor's right, title and interest in and to the following (collectively called the "Personal Property"):

               (i) The items of personal property described on EXHIBIT A hereto;

               (ii) The interest of Assignor under the contracts and agreements described on EXHIBIT B hereto; and

               (iii) Those certain liabilities and obligations of Assignor described in Section 1.1 of the Purchase Agreement, but excluding all other liabilities and obligations of Assignor.

     2. ASSIGNEE'S ASSUMPTION AND INDEMNIFICATION. Assignee hereby assumes the obligation to perform and/or pay any and all Liabilities and Obligations relating in any manner to the Assumed Liabilities, including, without limitation, all Liabilities and Obligations arising or accruing under any of the property described in PARAGRAPH 1 above on or after the effective date hereof.

Farm Fish, Inc.
As of _______, 2000
Page 2


     3. LIABILITIES NOT ASSUMED. Except for the Assumed Liabilities, Assignee is not assuming any Liabilities or Obligations of Assignor in any manner.

     4. EXCLUDED ASSETS. Nothing contained herein shall be deemed to convey any right, title or interest of Assignor in or to any of the Excluded Assets.

     5. SPECIAL WARRANTY OF TITLE. Assignor does hereby bind itself, its legal representatives, successors and assigns, to SPECIALLY WARRANT, and FOREVER DEFEND title to the property conveyed hereby unto Assignee, its legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim same or any part thereof, by, through or under Assignor, but not otherwise.

     6. MISCELLANEOUS. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Purchase Agreement, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of Mississippi applicable to agreements made and to be wholly performed within said State, and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith. Initial capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

     7. DISCLAIMER OF WARRANTIES. ASSIGNOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY OF THE PROPERTY CONVEYED HEREBY OR ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. BY ITS ACCEPTANCE OF THIS ASSIGNMENT, ASSIGNEE ACKNOWLEDGES THAT IT HAS FULLY INSPECTED THE PROPERTY CONVEYED HEREBY AND THAT IT ACCEPTS THE PROPERTY CONVEYED HEREBY IN ITS PRESENT USED AND "AS IS" CONDITION. ASSIGNEE ACKNOWLEDGES AND BY REFERENCE INCORPORATES THE PROVISIONS OF ARTICLE 4 OF THE PURCHASE AGREEMENT. IN ADDITION, THE OBLIGATIONS AND LIABILITIES OF ASSIGNOR AND ASSIGNEE HEREUNDER ARE SUBJECT TO THE LIMITATIONS AND PROVISIONS OF SECTION 11.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE PURCHASE AGREEMENT.

Farm Fish, Inc.
As of _______, 2000
Page 3

     EXECUTED TO BE EFFECTIVE as of the ____ day of _________, 2000.

                              ASSIGNOR:

                              FARM FISH, INC.


                              By:______________________________
                              Name:__________________________
                              Title:____________________________



                              ASSIGNEE:

                              H & S FISH FARMS, INC.


                              By:________________________________
                              Name:_____________________________
                              Title:______________________________

Farm Fish, Inc.
As of _______, 2000
Page 10

               EXHIBIT 8.3 - BUYER'S CLOSING CERTIFICATE

See Attached.

Farm Fish, Inc.
As of _______, 2000
Page 11

                         H & S FISH FARMS, INC.
                         CERTIFICATE OF OFFICER

     The undersigned, being the _____________ of H & S Fish Farms, Inc., a Mississippi corporation ("Buyer"), hereby certifies to Farm Fish, Inc., a Mississippi corporation and its successors and assigns
("Seller") that:

     1) Attached hereto as Exhibit A is a true, correct and complete copy of Buyer's Articles of Incorporation as in effect and as certified by the Secretary of State of Mississippi on
          ______________.

     2) Attached hereto as Exhibit B is a Certificate of Existence/Authority of Buyer issued by the Secretary of State of Mississippi on _____________.

     3) No suit, action or other proceeding for the dissolution, liquidation or termination of Buyer has been instituted or is threatened.

     4) There have been no amendments or other documents affecting or altering Buyer's Articles of Incorporation since the date of the certification referred to in Item 1 above. Buyer has, since the respective date of the certificates referred to in Items 2 and 3, through the date hereof, remained in good standing under the laws of the State of Mississippi.

     5) Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of Buyer as of the date hereof and the same as was in effect immediately prior to the adoption of the resolutions referred to in Item 6 below. Such Bylaws have not been altered or amended and has been in full force and effect at all times since the adoption of such resolutions through the date hereof.

     6) Attached hereto as Exhibit D is a true, correct and complete copy of the resolutions of the Board of Directors validly adopted as of ______ which approved that certain Asset Purchase Agreement dated as of June ___, 2000 and transactions contemplated therein. Said corporate action was duly taken, has been since adoption and is now in full force and effect and has not been modified in any respect.

Farm Fish, Inc.
As of _______, 2000
Page 2


     7) The following persons have been elected, have duly qualified and on the date hereof are officers of Buyer holding the offices set opposite their names and the signatures set opposite their names are their genuine signatures:

     Name                Title               Signature

     ___________________ __________________  ____________________


     ___________________ __________________  ____________________

     8) This Certificate is made and delivered for the benefit of Seller, Frascogna & Courtney, and each is entitled to rely on the warranties, representation and facts set forth herein.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of __________, 20__.


                              H & S Fish Farms, Inc.


                              By:________________________________
                              Name:____________________________
                              Title:_____________________________

Farm Fish, Inc.
As of _______, 2000
Page 11

                         EXHIBIT 8.6 - OPINIONS

See Attached

H & S Fish Farms, Inc.
As of ________, 2000
Page 1







                          As of _______, 2000



H & S Fish Farms, Inc.
_________________________
_________________________

     Re:  Sale   of   certain  property  located  in  Humphreys  County,
          Mississippi  commonly   known   as   the   ___________________
          (collectively, the "Property")

Ladies and Gentlemen:

     We have acted as counsel for Farm Fish, Inc., a Mississippi corporation ("Seller"), in connection the sale of the Property (the "Transaction") by Seller to H & S Fish Farms, Inc., a Mississippi corporation ("Buyer"). The Transaction has been executed effective as of the date hereof (the "Effective Date").

     For purposes of this opinion letter, we have relied without independent investigation upon factual, and not legal, representations made by Seller in the Transaction Documents and in the certificates of officers of Seller as well as a review of the following instruments and documents:

     1. Asset Purchase Agreement between Seller and Buyer, dated as of the Effective Date ("Purchase Agreement").

     2. Lease Agreement, in the form attached to the Purchase Agreement to be executed by Buyer as tenant and Seller as landlord prior to the closing date of the Transaction ("Lease Agreement").

     3. Certificate of Seller, dated as of the Effective Date, together with exhibits attached thereto.

     Exhibit A Certificate of Existence/Authority of Seller, certified by the Secretary of State of Mississippi.

     Exhibit B Certificate of Incorporation of Seller, as amended and certified by the Secretary of State of Mississippi.

     Exhibit C Bylaws of Seller certified on behalf of Seller as of the Effective Date.

H & S Fish Farms, Inc.
As of ________, 2000
Page 2


     Exhibit D Resolutions of Seller and its shareholders certified on behalf of Seller as of the Effective Date, including a certified tally of the shareholder vote.

     The instruments referred to in items 1 through 2 above are herein called the "Transaction Documents". The "Seller Constituent Documents" (Item 3) are collectively referred to herein as "Constituent Documents".

     This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the American Bar Association Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The General Qualifications and Specific Legal Exclusions of the Accord apply to all the Opinions expressed herein. Except as otherwise indicated herein, capitalized terms used in this Opinion Letter are defined as set forth in the Accord or, if not defined in the Accord, the Transaction Documents.

     Based upon our examination of the foregoing and other matters of law or fact deemed appropriate to give the opinions contained herein and subject to the limitations and qualifications herein set forth, we are of the opinion that:

     a. Seller is a corporation incorporated, legally existing and in good standing under the laws of the State of Mississippi and is qualified to transact business in the States of Mississippi. Seller has the corporate power and authority to own its properties and to carry on its business as now being conducted. Seller has all requisite corporate authority to execute and perform its obligations under the Transaction Documents to which it is a party. The individuals executing the Transaction Documents on behalf of Seller have been duly authorized and empowered to do so.

     b. All necessary company or corporate action has been taken to authorize the execution, delivery and performance of the Transaction Documents by Seller. All of the Transaction Documents have been duly executed and delivered to Buyer by Seller, and no consents, permissions or authorizations are required from any other parties in connection with the execution and delivery of the Transaction Documents.

     c. No authorization, consent, approval or other action by, or filing with, any court or governmental authority of the State of Mississippi or the United States of America is required in connection with the execution and delivery by Seller of the Transaction Documents. To the extent that the foregoing relates to any foreign jurisdiction (other than federal law and Mississippi law), we have not undertaken any investigation or review of the laws (statutory or otherwise) of any

H & S Fish Farms, Inc.
As of ________, 2000
Page 3

 non-Mississippi (other than federal) jurisdiction, and that Seller is relying on other counsel with respect to such matters.

     d. The execution and delivery of the Transaction Documents by Seller do not violate, conflict with, breach, or constitute (with due notice or lapse of time, or both) a default under any of the Constituent Documents.

     e. We have no Actual Knowledge of any actions, suits or proceedings (including, but not limited to, any bankruptcy proceeding) pending or threatened against Seller which, if adversely determined, would result in any material adverse changes in the condition, financial or otherwise, of Seller.

     The opinions expressed herein are qualified in the following areas:

     a. This opinion is limited in all respects to Federal laws and the laws of the State of Mississippi. We do not opine as to the laws of any other state. To the extent required by the opinions set forth herein, we have assumed that the courts will apply the laws of the State of Mississippi to the interpretation, construction and enforcement of the Transaction Documents.

     b. References herein to our Actual Knowledge and similar references shall mean the actual knowledge of (i) our attorneys substantially participating in the work of this firm with respect to the transactions evidenced or contemplated by the Transaction Documents, based solely upon our participation as counsel to Seller, and (ii) our attorneys, if any, working on any litigation relating to Seller and with respect to such groups referred to in (i) and (ii) without in any manner having conducted any independent investigations in respect of factual matters; however, we have no reason to believe that any of the factual matters are untrue.

     c. No opinion is expressed herein as to, and we have assumed for purposes of our opinions the due, valid and proper (i) formation of Buyer, (ii) execution of the Transaction Documents by Buyer were appropriate and fully authorized,(iii) performance of the obligations of Buyer thereunder, and (iv) performance of all legal obligations of Buyer. We also express no opinion, and have assumed for purposes of our opinion, that Buyer has the authority to do business in the State of Mississippi and Buyer has complied with all Legal Requirements applicable to Buyer or any contract to which Buyer is a party, including the Transaction Documents and payment of all applicable taxes by Buyer.

     d. The opinions expressed herein are limited to matters of law and do not constitute any opinions as to, or representations regarding, matters of fact.

H & S Fish Farms, Inc.
As of ________, 2000
Page 4


     e. We have not conducted any special or general investigation for the purposes of the opinions expressed herein, and have relied solely upon our examination of the Transaction Documents and such other matters and documents as are stated in this letter. We have made no independent verification of the matters stated to be assumed, and express no opinion in regard thereto, but have no actual knowledge to the contrary.

     f. Our opinion is given as of the date hereof, and we undertake no obligation to advise Buyer of any state of facts, or changes in law, occurring after the date hereof which might affect our opinion. Only Buyer and its successors and assigns (collectively, the "Opinion Recipient") are entitled to rely upon or to assert any legal rights created by this opinion letter and the Opinion Recipient's reliance on the opinions expressed herein shall be only for the purpose contemplated by the Transaction Documents. This opinion letter may not be used or relied upon by any other person for any other purpose whatsoever without in each instance this firm's prior written consent. The opinions expressed herein do not create or establish an attorney-client relationship between this law firm, or any of its attorneys and Buyer, and any such relationship is expressly disavowed. No opinion is rendered beyond the opinions herein expressly stated, and none may be inferred. The opinion expressed herein does not constitute a guarantee or insurance of the Transaction or any provisions of the Transaction Documents for any of the obligations or other matters referred to herein or therein.

                              Sincerely,

                              FORMAN,  PERRY,  WATKINS,  KRUTZ  & TARDY,
PLLC


                              By:__________________________________
                                   Steven M. Hendrix, Member
SMH/ps

H & S Fish Farms, Inc.
As of ________, 2000
Page 1

                              CERTIFICATE


     This Certificate is made and delivered to Forman, Perry, Watkins, Krutz & Tardy, PLLC, ("FPWK&T"), in connection with the delivery of that law firm's legal opinion (the "Opinion") to Buyer, and it is intended that FPWK&T will rely on this Certificate as to factual matters only in rendering the Opinion of even date herewith, a copy of which has been furnished to the undersigned, with regard to the instruments and documents listed therein (collectively, the "Documents"). It is also intended that the Opinion Recipient will rely on this Certificate in accepting the opinion and closing the Transaction.

     The undersigned officer(s) of Farm Fish, Inc., a Mississippi corporation ("Seller"), do hereby certify as follows:

     1. All representations and warranties of Seller in the Documents are true and correct on and as of this date.

     2. No event has occurred and is continuing, or would result from the transactions provided for in the Documents, which has or would constitute a breach by Seller of any of the terms of the Documents.

     3. The undersigned has reviewed the Documents and has had discussions with FPWK&T concerning the contents of the representations and warranties contained in the Documents, and the content and substance of the Opinion to be rendered by FPWK&T, and nothing came to the attention of the undersigned in such review or during such discussions which would, or could under any foreseeable circumstances, invalidate or bring into serious question the accuracy of such representations and warranties or the contents of the Opinion.

     4. The undersigned is the officer of Seller which is the most familiar with the conduct of the Seller's business, the execution and contents of its Transaction agreements, indentures, mortgages, deeds of trust and other similar agreements and instruments (collectively the "Material Agreements"), and the existence and contents of any judgments, orders, writs, injunctions, decrees, rules or regulations (collectively "Court Order") of any court or governmental department, commission, board, agency or instrumentality applicable to Seller. Except for the Documents, Seller is not a party or otherwise subject to any Material Agreement or Court Order, nor are any of its assets subject to a Material Agreement or Court Order which contains any restriction, covenant, prohibition or other term or provision by which entering into and performance of the Documents could either with notice, lapse of time or both, constitute a violation of, breach, conflict with or a default under the terms and provisions of any Material Agreement or Court Order.

     5. In the course of the review of the Documents, and the Opinion, no facts or circumstances have come to the attention of the undersigned, nor are the undersigned aware of any circumstances or facts which, while to their knowledge would not invalidate any of the above

H & S Fish Farms, Inc.
As of ________, 2000
Page 2

statements, might warrant further investigation as to whether or not such matters might have a bearing on the accuracy or validity of such statements.

     6. Attached as exhibits to the Certificate of Seller are true, correct, complete copies, as amended, of the (i) certificate of incorporation, (ii) bylaws, and (iii) consents and resolutions relating to its organization, current officers, directors and shareholders, sale of the Property and execution of the Documents. The undersigned hereby confirm that (a) there are no proceedings pending or threatened relating to, and no vote, consent or meeting has been taken or called for the purpose of, dissolving or liquidating Seller and (b) such consents and resolutions are in full force and effect without any amendment(s) thereto or rescission thereof, in whole or in part.

     7. This Certificate is given after due consideration of the matters stated herein and the purpose for which this Certificate has been requested.


Dated: As of _______, 2000.


                              Farm Fish, Inc.



                              By:_________________________________
                                   _____________, President

H & S Fish Farms, Inc.
As of ________, 2000
Page 12

              EXHIBIT 8.7 - BUYER'S OFFICER'S CERTIFICATE

See Attached.

H & S Fish Farms, Inc.
As of ________, 2000
Page 13



                         H & S FISH FARMS, INC.
                         CERTIFICATE OF OFFICER

     The undersigned, being the _____________ of H & S Fish Farms, Inc., a Mississippi corporation ("Buyer"), hereby certifies to Farm Fish, Inc., a Mississippi corporation and its successors and assigns ("Seller") that:

     1) Attached hereto as Exhibit A is a true, correct and complete copy of Buyer's Articles of Incorporation as in effect and as certified by the Secretary of State of Mississippi on
          ______________.

     2)   Attached   hereto   as   Exhibit   B  is  a   Certificate   of
          Existence/Authority of Buyer issued by the Secretary of State of Mississippi on _____________.

     3) No suit, action or other proceeding for the dissolution, liquidation or termination of Buyer has been instituted or is threatened.

     4) There have been no amendments or other documents affecting or altering Buyer's Articles of Incorporation since the date of the certification referred to in Item 1 above. Buyer has, since the respective date of the certificates referred to in Items 2 and 3, through the date hereof, remained in good standing under the laws of the State of Mississippi.

     5) Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of Buyer as of the date hereof and the same as was in effect immediately prior to the adoption of the resolutions referred to in Item 6 below. Such Bylaws have not been altered or amended and has been in full force and effect at all times since the adoption of such resolutions through the date hereof.

     6) Attached hereto as Exhibit D is a true, correct and complete copy of the resolutions of the Board of Directors validly adopted as of ______ which approved that certain Asset Purchase Agreement dated as of June ___, 2000 and transactions contemplated therein. Said corporate action was duly taken, has been since adoption and is now in full force and effect and has not been modified in any respect.

H & S Fish Farms, Inc.
As of ________, 2000
Page 14


     7) The following persons have been elected, have duly qualified and on the date hereof are officers of Buyer holding the offices set opposite their names and the signatures set opposite their names are their genuine signatures:


     NAME                TITLE               SIGNATURE


     ___________________ __________________  ___________________


     ___________________ __________________  ___________________

     8) This Certificate is made and delivered for the benefit of Seller, Frascogna & Courtney, and each is entitled to rely on the warranties, representation and facts set forth herein.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of __________, 20__.


                              H & S Fish Farms, Inc.


                              By:________________________________
                              Name:____________________________
                              Title:_____________________________

H & S Fish Farms, Inc.
As of ________, 2000
Page 1

                               EXHIBIT B

                 PLAN OF LIQUIDATION OF FARM FISH, INC.

     This Plan of Liquidation (the "Plan") is for the purpose of effecting the complete liquidation of Farm Fish, Inc. ("Farm Fish"), a Mississippi Corporation, and the dissolution of Farm Fish under the Mississippi Business Corporation Act.

     1. At the record date, Farm Fish had issued and outstanding 2,688,605 shares of common stock. Farm Fish will cease the active conduct of its business and distribute all of its assets in complete liquidation, less any assets retained to meet claims, in accordance with this Plan.

     2. The Board of Directors of Farm Fish shall be deemed trustees and shall take all steps necessary to wind up the affairs of Farm Fish.

     3. The officers and directors of Farm Fish are authorized to sell or otherwise liquidate any and all of the assets of the Farm Fish which in their judgment should be sold or liquidated, and on such terms and conditions as described in this Paragraph, to make payments of taxes and other liabilities, and to make distributions of the assets of Farm Fish, in cash or in kind, in one or in a series of distributions in complete liquidation as follows:

          (a) First, to the payment and discharge of all Farm Fish's debts and liabilities to creditors including, but not limited to, the payment of all state and federal taxes;

          (b) Second, to the payment and discharge of all the Farm Fish's debts and liabilities incurred in the process of winding up its affairs and liquidating its assets;

          (c) Third, to the payment and discharge of all Farm Fish's debts and liabilities to Shareholders and their Affiliates; and

          (d) Thereafter, to the Shareholders pro rata according to the number of shares of Farm Fish stock held.

     4. Each of the foregoing distributions in complete liquidation shall be solely in exchange for, in complete redemption and cancellation of, and in complete payment for, all of the outstanding stock of Farm Fish, and the Shareholders shall, if the Board of Directors of Farm Fish so determines, surrender the stock certificates for cancellation on receipt of the final distribution authorized by the Plan.

     5. After the distributions referred to in Paragraph 3 are made, Farm Fish shall not engage in any business activities. The directors then in office, and at the pleasure of the directors, the officers then in office, shall continue in office solely to wind up Farm Fish's business and affairs. No action shall be taken that is inconsistent with the status of liquidation and that status shall continue until the date Farm Fish is dissolved.

     6. As soon as practicable after Farm Fish's property is distributed to its Shareholders, the officers and directors of Farm Fish shall proceed with the voluntary dissolution of the Corporation under the laws of the State of Mississippi, and they are authorized, empowered, and directed to execute and file all documents which they deem necessary or advisable to carry out the purposes and intentions of the Plan.

     7. The officers and directors of Farm Fish shall have authority to carry out and consummate this Plan, including authority:

     (a) to do, on behalf of Farm Fish, all acts required to be done by Farm Fish under this Plan; and

     (b) to adopt all resolutions, execute all documents, file all papers, and take all other action deemed necessary or appropriate to effect the dissolution of Farm Fish and the complete liquidation of its business, assets and affairs.